UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	—	FYGYX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

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Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Intermediate Government Bond Fund

Nuveen Short Term Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2016. These management teams include:

Nuveen Core Bond Fund

Chris J. Neuharth has managed the Fund since 2012. Jeffrey J. Ebert and Wan-Chong Kung, CFA, joined the Fund as co-portfolio managers in 2000 and 2002, respectively. Jason J. O’Brien, CFA, joined the Fund as a co-portfolio manager on March 18, 2016.

Nuveen Core Plus Bond Fund

Timothy A. Palmer, CFA, has managed the Fund since 2003. Wan-Chong Kung, CFA, Jeffrey J. Ebert and Chris J. Neuharth joined the Fund as co-portfolio managers in 2001, 2005 and 2006, respectively. Douglas M. Baker, CFA, joined the Fund as co-portfolio manager on March 18, 2016.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris J. Neuharth and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris J. Neuharth has managed the Fund since 2004. Peter L. Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011. Jason J. O’Brien, CFA, and Mackenzie S. Meyer joined the Fund as co-portfolio managers on March 18, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.2%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in June 2016 from 5.3% in June 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in May 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, subsequent to the close of this reporting period, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.4% and 5.2%, respectively.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.0% over the twelve-month period ended June 30, 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

At the start of the reporting period, a slowdown in China and ongoing weakness across emerging markets led to renewed volatility and downward pressure for commodity prices across the board. China fears plus a global supply glut led oil prices to sell off sharply, hitting a 12-year low of approximately $26-per-barrel for West Texas Intermediate (WTI) crude in February 2016. However, in the final four months or so of the reporting period, news of a possible production freeze and a string of unexpected production outages helped prices rally back to around the $50-per-barrel mark for WTI crude.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s late-June referendum on whether to stay or leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, concerns surrounding a disappointing jobs growth report in May, the increasing divergence between U.S. and global growth as well as tepid inflation readings led the Fed to again hold rates steady at its June and July meetings.

While the U.S. economy remained on firmer footing, the economic outlook outside the U.S. grew more uncertain as the U.K.’s late-June referendum increasingly weighed on sentiment and markets, especially in Europe. Angst surrounding growth in China also remained front and center as policymakers struggled to promote growth in this weakening economy. Japan attempted to boost growth and stave off deflation with an unexpected rate cut at the end of January, but then held off on any additional response, much to the chagrin of investors. The ECB unleashed its own combination of easing measures in March. Then on June 23, 2016, British

6	NUVEEN

voters shocked the world with their unexpected “Brexit” decision to leave the EU, forcing the resignation of the country’s prime minister and temporarily rocking global financial markets. In the days after the vote, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity.

As a result of the broad array of factors over the reporting period, the Treasury yield curve flattened as rates for Treasury securities with maturities of one year and less moved modestly higher, while rates for intermediate- and long-term Treasuries fell substantially. For example, yields on one-year T-bills rose by 17 basis points, while 10-year Treasury rates were 85 basis points lower by period end. While Treasury yields ended the reporting period at extremely low levels by historical standards, they remained attractive when compared to the negative rates found in many places across Europe and Asia.

How did the Funds perform during the twelve-month reporting period ended June 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2016. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter part of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial sector spreads remained steady and outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government

NUVEEN	7

Portfolio Managers’ Comments (continued)

securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. Agency and non-agency mortgage-backed securities (MBS) also performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the MBS market.

The volatile market conditions and pressures on credit and economically sensitive sectors of the market drove the Fund’s shortfall versus the benchmarks, with the majority of the negative impact taking place in the first seven months of the reporting period. We had positioned the Fund to benefit from our outlook for trend-like economic growth, strong corporate performance and a Fed interest rate hike in the fall of 2015 with an approximately 15% overweight in the investment grade credit sector relative to the benchmark. While the overweight was not a significant detractor over the period as a whole, our security selection and a lower quality bias in the sector weighed on results. Within investment grade, we had positioned the Fund with an overweight in energy and metals/mining names, segments of the market that experienced relentless selling pressure during the first seven months of the reporting period due to volatile commodity prices and a large amount of new issues. The one theme that worked to our advantage in investment grade credit during this reporting period was a large overweight to financials, due to their strong relative returns within the sector.

The investing landscape shifted in the final five months of the reporting period as some of these same themes in investment grade credit worked to the Fund’s benefit. Our lower quality bias was additive to results from February 2016 through June 2016 due to the excess returns the BBB segment provided versus higher rated segments of the investment grade market. Unfortunately, security selection continued to detract as financials underperformed in the reporting period’s final months due to Brexit and credit fears, while certain industrial names also hurt investment returns.

In securitized sectors, the Fund maintained a modest overweight to CMBS that was beneficial given the slight outperformance of this sector. However, our overweight position in ABS and our close-to-benchmark weight in MBS were not meaningful drivers of returns during the reporting period.

In aggregate, our interest rate strategies had little impact on performance as our yield curve strategy was modestly beneficial, while our duration moves slightly detracted. We started the reporting period with the Fund positioned for the likelihood that short-term interest rates would increase more than long-term rates and that the yield curve would flatten as the Fed continued to normalize policy. As such, we had lowered exposure to short- and intermediate-duration securities and modestly overweighted securities at the longer end of the yield curve. This stance generally aided the Fund’s results since the yield curve did flatten, because long rates fell significantly while short rates moved only modestly higher. On the other hand, we positioned the Fund to benefit from higher rates with a duration (interest rate sensitivity) that averaged around 0.25 years shorter than the benchmark for the majority of the reporting period. This posture detracted due to the sharp decline in rates.

Over the course of the reporting period, we modestly adjusted the Fund’s sector weights in response to shifting technicals and changing valuations. While the portfolio remains overweight in investment grade credit, we modestly reduced its overall exposure after the segment recovered on the back of the commodity sector rebound and strong overseas interest in the final months of the reporting period. The sales we made in the segment were primarily driven by changes in views on specific corporate issuers. In the process, we slightly upgraded the Fund’s overall portfolio credit quality by reducing its overweight to BBB rated issuers, due to that segment’s strong results. Although we believe credit fundamentals have likely peaked, we expect key credit metrics to remain fairly stable and broadly supportive of valuations. Periods of volatility are almost certain to persist; however, strong technicals and accommodative monetary policy are providing a solid backdrop for credit investors. We believe long-term investors are being fairly compensated for taking credit and liquidity risk; therefore, we are maintaining the Fund’s overweight to investment grade credit.

In the CMBS sector, we sold some positions as spread targets were reached, slightly reducing the Fund’s weighting in this sector. The Fund’s agency MBS exposure was relatively stable, with trading activity in the sector generally bottom up in nature and geared toward managing risk in line with the benchmark.

At the end of the reporting period, the market was priced for no changes in Fed policy for the rest of 2016, which seemed appropriate given the macro outlook. That being said, 10-year Treasury rates at the end of the reporting period were at levels we have not seen for more than a year and that embody a significant amount of risk aversion and uncertainty. We see a reasonable probability

8	NUVEEN

that rates will retrace some of their downward movement over the coming months as the durability of the U.S. economy is confirmed by incoming data and investors reassess the global macro environment. Absent a significant downgrade to our view for the U.S. economy or a repricing of rates higher, we expect to keep the Fund’s duration neutral versus its benchmark.

In addition, we continued to utilize various derivative instruments in the Fund during the reporting period. We use Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions detracted from performance during the reporting period. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure and these positions also detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Plus Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter part of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

High yield bond prices were under extreme pressure in the first seven months of the reporting period as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rating space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016, after suffering through a 20-month long bear market. High yield spreads tightened significantly and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period. On the other hand, the segment outperformed European issues, given Brexit uncertainty, as well as the relative richness of euro high yield given its outperformance in last year’s sell-off.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. Agency and non-agency mortgage-backed securities (MBS) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the MBS market.

Non-U.S. interest rates and currencies took the Fed’s December 2015 rate increase in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing risk aversion in credit helped keep market rates in check early in the reporting period. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation

NUVEEN	9

Portfolio Managers’ Comments (continued)

expectations. After a pause in its quantitative easing efforts, the ECB aggressively ramped up its efforts to reverse disinflation and expand lending activity in March 2016, by expanding its measures and pushing interest rates deeper into negative territory. After the Fed validated the market’s assessment that the pace of its rate hikes would slow further, global rates fell precipitously and the U.S. dollar declined. Risk appetite was supported, particularly corporate credit, in light of the ECB’s move to buy corporate bonds. China worked to stabilize its yuan currency, while rumors flourished that global policymakers agreed to a secret “Shanghai Accord” at the G-20 meeting, in a coordinated effort to weaken the dollar and end recent “currency wars.” In the final days of the reporting period, the unexpected Brexit vote had a significant impact on major currencies, slashing the value of the British pound and other European currencies versus the dollar. Conversely, the yen was driven up by the flight to quality and disappointment over the lack of any stimulative action by the Bank of Japan, as well as the dovish turn from the Fed. However, global leaders were relieved to see the relatively contained short-term asset reaction outside of Europe. The Japanese yen appreciated sharply over the reporting period, given flight-to-quality inflows and appreciation caused by the failure of “Abenomics” to remain on track.

Emerging Market (EM) bonds and currencies had a rocky start to the reporting period as decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. As the reporting period progressed, however, EM bonds and currencies benefited from stabilizing domestic fundamentals and positive policy developments globally, which led to investor inflows and a reversal from very cheap valuations. Rising oil prices boosted growth and reduced the stress on commodity-dependent economies. The market was also supported by the aggressive ECB actions, the Fed’s cautious posture and evidence of Chinese fiscal stimulus. Despite elevated volatility in global markets at the end of the reporting period due to the U.K. referendum, EM debt posted strong returns over the reporting period, outperforming all other fixed income asset classes. EM currencies declined versus the U.S. dollar, owing to global growth concerns, volatile commodities and capital outflows. Commodity sensitive currencies were hardest hit.

The volatile market conditions and pressures on credit and economically sensitive sectors of the market drove the Fund’s shortfall versus the benchmarks, with the majority of the negative impact taking place in the first seven months of the reporting period. During the reporting period, investment grade credit was the biggest drag on the Fund’s performance, mainly due to security selection as well as our significant overweight to and quality bias within the sector. Within investment grade, our overweights to cyclical credits and lower quality bias (overweight BBB rated credits) both detracted from performance. Also, the benefit of the Fund’s large overweight to financials during this reporting period was more than offset by its smaller, but hard hit, positions in energy, metals and other cyclically sensitive industries. The tables turned in the final five months of the reporting period as some of these same themes in the investment grade sector, particularly our lower quality bias, worked to the Fund’s benefit. However, security selection continued to detract as financials, including preferred securities, meaningfully underperformed industrials in light of Brexit and credit fears. Additionally, some of our holdings in the industrial sectors continued to lag.

In terms of high yield exposure, we had positioned our weighting in the segment close to the top end of the Fund’s policy range due to our view of moderate global growth and supportive credit fundamentals. However, this substantial weighting in the high yield corporate sector was also a drag on results, with all of the negative impact taking place in the first seven months of the reporting period. Our positioning in oil and cyclical credits also contributed to the underperformance. After oil prices hit bottom in mid-February 2016, the high yield segment surged, contributing favorably to the Fund’s results later in the reporting period, but not enough to offset the earlier underperformance.

Away from credit, sector selection detracted modestly owing to the Fund’s underweight position in CMBS and MBS. Foreign currency exposure was also a marginal detractor given the strong “risk-off” appreciation of the Japanese yen and downward pressure on the Mexican peso driven by global uncertainties, economic concerns and commodity volatility. Our positions in foreign and EM bonds also had a modestly negative impact.

Yield curve positioning was a positive contributor to the Fund’s performance, driven by a flattening of the yield curve over the reporting period. However, our generally defensive duration stance detracted because the Fund did not keep up with the sharp decline in Treasury rates during the reporting period. Overall, rate positioning was not a major driver of return.

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As the reporting period drew to a close, we maintained the Fund’s positioning for moderate economic growth and supportive financial conditions. Our portfolio construction continued to be focused on income generation driven primarily through diversified exposure to investment-grade corporates and a significant allocation to high yield. Toward the end of the reporting period, we marginally reduced the Fund’s weight to investment-grade credit as some holdings hit near-term valuation targets, using the proceeds to increase weights marginally in the high yield, non-U.S. and ABS sectors. Other activity focused on repositioning individual issues according to relative value opportunities and developing credit views. We continue to emphasize financials, which we believe are quite inexpensive in both relative and absolute terms and provide good income and performance potential to the portfolio. Outside of financials, credit selection remains crucial given the cross currents impacting various industries and credits in different ways in a slow-growth economy.

Away from credit, we continued to find opportunities in the CMBS and ABS sectors that provided attractive yields, while underweighting the MBS sector in light of better valuations elsewhere. We avoided Treasuries and agencies as these sectors offered unattractive duration and yield profiles.

Although we believe foreign markets and currencies provide select opportunities, we ended the reporting period with only small positions in these segments. We remain alert for economic shifts in key markets and await better fundamentals and catalysts for our investment themes before adding meaningfully to the Fund’s foreign positions.

We shifted the Fund’s interest rate positioning from an underweight to near neutral toward the end of the reporting period, given our view of an increased likelihood of a further deferral from the Fed and continued liquidity expansion globally.

During the reporting period, we also continued to utilize various derivative instruments. We use Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions detracted from performance during the reporting period. We also use interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure, and these positions also detracted from performance.

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Barclays U.S. TIPS Index and outperformed the Lipper Inflation-Protected Bond Funds Classification Average for the twelve-month reporting period. Early in the reporting period, investors seemed indifferent to Treasury inflation protected securities (TIPS) as headline inflation remained weak in the face of rapidly declining energy prices. The Fed’s December rate liftoff in a low inflation environment caused yields on TIPS to rise significantly, particularly at the short end of the yield curve, even as breakeven rates mostly languished near multi-year lows. Breakeven rates measure the difference between the yields of nominal Treasuries versus TIPS with the same maturity. The yield on five-year TIPS, which began the reporting period at 0.02%, rose to 0.45% by year-end 2015. As we entered 2016, inflation expectations turned positive and investors returned to the TIPS asset class, partly due to the attractive valuations found in the segment. However, the Fed’s increasingly dovish tone in the second half of the reporting period sharply reduced the odds for any further rate hikes in 2016 as inflation remained below the Fed’s objective and concerns over global economic and financial developments continued. TIPS performed very strongly in the second half of the reporting period as investors poured money into the segment, pushing yields much lower and prices higher across the board. For example, yields on five-year TIPS fell 82 basis points between year-end 2015 and the end of the reporting period, back into negative territory at -0.37%. The yield on a TIPS bond is equal to the corresponding Treasury bond yield minus the expected rate of inflation, therefore, it falls into negative territory if the inflation rate is higher than the current Treasury yield. As interest rates tumbled toward historically low levels, the TIPS breakeven rate narrowed across the TIPS yield curve, indicating investor expectations of decreased inflation risk.

In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. High yield bond prices were under extreme pressure as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on

NUVEEN	11

Portfolio Managers’ Comments (continued)

confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower-rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016 after suffering through a 20-month long bear market. High yield spreads tightened significantly and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period. Global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high-quality, non-government securities all contributed to the tightening of risk premiums in the segment.

In terms of performance, the Fund’s results versus the benchmark were hindered by its out-of-index exposures, particularly in high yield credit in the first seven months of the reporting period. As noted previously, high yield corporates were the worst performing area of the bond market during that time frame, significantly underperforming Treasuries and TIPS. While the Fund’s exposure to this asset class was fairly small, high yield bonds came under intense pressure during this extremely risk-averse period, exhibiting explosive volatility and impaired market liquidity. While this segment recovered sharply in the final months of the reporting period, it was not enough to offset the earlier underperformance.

On the other hand, the Fund’s performance versus its peer group benefited from our breakeven positioning, which is designed to take advantage of changing inflation expectations along the TIPS yield curve. Also, the Fund generally benefited from its underweight to TIPS as these securities underperformed nominal Treasuries. A longer duration profile for our nominal Treasury holdings was also helpful due to the outperformance of longer maturity Treasuries in the falling rate environment.

Based on our improving outlook for inflation and the attractive valuations in the TIPS asset class, we built up the Fund’s TIPS exposure from approximately 80% of the portfolio at the beginning of the reporting period to 86% at the end of the reporting period. While the fundamental backdrop for the TIPS market was neutral at the end of the period, the technical backdrop continued to be positive due to fairly steady demand as investors returned to the space. From a valuation standpoint, the segment also appeared favorable as breakeven spread levels were attractive and did not reflect the full inflation risk premium expected from an accommodative Fed. Although the very low real yields on TIPS may be a headwind for the segment in the near term, TIPS are likely to out yield Treasuries due to strong seasonal consumer price index (CPI) prints.

In the remainder of the portfolio, we kept modest allocations in out-of-index sectors including high yield credit, CMBS and investment grade credit, which ended the reporting period around 7% of the portfolio collectively. The portfolio also continued to have small allocations to nominal Treasury securities and cash. In the credit sectors, our view is that while fundamentals have clearly peaked, they will remain supportive of current valuations. Although periods of volatility are almost certain to persist, strong technicals and accommodative monetary policy are providing a solid environment for credit investors. We believe long-term investors are being fairly compensated for taking credit and liquidity risk. In the CMBS sector, we may look to modestly add back exposure after lowering the Fund’s weight in the segment slightly, if the sector cheapens versus competing assets.

At the end of the reporting period, the market was priced for no changes in Fed policy for the balance of the year, which we believe is appropriate given the current macro outlook. That being said, Treasury rates ended the reporting period at levels we have not seen for some time and that embody a significant amount of risk aversion and uncertainty. We see a reasonable probability that rates, while remaining historically low, may retrace some of their downward movement over the coming months as the durability of the U.S. economy is confirmed by incoming data and investors reassess the global macro environment. Absent a significant downgrade to our view for the U.S. economy or a repricing of rates higher, we expect to continue managing the Fund’s duration slightly short compared to its benchmark’s duration via a short duration in the TIPS portfolio, offset somewhat by a longer duration in our nominal Treasury securities. We continue to position the portfolio to benefit from a flattening in the breakeven inflation curve between 5 and 30 years, with 5-year TIPS outperforming due to our outlook for seasonally stronger inflation.

12	NUVEEN

We also use Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The overall effect of the positions on performance during the reporting period was negative. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure and these positions also detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities, which outpaced corporate bonds, particularly high yield, by a wide margin. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop for credit also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market.

In the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the MBS market. Generally speaking, valuations were steady and investors embraced the combination of lower volatility and superior liquidity found in the agency MBS sector. Also, the Fed implied that it would continue to re-invest MBS paydowns from its holdings until policy normalization was well under way, which gave investors comfort that technicals in the MBS segment would remain favorable through much of 2016. However, the segment did come under pressure in the final month of the reporting period due to the June rate rally, modest pickup in volatility and Brexit vote, which pushed mortgage spreads wider. Commercial mortgage-backed securities (CMBS) performed very well over the entirety of the reporting period, following a difficult first half caused by higher levels of new issuance and ongoing concerns about the quality of loans going into new deals. In the second half of the reporting period, the CMBS sector was boosted by global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government securities, which all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. The ABS sector continued to benefit from strong consumer loan performance and favorable supply/demand conditions.

As a whole, the Fund’s sector strategies had a modestly negative impact on performance during the reporting period. We positioned the Fund with overweight positions in several securitized sectors of the market, including CMBS, ABS and agency MBS, with a corresponding underweight to U.S. Treasuries. Most of the detraction was the result of security selection in non-traditional ABS during the first half of the reporting period. On the other hand, the Fund’s overweight exposure to agency MBS had a favorable impact on results, especially in the second half of the reporting period and was a positive contributor to performance.

In aggregate, our interest rate strategies had a positive impact on the Fund’s performance due to the benefits from our yield curve strategy. We started the reporting period with the Fund positioned for the likelihood that short-term interest rates would increase more than long-term rates and that the yield curve would flatten as the Fed continued to normalize policy. As such, we had lowered exposure to shorter maturity securities (out to five years) and modestly overweighted securities at the longer end of the yield curve (ten- and twenty-year maturities). This stance benefited the Fund’s results since the yield curve did flatten, more so because long rates fell significantly while short rates moved only modestly higher. On the other hand, we had positioned the Fund with a defensive duration (interest rate sensitivity), which modestly detracted due to the sharp decline in rates. However, the negative impact was not enough to offset the positive effects of our yield curve positioning.

In addition, we use Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The overall effect of these positions on performance during the reporting period was negative. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure and these positions also detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

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Portfolio Managers’ Comments (continued)

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter part of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Although spreads were under pressure, short-duration investment-grade credit managed to outperform Treasuries during the reporting period. However, short-duration high yield corporates performed poorly as the risks of slower global growth, lower commodity prices and a hawkish Fed pressured prices lower across the board.

Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high-quality, non-government securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) with shorter durations performed well compared to other asset classes as consumer credit metrics outside of subprime auto remained solid. Short maturity agency and non-agency mortgage-backed securities (MBS) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the MBS market.

The Fund’s exposure to investment grade credit ranged between 35% and 42% of its portfolio during the reporting period, or roughly a 5-10% overweight to the benchmark. Given the outperformance of investment grade credit, this sector decision was incrementally beneficial to returns. However, within investment grade credit, our security selection was a drag on results. We maintained small overweights to both financials and industrials relative to the benchmark, with an emphasis on BBB rated paper. During the first seven months of market volatility during the reporting period, the Fund’s financial holdings held up well, but its industrial exposure was a detractor. While only a small amount of the Fund’s investment grade industrial exposure was in commodity-related sectors such as energy and metals/mining, our position still represented an overweight of about 1% versus the benchmark and therefore modestly detracted from performance.

The Fund’s modest exposure to high yield corporate bonds was also a performance detractor, with the majority of the negative impact happening in the first portion of the reporting period. We positioned the Fund with approximately a 6% weighting in short duration non-investment-grade corporate bonds, which were broadly diversified across industries and issuers in the BB and B rating credit categories. This exposure weighed on the Fund’s performance due to the significant underperformance of risk assets in the second half of 2015. However, in the final months of the reporting period, high yield bonds gave a stronger showing due to the improvement in risk appetites and the resurgence in the energy and basic materials segments.

As always, the Fund maintained a strong focus on the securitized sectors, holding somewhere between 40% and 50% in residential MBS, CMBS and ABS product throughout the reporting period. The strong performance of these sectors had a significant positive impact on the Fund’s returns.

Taken as a whole, our interest rate positioning benefited the Fund’s results during the reporting period. We had positioned the Fund defensively to limit its sensitivity to rising rates because we anticipated the Fed would begin to normalize monetary policy. This

14	NUVEEN

included maintaining the Fund’s duration between 0.25 and 0.50 years short of the benchmark, while structuring the portfolio to benefit from a flatter yield curve. The duration stance worked to the Fund’s favor in the first part of the reporting period as interest rates rose, but then detracted later on amid the sharp drop in rates. On the other hand, the positioning for a flatter yield curve helped results throughout the reporting period as short-term rates rose modestly while intermediate-term rates fell quite dramatically, leading to a significantly flatter curve.

We made several changes to the Fund’s structure during the reporting period with most of our portfolio activity being bottom up in nature. Our focus remained on generating income via a significant overweight to the non-government sectors of the bond market. As spreads modestly tightened on the back of commodity sector recoveries and strong overseas interest later in the reporting period, we became more selective with adding investment grade credit exposure to the portfolio. While we do believe credit fundamentals have likely peaked, we expect key credit metrics to remain fairly stable and broadly supportive of current valuations. Periods of volatility are almost certain to persist; however, strong technicals and accommodative monetary policy are providing a solid backdrop for credit investors. We believe long-term investors are being fairly compensated for taking credit and liquidity risk. Therefore, we are maintaining the Fund’s overweight to investment-grade credit and small exposure to short-duration high yield corporate paper.

Given strong household balance sheets, we continue to focus the Fund’s securitized exposure in the consumer-related ABS and residential mortgage segments. We continue to favor government-sponsored enterprise (GSE) credit risk transfer securities and single-family rental bonds, which are short duration, floating-rate mortgage securities that should benefit from stringent mortgage underwriting standards and strong demand for rental housing. We’re also generally comfortable with commercial real estate fundamentals, at least in the short run, and are maintaining exposure in the CMBS sector, while becoming increasingly selective in our new issue underwriting processes in that segment. The Fund maintains between 5% to 10% of its assets in Treasury and agency securities as a liquidity and volatility buffer.

At the end of the reporting period, the market was priced for no changes in Fed policy for the rest of 2016, which seems appropriate given the current macro outlook. That being said, short-term Treasury rates dropped below 0.60% at the end of the reporting period, a level we have not seen for more than a year and that embodies a significant amount of risk aversion and uncertainty. We see a reasonable probability that rates can retrace some of their downward movement over the coming months as the durability of the U.S. economy is confirmed by incoming data and investors reassess the global macro environment. Absent a significant downgrade to our view for the U.S. economy or a repricing of rates higher, we are maintaining the Fund’s duration between 0.25-0.50 years short to its benchmark.

During the reporting period, we also continued to utilize various derivative instruments. We use Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The overall effect of these positions on the Fund’s performance during the reporting period was negative. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure and these positions also detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

NUVEEN	15

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

16	NUVEEN

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, Nuveen Core Plus Bond, Nuveen Inflation Protected Securities and Nuveen Intermediate Government Bond had positive UNII balances while Nuveen Core Bond and Nuveen Short Term Bond had zero UNII balances for tax purposes. Nuveen Inflation Protected Securities Fund had a positive UNII balance, while the other Funds had negative UNII balances for financial reporting purposes.

All monthly dividends paid by Nuveen Core Plus Bond Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

The Nuveen Core Bond Fund seeks to pay regular monthly distributions at a level rate that reflects past and projected net income of the Fund. The Fund may own certain investments that can create uneven income flows. In some cases, such as a credit default swap position whose value falls after purchase, these investments may actually decrease overall levels of net income. During the current fiscal year, certain investments owned by the Fund decreased income. Although the Fund reduced its distribution level twice during the year, the Fund’s distribution amount over the entire fiscal year exceeded the actual amount of net income. As a result, a portion of the Fund’s fiscal year distribution have been deemed to be a return of capital, which is identified in the table below.

Nuveen Core Bond Fund

	Share Class
Fiscal Year Ended June 30, 2016	Class A	Class C	Class R6	Class I
Regular monthly per share distribution
From net investment income	$0.2141	$0.1341	$0.2341	$0.2341
From net realized capital gains	0.0642	0.0642	0.0642	0.0642
Return of capital	0.0417	0.0417	0.0417	0.0417
Total per share distribution	$0.3200	$0.2400	$0.3400	$0.3400

Nuveen Inflation Protected Securities Fund did not pay monthly dividends during the current reporting period.

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18	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.12%	2.99%	4.48%
Class A Shares at maximum Offering Price	0.98%	2.38%	4.17%
Barclays U.S. Aggregate Bond Index	6.00%	3.76%	5.13%
Lipper Core Bond Classification Average	4.95%	3.56%	4.65%
Class I Shares	4.39%	3.25%	4.68%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	3.31%	2.20%	2.34%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	4.38%	1.97%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.85%	1.61%	0.56%	0.59%
Net Expense Ratios	0.78%	1.53%	0.48%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.07%	3.52%	4.88%
Class A Shares at maximum Offering Price	(2.28)%	2.62%	4.43%
Barclays U.S. Aggregate Bond Index	6.00%	3.76%	5.13%
Lipper Core Bond Plus Classification Average	4.36%	3.95%	5.29%

Class C Shares	1.29%	2.74%	4.09%
Class R3 Shares	1.83%	3.25%	4.64%
Class I Shares	2.26%	3.77%	5.13%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	2.35%	1.42%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.85%	1.60%	1.10%	0.54%	0.60%
Net Expense Ratios	0.77%	1.52%	1.02%	0.46%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.48%	2.28%	4.26%
Class A Shares at maximum Offering Price	(0.88)%	1.38%	3.81%
Barclays U.S. TIPS Index	4.35%	2.63%	4.75%
Lipper Inflation-Protected Bond Funds Classification Average	2.57%	1.56%	3.74%

Class C Shares	2.77%	1.65%	3.53%
Class R3 Shares	3.32%	2.04%	3.93%
Class I Shares	3.72%	2.63%	4.55%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	3.99%	1.76%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.66%	1.15%	0.52%	0.66%
Net Expense Ratios	0.79%	1.54%	1.04%	0.37%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.06%	1.81%	3.63%
Class A Shares at maximum Offering Price	0.00%	1.20%	3.31%
Barclays Intermediate Government Bond Index	3.93%	2.31%	4.07%
Lipper Intermediate U.S. Government Funds Classification Average	4.15%	2.48%	3.95%

Class I Shares	3.34%	2.07%	3.84%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	2.29%	1.04%	1.58%
Class R3 Shares	2.90%	1.55%	2.08%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.00%	1.75%	1.25%	0.75%
Net Expense Ratios	0.79%	1.54%	1.04%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed expenses) do not exceed 0.54% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.04%	1.55%	2.85%
Class A Shares at maximum Offering Price	(1.24)%	1.09%	2.61%
Barclays 1-3 Year Government/Credit Bond Index	1.59%	1.10%	2.80%
Lipper Short Investment Grade Debt Funds Classification Average	1.24%	1.42%	2.62%

Class I Shares	1.29%	1.79%	3.06%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.25%	0.77%	1.20%

	Average Annual
	1-Year	Since Inception
Class R3 Shares	0.74%	1.70%
Class R6 Shares	1.29%	1.56%

Since inception return for Class C, Class R3 and Class R6 Shares are from 10/28/09, 9/23/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.46%	0.48%
Net Expense Ratios	0.71%	1.46%	0.96%	0.43%	0.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

28	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Yields as of June 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.32%	1.62%	2.63%	2.64%
SEC 30-Day Yield-Subsidized	1.90%	1.22%	2.21%	2.20%
SEC 30-Day Yield-Unsubsidized	1.79%	1.11%	2.15%	2.09%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.81%	3.28%	3.75%	4.25%	4.26%
SEC 30-Day Yield-Subsidized	3.51%	2.92%	3.41%	3.95%	3.91%
SEC 30-Day Yield-Unsubsidized	3.39%	2.80%	3.30%	3.86%	3.79%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
SEC 30-Day Yield-Subsidized	4.82%	4.30%	4.79%	5.68%	5.29%
SEC 30-Day Yield-Unsubsidized	4.71%	4.17%	4.66%	5.38%	5.16%

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.17%	0.47%	0.94%	1.47%
SEC 30-Day Yield-Subsidized	0.77%	0.05%	0.54%	1.03%
SEC 30-Day Yield-Unsubsidized	0.64%	(0.08)%	0.42%	0.91%

30	NUVEEN

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.54%	0.79%	1.27%	1.82%	1.82%
SEC 30-Day Yield-Subsidized	1.35%	0.65%	1.12%	1.67%	1.63%
SEC 30-Day Yield-Unsubsidized	1.30%	0.60%	1.09%	1.62%	1.58%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	31

Holding

Summaries as of June 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	40.3%
$1,000 Par (or similar) Institutional Preferred	0.4%
Municipal Bonds	0.9%
U.S. Government and Agency Obligations	12.1%
Asset-Backed and Mortgage-Backed Securities	41.2%
Sovereign Debt	0.8%
Investments Purchased with Collateral from Securities Lending	6.9%
Money Market Funds	3.0%
Other Assets Less Liabilities	(5.6)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	13.6%
Media	10.7%
Capital Markets	9.3%
Diversified Telecommunication Services	8.0%
Insurance	7.9%
Health Care Providers & Services	6.5%
Real Estate Investment Trust	4.1%
Oil, Gas & Consumable Fuels	3.8%
Food & Staples Retailing	3.6%
Health Care Equipment & Supplies	3.3%
Biotechnology	2.2%
Specialty Retail	2.2%
Beverages	2.0%
Energy Equipment & Services	1.8%
Semiconductors & Semiconductor Equipment	1.6%
Other	19.4%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	51.4%
AA	7.0%
A	25.1%
BBB	16.4%
N/R (not rated)	0.1%
Total	100%

1	Excluding investments in derivatives.

32	NUVEEN

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	61.3%
$1,000 Par (or similar) Institutional Preferred	6.1%
U.S. Government and Agency Obligations	0.0%
Asset-Backed and Mortgage-Backed Securities	28.0%
Sovereign Debt	2.7%
Investments Purchased with Collateral from Securities Lending	10.2%
Money Market Funds	5.8%
Other Assets Less Liabilities	(14.1)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds
holdings)

Banks	16.0%
Oil, Gas & Consumable Fuels	10.0%
Media	8.5%
Real Estate Investment Trust	6.2%
Capital Markets	5.3%
Diversified Telecommunication Services	5.2%
Metals & Mining	3.9%
Chemicals	3.9%
Insurance	3.5%
Consumer Finance	2.7%
Diversified Financial Services	2.2%
Machinery	2.1%
Specialty Retail	2.1%
Household Durables	2.0%
Containers & Packaging	2.0%
Aerospace & Defense	1.9%
Food & Staples Retailing	1.7%
Wireless Telecommunication Services	1.6%
Other	19.2%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	19.8%
AA	2.9%
A	25.2%
BBB	35.8%
BB or Lower	16.2%
N/R (not rated)	0.1%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	33

Holding Summaries as of June 30, 2016 (continued)

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.1%
Corporate Bonds	4.5%
$1,000 Par (or similar) Institutional Preferred	0.0%
Municipal Bonds	0.4%
U.S. Government and Agency Obligations	87.4%
Asset-Backed and Mortgage-Backed Securities	2.1%
Sovereign Debt	0.4%
Investments Purchased with Collateral from Securities Lending	1.3%
Money Market Funds	4.8%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds holdings)

Health Care Providers & Services	17.9%
Diversified Telecommunication Services	15.7%
Media	8.2%
Wireless Telecommunication Services	7.0%
Household Durables	4.7%
Commercial Services & Supplies	4.6%
Real Estate Investment Trust	3.4%
Independent Power & Renewable Electricity Producers	3.4%
Road & Rail	3.3%
Construction Materials	2.9%
Auto Components	2.7%
Banks	2.4%
Oil, Gas & Consumable Fuels	2.3%
Energy Equipment & Services	2.2%
Other	19.3%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	94.0%
AA	0.9%
A	0.4%
BBB	1.9%
BB or Lower	2.8%
Total	100%

1	Excluding investments in derivatives.

34	NUVEEN

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	0.5%
Municipal Bonds	2.6%
U.S. Government and Agency Obligations	69.9%
Asset-Backed and Mortgage-Backed Securities	21.6%
Investments Purchased with Collateral from Securities Lending	0.4%
Money Market Funds	3.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	96.3%
AA	2.4%
A	1.0%
BBB	0.3%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	35

Holding Summaries as of June 30, 2016 (continued)

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	46.6%
Municipal Bonds	1.7%
U.S. Government and Agency Obligations	7.7%
Asset-Backed and Mortgage-Backed Securities	40.6%
Investments Purchased with Collateral from Securities Lending	5.0%
Money Market Funds	3.6%
Other Assets Less Liabilities	(5.2)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds holdings)

Banks	17.3%
Capital Markets	6.9%
Media	6.2%
Diversified Telecommunication Services	6.1%
Real Estate Investment Trust	5.7%
Health Care Providers & Services	4.4%
Oil, Gas & Consumable Fuels	3.9%
Food Products	3.7%
Technology Hardware, Storage & Peripherals	3.6%
Chemicals	3.5%
Consumer Finance	3.3%
Wireless Telecommunication Services	3.3%
Diversified Financial Services	3.0%
Tobacco	2.5%
Insurance	2.5%
Food & Staples Retailing	2.2%
Airlines	2.1%
Other	19.8%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	32.0%
AA	12.7%
A	26.0%
BBB	21.2%
BB or Lower	5.9%
N/R (not rated)	2.2%
Total	100%

1	Excluding investments in derivatives.

36	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period for the funds is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.70	$1,042.70	$1,048.50	$1,048.10
Expenses Incurred During the Period	$3.97	$7.77	$2.44	$2.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.98	$1,017.26	$1,022.48	$1,022.23
Expenses Incurred During the Period	$3.92	$7.67	$2.41	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.48% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	37

Expense Examples (continued)

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,051.00	$1,047.40	$1,049.70	$1,052.50	$1,052.60
Expenses Incurred During the Period	$3.93	$7.74	$5.20	$2.35	$2.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.03	$1,017.30	$1,019.79	$1,022.58	$1,022.28
Expenses Incurred During the Period	$3.87	$7.62	$5.12	$2.31	$2.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.46% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.00	$1,056.90	$1,059.50	$1,063.10	$1,061.30
Expenses Incurred During the Period	$4.25	$8.08	$5.53	$1.80	$2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.74	$1,017.01	$1,019.49	$1,023.12	$1,021.98
Expenses Incurred During the Period	$4.17	$7.92	$5.42	$1.76	$2.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08%, 0.35% and 0.58% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

38	NUVEEN

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.00	$1,026.30	$1,028.80	$1,031.50
Expenses Incurred During the Period	$4.29	$8.06	$5.55	$3.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.91	$1,019.39	$1,021.88
Expenses Incurred During the Period	$4.27	$8.02	$5.52	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.60%, 1.10% and 0.60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.20	$1,012.10	$1,014.60	$1,016.40	$1,016.40
Expenses Incurred During the Period	$3.61	$7.35	$4.86	$2.16	$2.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.28	$1,017.55	$1,020.04	$1,022.73	$1,022.53
Expenses Incurred During the Period	$3.62	$7.37	$4.87	$2.16	$2.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.43% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	39

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund (each a series of Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 26, 2016

40	NUVEEN

Nuveen Core Bond Fund

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG–TERM INVESTMENTS – 95.7%

	CORPORATE BONDS – 40.3%

	Automobiles – 0.4%

$750	General Motors Corporation	4.000%	4/01/25	BBB–	$756,306

	Banks – 5.5%

290	Bank of America Corporation	4.000%	4/01/24	A	309,646

490	Bank of America Corporation	3.875%	8/01/25	A	521,531

1,000	Bank of America Corporation, (3)	4.450%	3/03/26	A–	1,046,458

1,005	Citigroup Inc.	4.500%	1/14/22	A	1,111,002

807	Fifth Third Bancorp.	3.500%	3/15/22	A	854,733

1,510	GE Capital International Funding Co, 144A	4.418%	11/15/35	AA+	1,693,884

505	JPMorgan Chase & Company	3.200%	1/25/23	A+	523,642

1,240	JPMorgan Chase & Company	3.375%	5/01/23	A	1,264,396

1,000	JPMorgan Chase & Company	6.400%	5/15/38	A+	1,370,308

1,275	Santander UK PLC	3.050%	8/23/18	A1	1,305,138
9,122	Total Banks				10,000,738

	Beverages – 0.8%

1,395	Anheuser Busch InBev Finance Inc.	3.650%	2/01/26	A–	1,493,085

	Biotechnology – 0.9%

630	Biogen Inc.	3.625%	9/15/22	A–	668,837

940	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	979,379
1,570	Total Biotechnology				1,648,216

	Capital Markets – 3.8%

665	Charles Schwab Corporation	3.000%	3/10/25	A	694,678

520	Deutsche Bank AG London	2.500%	2/13/19	A–	521,440

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,487,085

1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,345,256

470	Morgan Stanley	6.625%	4/01/18	A	509,553

1,145	Morgan Stanley, (3)	3.950%	4/23/27	A–	1,154,935

1,105	State Street Corporation, (3)	3.300%	12/16/24	AA–	1,182,110
6,275	Total Capital Markets				6,895,057

	Communications Equipment – 0.3%

605	Qualcomm, Inc.	3.450%	5/20/25	A+	643,295

	Containers & Packaging – 0.3%

480	Packaging Corporation of America	3.650%	9/15/24	BBB	496,015

NUVEEN	41

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 0.6%

$995	Rabobank Nederland	3.875%	2/08/22	Aa2	$1,081,100

	Diversified Telecommunication Services – 3.2%

890	AT&T, Inc.	3.800%	3/15/22	A–	948,101

1,250	AT&T, Inc.	5.550%	8/15/41	A–	1,401,955

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,033,675

1,315	Verizon Communications	5.150%	9/15/23	A–	1,532,080
5,475	Total Diversified Telecommunication Services				5,915,811

	Energy Equipment & Services – 0.7%

1,350	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	1,358,259

	Food & Staples Retailing – 1.5%

930	CVS Health Corporation	3.875%	7/20/25	BBB+	1,023,467

730	Sysco Corporation, (3)	3.750%	10/01/25	A3	781,449

850	Walgreen Company	3.100%	9/15/22	BBB	875,701
2,510	Total Food & Staples Retailing				2,680,617

	Health Care Equipment & Supplies – 1.3%

680	Becton Dickinson & Company	3.734%	12/15/24	BBB+	732,786

1,355	Ochsner Clinic Foundation	5.897%	5/15/45	A–	1,712,831
2,035	Total Health Care Equipment & Supplies				2,445,617

	Health Care Providers & Services – 2.6%

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,779,520

970	NYU Hospitals Center	4.784%	7/01/44	A–	1,110,001

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,269,021

630	Wellpoint Inc.	3.125%	5/15/22	A	651,862
4,530	Total Health Care Providers & Services				4,810,404

	Insurance – 3.2%

500	AFLAC Insurance	6.450%	8/15/40	A–	665,378

620	American International Group, Inc.	3.750%	7/10/25	A–	632,206

990	Berkshire Hathaway Inc., (3)	3.125%	3/15/26	AA	1,038,599

750	Lincoln National Corporation	4.000%	9/01/23	A–	780,035

1,220	MetLife Inc.	3.000%	3/01/25	A–	1,235,807

940	Prudential Financial Inc., (3)	3.500%	5/15/24	A	977,186

465	Symetra Financial Corporation	4.250%	7/15/24	Baa1	483,417
5,485	Total Insurance				5,812,628

	Internet & Catalog Retail – 0.6%

980	Amazon.com Incorporated	3.800%	12/05/24	AA–	1,098,911

	Internet Software & Services – 0.4%

655	eBay Inc.	3.800%	3/09/22	BBB+	696,073

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	IT Services – 0.6%

$955	Visa Inc., (3)	3.150%	12/14/25	A+	$1,021,521

	Leisure Products – 0.6%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,037,374

	Machinery – 0.5%

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	873,688

	Media – 4.3%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	665,439

350	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	459,237

785	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	839,306

835	CBS Corporation	7.875%	7/30/30	BBB	1,184,522

835	Charter Communications Operating Capital Corporation, 144A	4.908%	7/23/25	BBB	910,064

1,090	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	1,098,357

660	Discovery Communications Inc.	5.050%	6/01/20	BBB–	727,900

1,460	NBC Universal Media LLC	6.400%	4/30/40	A–	2,022,749
6,620	Total Media				7,907,574

	Metals & Mining – 0.3%

495	Nucor Corporation	4.000%	8/01/23	A–	528,842

	Oil, Gas & Consumable Fuels – 1.5%

600	Apache Corporation	4.250%	1/15/44	BBB	581,173

550	EOG Resources Inc.	4.100%	2/01/21	BBB+	597,955

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB	648,696

480	SunCor Energy Inc.	5.950%	12/01/34	A–	566,698

420	Valero Energy Corporation, (3)	3.650%	3/15/25	BBB	420,783
2,640	Total Oil, Gas & Consumable Fuels				2,815,305

	Pharmaceuticals – 0.6%

995	Merck & Company Inc.	2.750%	2/10/25	AA	1,040,883

	Real Estate Investment Trust – 1.7%

635	American Tower Company, (3)	5.000%	2/15/24	BBB	717,754

380	Crown Castle International Corporation	3.700%	6/15/26	BBB–	391,090

635	Digital Realty Trust Inc., (3)	3.625%	10/01/22	BBB	653,866

1,255	WP Carey Inc.	4.600%	4/01/24	BBB	1,288,166
2,905	Total Real Estate Investment Trust				3,050,876

	Road & Rail – 0.5%

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A	976,607

	Semiconductors & Semiconductor Equipment – 0.6%

1,040	Applied Materials Inc.	4.300%	6/15/21	A–	1,160,245

NUVEEN	43

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 0.9%

$520	Home Depot, Inc.	2.625%	6/01/22	A	$544,270

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	1,043,443
1,520	Total Specialty Retail				1,587,713

	Technology Hardware, Storage & Peripherals – 0.5%

905	HP Inc.	4.650%	12/09/21	BBB+	978,751

	Tobacco – 0.5%

885	Reynolds American Inc.	3.250%	11/01/22	BBB	927,530

	Transportation Infrastructure – 0.6%

1,000	Sydney Airport Finance Company Pty Limited, 144A	3.900%	3/22/23	BBB	1,070,700

	Wireless Telecommunication Services – 0.5%

880	Rogers Communications Inc.	3.625%	12/15/25	BBB+	940,628
$67,802	Total Corporate Bonds (cost $68,957,348)				73,750,369

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.4%

	Banks – 0.4%

$700	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	$691,276
$700	Total $1,000 Par (or similar) Institutional Preferred (cost $619,649)				691,276

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.9%

	North Carolina – 0.9%

$1,520	North Carolina Eastern Municipal Power Agency, Revenue Bonds, Federally Taxable Series 2015, 3.808%, 7/01/23		No Opt. Call	A	$1,636,371
$1,520	Total Municipal Bonds (cost $1,520,000)				1,636,371

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 12.1%

$1,835	Freddie Mac Reference Notes	0.875%	6/29/18	Aaa	$1,841,889

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,264,090

1,875	Freddie Mac Reference Notes, (3)	1.125%	4/15/19	Aaa	1,892,124

60	Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	61,650

1,775	U.S. Treasury Notes	0.875%	1/31/18	Aaa	1,783,321

5,545	U.S. Treasury Notes	2.875%	3/31/18	Aaa	5,764,200

1,000	U.S. Treasury Notes, (3)	1.375%	5/31/21	Aaa	1,018,242

1,850	U.S. Treasury Notes	2.500%	5/15/24	Aaa	2,009,995

830	U.S. Treasury Notes	2.375%	8/15/24	Aaa	893,742

44	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$250		U.S. Treasury Notes	2.750%	11/15/42	Aaa	$275,244

970		U.S. Treasury Notes	3.625%	2/15/44	Aaa	1,251,565

20		U.S. Treasury Notes, (3)	2.500%	2/15/45	Aaa	20,842

395		U.S. Treasury Notes	2.875%	8/15/45	Aaa	443,665

495		U.S. Treasury Notes	3.000%	11/15/45	Aaa	569,656

1,410		U.S. Treasury Notes, (3)	2.500%	2/15/46	Aaa	1,469,540

500		U.S. Treasury Notes, (3)	2.500%	5/15/46	Aaa	521,621
$20,865		Total U.S. Government and Agency Obligations (cost $21,144,232)				22,081,386

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 41.2%

$1,172		321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$1,219,156

890		American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	954,975

500		American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	530,769

260		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48	A–	263,252

165		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	123,112

2,000		Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	2,117,765

1,824		Colony American Homes Trust 2014-1A, 144A	1.632%	5/17/31	Aaa	1,809,082

625		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/48	A–	610,949

—	(6)	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	22

378		Fannie Mae Mortgage Pool 725111	2.655%	9/01/33	Aaa	403,788

813		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	906,864

314		Fannie Mae Mortgage Pool 848390	2.298%	12/01/35	Aaa	327,795

587		Fannie Mae Mortgage Pool 886034	3.055%	7/01/36	Aaa	626,151

1,544		Fannie Mae Mortgage Pool 890310	4.500%	12/01/40	Aaa	1,688,754

1,186		Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	1,321,718

480		Fannie Mae Mortgage Pool 995949	2.767%	9/01/36	Aaa	508,598

2,499		Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	2,686,871

3,015		Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,166,676

1,660		Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	1,815,320

1,224		Fannie Mae Mortgage Pool AE0058	2.671%	7/01/36	Aaa	1,294,635

2,140		Fannie Mae Mortgage Pool AE0217	4.500%	8/01/40	Aaa	2,344,556

1,864		Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	1,971,064

906		Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	974,137

2,476		Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	2,661,504

1,875		Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	2,015,634

1,184		Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,297,648

NUVEEN	45

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,141	Fannie Mae Mortgage Pool AL0215	4.500%	4/01/41	Aaa	$2,347,741

1,811	Fannie Mae Mortgage Pool AL7486	3.500%	10/01/45	Aaa	1,910,809

2,167	Fannie Mae Mortgage Pool AS6398	3.500%	12/01/45	Aaa	2,287,165

1,758	Fannie Mae Mortgage Pool AS6652	3.500%	2/01/46	Aaa	1,855,130

1,318	Fannie Mae Mortgage Pool AU2412	3.000%	12/01/44	Aaa	1,368,767

1,394	Fannie Mae Mortgage Pool AU3353	3.000%	8/01/43	Aaa	1,449,944

2,099	Fannie Mae Mortgage Pool AY3376	3.500%	4/01/45	Aaa	2,214,798

635	Fannie Mae Mortgage Pool G08687	3.500%	1/01/46	Aaa	671,360

1,751	Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	1,881,474

2	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates R 1990-89 K	6.500%	7/25/20	Aaa	2,551

1,615	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	1,701,743

956	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.688%	7/25/24	BBB–	958,233

4	Federal Home Loan Mortgage Corporation, REMICR 1167 E	7.500%	11/15/21	Aaa	3,993

7	Federal Home Loan Mortgage Corporation, REMICR 1286 A	6.000%	5/15/22	Aaa	7,161

283	Federal Home Loan Mortgage Corporation, REMICR 2750 HE	5.000%	2/15/19	Aaa	287,020

289	Freddie Mac Gold Pool 786281	2.717%	1/01/28	Aaa	305,959

219	Freddie Mac Gold Pool 847161	2.655%	5/01/31	Aaa	230,252

216	Freddie Mac Gold Pool 847190	2.735%	4/01/29	Aaa	228,177

903	Freddie Mac Gold Pool 847209	2.608%	10/01/30	Aaa	933,937

613	Freddie Mac Gold Pool 847210	2.651%	9/01/33	Aaa	660,961

1,020	Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	1,142,122

880	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.369%	5/25/45	Aaa	900,477

1,715	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K053	2.995%	12/25/25	Aaa	1,842,138

1,197	Ginnie Mae Mortgage Pool MA2521	3.500%	1/20/45	Aaa	1,271,252

2,974	Government National Mortgage Association Pool AA5391	3.500%	6/15/42	Aaa	3,170,853

1,664	Invitation Homes Trust 2013-SFR1, 144A	1.631%	12/17/30	Aaa	1,657,053

1,500	JPMorgan Mortgage Trust, Series 2016-A5, 144A	3.500%	5/25/46	Aaa	1,543,485

714	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	737,978

129	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.954%	8/25/34	N/R	127,846

889	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.938%	11/25/23	A2	892,905

1,606	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	1,672,293

2,459	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	2,614,314

988	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	991,860

1,000	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/15/48	Aaa	1,087,200

730	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C32	3.560%	1/15/59	Aaa	790,281
$71,227	Total Asset-Backed and Mortgage-Backed Securities (cost $72,493,845)				75,390,027

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.8%

	Mexico – 0.8%

$1,400	United Mexican States	5.625%	1/15/17	A3	$1,434,300
$1,400	Total Sovereign Debt (cost $1,387,694)				1,434,300
	Total Long-Term Investments (cost $166,122,768)				174,983,729

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 6.9%

	Money Market Funds – 6.9%

12,687,146	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.557% (7)			$12,687,146
	Total Investments Purchased with Collateral from Securities Lending (cost $12,687,146)				12,687,146

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 3.0%

5,478,482	First American Treasury Obligations Fund, Class Z	0.230% (7)			$5,478,482
	Total Short-Term Investments (cost $5,478,482)				5,478,482
	Total Investments (cost $184,288,396) – 105.6%				193,149,357
	Other Assets Less Liabilities – (5.6)% (9)				(10,258,818)
	Net Assets – 100%				$182,890,539

Investments in Derivatives as of June 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	13	9/16	$1,588,133	$1,016	$1,515
U.S. Treasury 10-Year Note	Long	30	9/16	3,989,531	(2,344)	7,987
U.S. Treasury Long Bond	Short	(16)	9/16	(2,757,500)	10,500	(90,597)
U.S. Treasury Ultra Bond	Long	19	9/16	3,541,125	(17,219)	56,930
				$6,361,289	$(8,047)	$(24,165)
*	The aggregate Notional Amount at Value of long and short positions is $9,118,789 and $(2,757,500), respectively.

NUVEEN	47

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $12,327,978.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

48	NUVEEN

Nuveen Core Plus Bond Fund

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.1%

	CORPORATE BONDS – 61.3%

	Aerospace & Defense – 1.2%

$1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB+	$1,373,302

1,550	Exelis, Inc.	5.550%	10/01/21	BBB–	1,758,587

1,460	Martin Marietta Materials	4.250%	7/02/24	BBB+	1,555,745
4,305	Total Aerospace & Defense				4,687,634

	Air Freight & Logistics – 0.5%

1,095	FedEx Corporation	3.250%	4/01/26	BBB	1,140,873

800	XPO Logistics, Inc., 144A, (3)	6.500%	6/15/22	B2	763,000
1,895	Total Air Freight & Logistics				1,903,873

	Airlines – 0.4%

1,540	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	1,736,890

	Automobiles – 0.3%

1,320	General Motors Corporation, (3)	4.000%	4/01/25	BBB–	1,331,099

	Banks – 9.8%

1,465	Bank of America Corporation, (3)	4.000%	4/01/24	A	1,564,248

2,000	Bank of America Corporation, (3)	4.450%	3/03/26	A–	2,092,916

4,240	Bank of America Corporation	4.250%	10/22/26	A–	4,399,580

2,085	Barclays Bank PLC	3.650%	3/16/25	A	2,004,871

545	CIT Group Inc.	5.000%	8/01/23	BB+	549,088

545	Citigroup Inc.	4.500%	1/14/22	A	602,484

1,000	Citigroup Inc.	3.750%	6/16/24	A	1,052,949

1,775	Citigroup Inc.	3.300%	4/27/25	A	1,819,020

2,000	Citigroup Inc.	4.300%	11/20/26	A–	2,061,612

1,270	Citigroup Inc.	4.450%	9/29/27	A–	1,305,669

2,100	GE Capital International Funding Co, 144A	4.418%	11/15/35	AA+	2,355,732

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,355,481

1,665	JPMorgan Chase & Company	3.200%	1/25/23	A+	1,726,463

1,680	JPMorgan Chase & Company	3.375%	5/01/23	A	1,713,052

1,560	JPMorgan Chase & Company	3.900%	7/15/25	A+	1,685,865

2,180	JPMorgan Chase & Company	6.400%	5/15/38	A+	2,987,271

1,095	Lloyds Banking Group PLC	3.100%	7/06/21	A+	1,094,190

420	Popular Inc., (3)	7.000%	7/01/19	BB–	411,600

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,227,724

1,400	Santander UK PLC, 144A, (3)	5.000%	11/07/23	A–	1,437,099

2,520	Societe Generale, 144A	5.000%	1/17/24	A–	2,621,604

1,470	Standard Chartered PLC, 144A	5.700%	3/26/44	A	1,495,697
36,105	Total Banks				38,564,215

NUVEEN	49

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 0.6%

$2,405	Baxalta Inc.	4.000%	6/23/25	BBB–	$2,506,876

	Building Products – 0.8%

630	Masco Corporation, (3)	5.950%	3/15/22	BBB	704,422

2,120	Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,260,927
2,750	Total Building Products				2,965,349

	Capital Markets – 3.2%

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,485,355

3,685	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	4,547,953

4,105	Morgan Stanley	5.500%	7/28/21	A	4,687,902
10,790	Total Capital Markets				12,721,210

	Chemicals – 2.4%

2,000	Agrium Inc., (3)	3.375%	3/15/25	BBB	2,035,358

875	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	877,188

1,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	1,996,925

1,425	LYB International Finance BV, (3)	4.000%	7/15/23	Baa1	1,526,316

1,000	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,060,000

1,510	Platform Specialty Products Corporation, 144A, (3)	6.500%	2/01/22	B+	1,328,800

575	PolyOne Corporation	5.250%	3/15/23	BB–	579,313
9,215	Total Chemicals				9,403,900

	Commercial Services & Supplies – 0.8%

395	ADT Corporation	6.250%	10/15/21	Ba2	422,058

775	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	775,000

975	APX Group, Inc., 144A	7.875%	12/01/22	B1	982,313

990	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB–	1,037,025
3,135	Total Commercial Services & Supplies				3,216,396

	Communications Equipment – 0.3%

1,275	Qualcomm, Inc., (3)	3.450%	5/20/25	A+	1,355,704

	Construction & Engineering – 0.2%

750	AECOM Technology Corporation	5.750%	10/15/22	BB–	765,000

	Construction Materials – 0.2%

800	Norbord Inc., 144A	5.375%	12/01/20	Ba2	822,000

	Consumer Finance – 1.7%

1,225	Ally Financial Inc.	5.750%	11/20/25	BB	1,228,063

1,148	Capital One Bank	3.375%	2/15/23	Baa1	1,174,697

1,790	Discover Financial Services	5.200%	4/27/22	BBB+	1,963,807

2,000	Ford Motor Credit Company	4.250%	9/20/22	BBB	2,157,088
6,163	Total Consumer Finance				6,523,655

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 1.2%

$750	Cascades Inc., 144A	5.750%	7/15/23	BB–	$721,875

1,145	Packaging Corporation of America	3.650%	9/15/24	BBB	1,183,202

680	Reynolds Group, 144A	5.125%	7/15/23	B+	688,500

1,945	Rock-Tenn Company	4.900%	3/01/22	BBB	2,159,329
4,520	Total Containers & Packaging				4,752,906

	Diversified Financial Services – 1.3%

1,720	BNP Paribas, 144A, (3)	4.375%	5/12/26	A	1,737,785

1,250	Fly Leasing Limited, (3)	6.750%	12/15/20	BB	1,256,250

2,050	Rabobank Nederland	3.875%	2/08/22	Aa2	2,227,393
5,020	Total Diversified Financial Services				5,221,428

	Diversified Telecommunication Services – 3.2%

2,270	AT&T, Inc.	3.800%	3/15/22	A–	2,418,190

1,315	AT&T, Inc.	5.550%	8/15/41	A–	1,474,857

375	Frontier Communications Corporation, (3)	11.000%	9/15/25	BB	389,531

2,190	Qwest Corporation	6.750%	12/01/21	BBB–	2,365,200

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,627,668

1,000	Verizon Communications	5.150%	9/15/23	A–	1,165,080

570	Verizon Communications, (3)	3.500%	11/01/24	A–	607,337

1,330	Verizon Communications	4.862%	8/21/46	A–	1,452,425
11,660	Total Diversified Telecommunication Services				12,500,288

	Electronic Equipment, Instruments & Components – 0.1%

565	Anixter Inc.	5.125%	10/01/21	BB+	573,475

	Energy Equipment & Services – 0.5%

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	2,012,236

	Food & Staples Retailing – 1.0%

825	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	774,984

1,225	Sysco Corporation	3.300%	7/15/26	A3	1,271,579

1,935	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,051,010
3,985	Total Food & Staples Retailing				4,097,573

	Food Products – 0.5%

1,045	Kraft Heinz Foods Company, 144A	4.375%	6/01/46	BBB–	1,105,906

750	Pilgrim’s Pride Corporation, 144A, (3)	5.750%	3/15/25	BB+	748,125
1,795	Total Food Products				1,854,031

	Health Care Equipment & Supplies – 0.1%

395	Tenet Healthcare Corporation, (3)	4.375%	10/01/21	BB	393,025

	Health Care Providers & Services – 0.6%

540	Lifepoint Health Inc., 144A	5.375%	5/01/24	Ba2	541,350

1,565	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	1,894,692
2,105	Total Health Care Providers & Services				2,436,042

NUVEEN	51

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 0.6%

$350	International Game Technology PLC, 144A	6.250%	2/15/22	BB+	$358,677

815	MGM Resorts International Inc., (3)	6.000%	3/15/23	BB	859,825

1,000	Wynn Macau Limited, 144A, (3)	5.250%	10/15/21	BB	972,800
2,165	Total Hotels, Restaurants & Leisure				2,191,302

	Household Durables – 1.2%

840	Brookfield Residential Properties Inc., 144A, (3)	6.500%	12/15/20	B+	837,900

1,375	Harman International Industries, Inc.	4.150%	5/15/25	BBB–	1,434,606

585	Lennar Corporation	4.750%	4/01/21	BB+	608,400

1,230	Newell Brands Inc.	4.200%	4/01/26	BBB–	1,334,051

565	PulteGroup Inc.	5.500%	3/01/26	BBB–	579,125
4,595	Total Household Durables				4,794,082

	Insurance – 2.2%

1,475	AFLAC Insurance	6.450%	8/15/40	A–	1,962,865

1,650	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	1,233,375

2,030	Lincoln National Corporation	4.000%	9/01/23	A–	2,111,293

1,000	Symetra Financial Corporation	4.250%	7/15/24	Baa1	1,039,606

2,190	XLIT Limited	4.450%	3/31/25	BBB	2,210,997
8,345	Total Insurance				8,558,136

	Internet Software & Services – 0.4%

1,370	eBay Inc.	3.800%	3/09/22	BBB+	1,455,909

	Leisure Products – 0.5%

1,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,973,540

	Machinery – 1.3%

750	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	660,000

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,301,626

500	Dana Financing Luxembourg Sarl, 144A, (3)	6.500%	6/01/26	BB+	486,875

985	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	1,036,846

1,480	Pentair Finance SA	4.650%	9/15/25	BBB–	1,533,358
4,835	Total Machinery				5,018,705

	Media – 5.2%

2,155	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	2,827,590

1,065	CBS Corporation, (3)	4.000%	1/15/26	BBB	1,137,308

500	CCO Holdings LLC Finance Corporation, 144A, (3)	5.500%	5/01/26	BB+	507,500

1,060	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	4.908%	7/23/25	BBB	1,155,291

1,040	Cox Communications Inc., 144A	3.250%	12/15/22	BBB+	1,037,250

2,000	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	2,015,334

750	Dish DBS Corporation, (3)	5.125%	5/01/20	BB–	765,000

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,895	NBC Universal Media LLC	6.400%	4/30/40	A–	$2,625,416

1,925	NBC Universal Media LLC	4.450%	1/15/43	A–	2,146,417

1,250	Numericable Group SA, 144A, (3)	6.000%	5/15/22	B+	1,215,625

1,635	SES SA, 144A, (3)	3.600%	4/04/23	BBB	1,645,513

900	Sinclair Television Group	6.375%	11/01/21	B+	945,000

1,290	Time Warner Inc., (3)	3.875%	1/15/26	BBB+	1,391,522

760	Tribune Media Company	5.875%	7/15/22	BB–	756,200

375	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	384,338
18,600	Total Media				20,555,304

	Metals & Mining – 2.4%

500	Alcoa Inc., (3)	5.400%	4/15/21	BBB–	530,625

750	Aleris International Inc., 144A	9.500%	4/01/21	B	770,625

950	Allegheny Technologies Inc.	7.625%	8/15/23	B	793,250

880	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	858,000

1,090	ArcelorMittal, (3)	7.250%	2/25/22	BB+	1,147,225

500	First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	417,500

1,070	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB	1,111,200

570	Novellis Inc., (3)	8.750%	12/15/20	B	594,225

2,000	Nucor Corporation	4.000%	8/01/23	A–	2,136,734

835	Teck Resources Limited	3.750%	2/01/23	B+	634,600

550	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB–	511,500
9,695	Total Metals & Mining				9,505,484

	Oil, Gas & Consumable Fuels – 6.1%

820	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	919,802

1,570	Apache Corporation	4.250%	1/15/44	BBB	1,520,735

1,750	Baytex Energy Corporation	6.625%	7/19/22	BB	1,149,667

1,685	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	2,231,584

263	California Resources Corporation, 144A	8.000%	12/15/22	B	186,730

460	Calumet Specialty Products	6.500%	4/15/21	CCC+	328,900

370	Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	374,050

750	Chesapeake Energy Corporation, 144A, (3)	8.000%	12/15/22	B+	638,438

500	CONSOL Energy Inc.	5.875%	4/15/22	B	436,875

915	Continental Resources Inc., (3)	5.000%	9/15/22	BB+	891,786

670	Energy Transfer Equity LP	5.875%	1/15/24	BB+	651,575

1,125	EnLink Midstream Partners LP	4.150%	6/01/25	BBB–	1,037,294

700	Hess Corporation, (3)	3.500%	7/15/24	BBB	674,996

955	Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	967,377

345	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	319,125

NUVEEN	53

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,000	MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	$740,000

1,470	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,337,700

630	Petro Canada	6.800%	5/15/38	A–	829,085

1,150	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	1,287,821

500	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	505,000

880	Southwestern Energy Company	4.100%	3/15/22	BB–	785,400

1,560	Spectra Energy Partners LP	4.750%	3/15/24	BBB	1,715,197

1,400	Targa Resources Inc.	4.250%	11/15/23	BB–	1,256,500

1,275	Transocean Inc.	4.300%	10/15/22	BB–	902,063

1,060	Valero Energy Corporation, (3)	3.650%	3/15/25	BBB	1,061,977

1,380	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	1,348,634
25,183	Total Oil, Gas & Consumable Fuels				24,098,311

	Paper & Forest Products – 0.9%

1,785	Domtar Corporation, (3)	6.750%	2/15/44	BBB–	1,953,609

680	Mercer International Inc.	7.750%	12/01/22	B+	680,000

990	Resolute Forest Products	5.875%	5/15/23	BB–	779,625
3,455	Total Paper & Forest Products				3,413,234

	Personal Products – 0.5%

1,265	International Paper Company	8.700%	6/15/38	BBB	1,839,788

	Pharmaceuticals – 0.2%

1,000	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B	867,500

	Real Estate Investment Trust – 3.8%

1,410	American Tower Company, (3)	5.000%	2/15/24	BBB	1,593,754

785	Crown Castle International Corporation	3.700%	6/15/26	BBB–	807,909

2,200	Digital Realty Trust Inc., (3)	3.625%	10/01/22	BBB	2,265,363

705	Geo Group Inc.	6.000%	4/15/26	Ba3	712,050

1,100	iStar Inc.	6.500%	7/01/21	B+	1,039,500

1,865	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	1,941,053

1,815	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,877,153

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	Baa2	1,306,747

465	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B	476,044

2,315	Realty Income Corporation	3.250%	10/15/22	BBB+	2,374,366

570	Vereit Operating Partner	4.600%	2/06/24	BB+	574,275
14,430	Total Real Estate Investment Trust				14,968,214

	Road & Rail – 0.2%

820	Avis Budget Car Rental, 144A, (3)	6.375%	4/01/24	B+	811,800

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software – 0.8%

$1,015	Computer Sciences Corporation	4.450%	9/15/22	BBB	$1,082,195

2,000	Total System Services Inc.	3.750%	6/01/23	BBB–	2,031,530
3,015	Total Software				3,113,725

	Specialty Retail – 1.3%

1,005	AutoNation Inc.	4.500%	10/01/25	BBB–	1,063,573

1,255	Bed Bath and Beyond Incorporated	4.915%	8/01/34	BBB+	1,172,017

500	Guitar Center Inc., 144A	6.500%	4/15/19	B2	430,000

2,410	Signet UK Finance PLC	4.700%	6/15/24	BBB–	2,353,004
5,170	Total Specialty Retail				5,018,594

	Technology Hardware, Storage & Peripherals – 0.8%

1,930	Hewlett Packard Enterprise Co, 144A, (3)	4.900%	10/15/25	A–	2,017,442

520	NCR Corporation	5.000%	7/15/22	BB	509,600

710	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	756,150
3,160	Total Technology Hardware, Storage & Peripherals				3,283,192

	Textiles, Apparel & Luxury Goods – 0.2%

800	Levi Strauss & Company	5.000%	5/01/25	BB	804,000

	Thrifts & Mortgage Finance – 0.2%

625	Radian Group Inc.	7.000%	3/15/21	BB–	668,363

	Trading Companies & Distributors – 0.6%

1,925	Air Lease Corporation, (3)	3.875%	4/01/21	BBB–	1,982,750

270	United Rentals North America Inc.	5.875%	9/15/26	BB–	267,975
2,195	Total Trading Companies & Distributors				2,250,725

	Wireless Telecommunication Services – 1.0%

625	Altice Financing SA, 144A	6.625%	2/15/23	BB–	613,669

1,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	994,318

840	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	862,428

750	Sprint Corporation, (3)	7.250%	9/15/21	B+	639,375

725	T-Mobile USA Inc.	6.731%	4/28/22	BB	762,374
3,940	Total Wireless Telecommunication Services				3,872,164
$231,106	Total Corporate Bonds (cost $230,650,460)				241,406,877

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.1%

	Banks – 2.2%

$770	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa1	$795,179

835	Bank of America Corporation	6.300%	N/A (4)	BB+	884,056

990	Citigroup Inc.	6.250%	N/A (4)	BB+	1,019,700

NUVEEN	55

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,160	HSBC Holdings PLC, (3)	6.875%	N/A (4)	BBB	$1,154,200

1,250	JPMorgan Chase & Company, (3)	6.750%	N/A (4)	BBB–	1,376,563

1,525	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	1,441,125

500	Standard Chartered PLC, 144A, (3)	6.500%	N/A (4)	BBB–	458,750

1,485	SunTrust Bank Inc., (3)	5.625%	N/A (4)	Baa3	1,492,425
8,515	Total Banks				8,621,998

	Capital Markets – 0.5%

1,286	Goldman Sachs Capital II	4.000%	12/31/49	Ba1	963,111

1,000	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	992,500
2,286	Total Capital Markets				1,955,611

	Consumer Finance – 0.2%

985	American Express Company	5.200%	N/A (4)	Baa2	953,973

	Diversified Financial Services – 0.6%

1,035	BNP Paribas, 144A	7.375%	N/A (4)	BBB–	1,013,265

1,200	BNP Paribas, 144A	7.625%	N/A (4)	BBB–	1,200,000
2,235	Total Diversified Financial Services				2,213,265

	Electric Utilities – 0.4%

1,785	Electricite de France, 144A	5.250%	N/A (4)	Baa2	1,700,213

	Food Products – 0.3%

1,300	Land O’ Lakes Incorporated, 144A	8.000%	12/31/65	BB	1,329,250

	Industrial Conglomerates – 0.5%

1,851	General Electric Company, (3)	5.000%	N/A (4)	AA–	1,966,687

	Insurance – 1.0%

1,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,025,500

1,395	Principal Financial Group	4.700%	5/15/55	Baa2	1,361,869

1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,470,750
3,895	Total Insurance				3,858,119

	Real Estate Investment Trust – 0.4%

1,525	Wachovia Capital Trust III	5.570%	12/31/49	BBB	1,505,995
$24,377	Total $1,000 Par (or similar) Institutional Preferred (cost $23,728,616)				24,105,111

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.0%

$65	U.S. Treasury Notes	2.250%	11/15/25	Aaa	$69,385
$65	Total U.S. Government and Agency Obligations (cost $64,726)				69,385

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 28.0%

$2,690	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/2048	Aaa	$2,797,047

1,586	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/2036	Aaa	1,701,212

3,165	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/2029	A+	3,566,796

540	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/2048	A–	546,755

345	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/2048	BBB–	257,415

306	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/2037	C	62,598

1,100	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/2028	BBB–	1,105,912

1,167	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/2035	BB+	1,153,820

750	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/2019	Aa3	754,937

2,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA, 144A	2.882%	6/15/2034	A	1,973,110

1,785	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.127%	3/10/2048	A–	1,778,393

1,305	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.495%	10/10/2048	A–	1,275,662

115	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/2034	A+	115,784

619	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.611%	2/25/2034	BB+	593,393

43	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.738%	9/25/2023	Baa3	45,636

2,215	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.171%	4/25/2033	A	2,206,542

66	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	75,588

286	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	331,976

485	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	577,227

487	Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	573,737

372	Fannie Mae Mortgage Pool 254513	6.000%	10/1/2022	Aaa	424,692

1,019	Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	1,143,832

183	Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	221,696

643	Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	733,866

236	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	264,461

63	Fannie Mae Mortgage Pool 340798	7.000%	4/1/2026	Aaa	69,756

87	Fannie Mae Mortgage Pool 545359	2.769%	3/01/31	Aaa	90,745

181	Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	221,073

115	Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	140,802

691	Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	818,709

1,155	Fannie Mae Mortgage Pool 555843	2.507%	8/01/30	Aaa	1,192,696

97	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	98,844

914	Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	1,067,908

NUVEEN	57

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,756		Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	$2,014,324

160		Fannie Mae Mortgage Pool 725553	2.527%	9/01/33	Aaa	170,186

1,082		Fannie Mae Mortgage Pool 735054	2.258%	11/1/2034	Aaa	1,120,027

1,280		Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	1,549,184

506		Fannie Mae Mortgage Pool 745101	6.000%	4/1/2032	Aaa	571,570

163		Fannie Mae Mortgage Pool 781776	6.000%	10/1/2034	Aaa	187,733

487		Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	567,090

545		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	633,719

1,940		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	2,122,991

—	(5)	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	213

—	(5)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	124

2,533		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	2,771,803

2,957		Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	3,292,176

4,486		Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	4,825,048

2,619		Fannie Mae Mortgage Pool AS3907	4.000%	11/1/2044	Aaa	2,806,363

2,751		Fannie Mae Mortgage Pool AS6652	3.500%	2/01/46	Aaa	2,902,792

1,033		Fannie Mae Mortgage Pool MA1028	4.000%	4/1/2042	Aaa	1,109,861

2,150		Fannie Mae Mortgage Pool MA2484	4.000%	12/01/45	Aaa	2,306,209

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1988-24 G	7.000%	10/25/2018	Aaa	3,338

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1989-44 H	9.000%	7/25/2019	Aaa	1,679

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1989-90 E	8.700%	12/25/2019	Aaa	808

7		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1990-102 J	6.500%	8/25/2020	Aaa	7,635

52		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1990-105 J	6.500%	9/25/2020	Aaa	54,896

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1990-30 E	6.500%	3/25/2020	Aaa	1,761

5		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1990-61 H	7.000%	6/25/2020	Aaa	5,557

5		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1990-72 B	9.000%	7/25/2020	Aaa	5,327

36		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1991-134 Z	7.000%	10/25/2021	Aaa	39,243

20		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1991-56 M	6.750%	6/25/2021	Aaa	21,383

4		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1992-120 C	6.500%	7/25/2022	Aaa	4,312

179		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 1996-35 Z	7.000%	7/25/2026	Aaa	202,237

906		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through CertificatesR 2005-62 JE	5.000%	6/25/2035	Aaa	1,000,822

58	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$834		Fannie Mae REMIC Pass-Through CertificatesW 2003-W1 B1	4.067%	12/25/2042	AAA	$309,834

10,760		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	11,337,929

1,000		Fannie Mae TBA, Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	1,110,906

2,235		Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	2,393,764

3,025		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	3,133,475

1,415		Fannie Mae, Connecticut Avenue Securities Series 2014-C01	2.088%	1/25/2024	A3	1,413,939

5		Federal Home Loan Mortgage Corporation, REMICR 1022 J	6.000%	12/15/2020	Aaa	5,427

11		Federal Home Loan Mortgage Corporation, REMICR 1118 Z	8.250%	7/15/2021	Aaa	11,545

10		Federal Home Loan Mortgage Corporation, REMICR 162 F	7.000%	5/15/2021	Aaa	10,564

6		Federal Home Loan Mortgage Corporation, REMICR 1790 A	7.000%	4/15/2022	Aaa	6,610

35		Federal Home Loan Mortgage Corporation, REMICR 188 H	7.000%	9/15/2021	Aaa	36,988

101		Federal Home Loan Mortgage Corporation, REMICR 2704 JF	1.031%	5/15/2023	Aaa	101,403

391		Federal Home Loan Mortgage Corporation, REMICR 3591 FP	1.081%	6/15/2039	Aaa	394,228

1		Federal Home Loan Mortgage Corporation, REMICR 6 C	9.050%	6/15/2019	Aaa	711

1,806		Freddie Mac Gold Pool 1G2163	2.671%	9/01/37	Aaa	1,914,746

279		Freddie Mac Gold Pool 846984	2.150%	6/01/31	Aaa	291,051

420		Freddie Mac Gold Pool 847180	2.639%	3/01/30	Aaa	435,520

231		Freddie Mac Gold Pool 847190	2.735%	4/1/2029	Aaa	243,806

347		Freddie Mac Gold Pool 847240	2.669%	7/01/30	Aaa	361,712

302		Freddie Mac Mortgage Pool, Various A15521	6.000%	11/1/2033	Aaa	346,858

439		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	504,114

281		Freddie Mac Mortgage Pool, Various C00676	6.500%	11/1/2028	Aaa	327,271

119		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	131,891

64		Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	64,798

207		Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	210,492

1,000		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711, 144A	3.562%	8/25/2045	Aaa	1,032,746

1,315		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.369%	5/25/2045	Aaa	1,345,599

48		Freddie Mac Non Gold Participation Certificates	2.670%	5/01/25	Aaa	49,870

499		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/2035	B1	541,056

536		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/2035	B1	583,154

1,570		Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/2048	BBB–	1,184,336

3,201		Government National Mortgage Association Pool 4946	4.500%	2/20/2041	Aaa	3,495,639

121		Government National Mortgage Association Pool 537699	7.500%	11/15/2030	Aaa	136,454

—	(5)	Government National Mortgage Association Pool 8259	1.875%	8/20/2023	Aaa	419

2,000		Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2, 144A	3.687%	10/15/2048	AA	2,008,340

NUVEEN	59

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$548		IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.815%	3/25/2035	BBB+	$545,880

1,590		Invitation Homes Trust 2014-SFR1, 144A	3.082%	6/17/2031	Baa2	1,582,819

630		JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.702%	5/15/2048	BBB–	443,829

211		Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.178%	7/25/2047	BB+	210,915

1,071		Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/2036	A	1,106,967

1,625		Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/2040	AA	1,741,381

895		Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.243%	4/15/2048	BBB–	712,189

520		Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/2034	BBB–	529,283

1,940		New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/2049	BBB	1,951,442

187		Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.954%	8/25/2034	N/R	185,013

3,728		United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/2035	Aaa	3,963,300

2,112		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.827%	10/20/2035	D	1,830,121

1,570		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C26, 144A	3.586%	2/15/2048	BBB–	1,088,600

625		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15, 144A	4.480%	8/15/2046	BBB–	551,683
$106,347		Total Asset-Backed and Mortgage-Backed Securities (cost $106,269,219)				110,203,648

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 2.7%

		Costa Rica – 0.2%

$1,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	$997,500

		Mexico – 1.1%

351	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	2,084,555

343	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	2,137,419
		Total Mexico				4,221,974

		South Africa – 1.4%

60,700	ZAR	Republic of South Africa	6.750%	3/31/21	Baa2	3,873,792

1,365		Republic of South Africa	5.875%	9/16/25	Baa2	1,519,927
		Total South Africa				5,393,719
		Total Sovereign Debt (cost $12,006,795)				10,613,193
		Total Long-Term Investments (cost $372,719,816)				386,398,214

60	NUVEEN

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 10.2%

	Money Market Funds – 10.2%

40,105,132	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.557% (7)	$40,105,132
	Total Investments Purchased with Collateral from Securities Lending (cost $40,105,132)		40,105,132

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 5.8%

	Money Market Funds – 5.8%

22,643,737	First American Treasury Obligations Fund, Class Z	0.230% (7)	$22,643,737
	Total Short-Term Investments (cost $22,643,737)		22,643,737
	Total Investments (cost $435,468,685) – 114.1%		449,147,083
	Other Assets Less Liabilities – (14.1)% (9)		(55,541,669)
	Net Assets – 100%		$393,605,414

Investments in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Cotnracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Mexican Peso	43,200,000	U.S. Dollar	2,296,065	8/22/16	$(54,156)
Citigroup Global Markets, Inc.	Japanese Yen	554,000,000	U.S. Dollar	5,315,831	8/22/16	(58,146)
Citigroup Global Markets, Inc.	U.S. Dollar	2,622,549	Japanese Yen	267,500,000	8/22/16	(27,713)
Goldman Sacks Bank USA	Canadian Dollar	1,335,000	U.S. Dollar	1,019,617	7/29/16	(13,829)
Morgan Stanley & Co. LLC	South African Rand	57,000,000	U.S. Dollar	3,658,325	7/20/16	(195,798)
						$(349,642)

Interst Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. LLC*	$18,000,000	Receive	3-Month USD -LIBOR-ICE	2.743%	Semi-Annually	4/15/24	$(2,134,412)	$32,280	$(2,134,412)
*	Citigroup Global Markets Inc. is the clearing broker for this transactions.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value**	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(8)	9/16	$(977,313)	$(625)	$(17,635)
U.S. Treasury 10-Year Note	Short	(9)	9/16	(1,196,859)	703	(14,648)
U.S. Treasury Long Bond	Short	(15)	9/16	(2,585,156)	9,844	(140,492)
U.S. Treasury Ultra Bond	Long	27	9/16	5,032,125	(24,469)	322,669
				$272,797	$(14,547)	$149,894
**	Total aggregate Notional Amount at Value of long and short positions is $5,032,125 and $(4,759,328), respectively.

NUVEEN	61

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $38,918,379.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MXN	Mexican Peso

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

62	NUVEEN

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 94.9%

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Banks – 0.1%

200	Bank of America Corporation	7.250%		BB+	$239,000
	Total Convertible Preferred Securities (cost $174,350)				239,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 4.5%

	Airlines – 0.1%

$417	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	$430,009

	Auto Components – 0.1%

300	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	321,000

300	Tenneco Inc., (3)	5.375%	12/15/24	BB+	311,250
600	Total Auto Components				632,250

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB–	468,910

	Banks – 0.1%

385	CIT Group Inc., 144A	5.500%	2/15/19	BB+	402,805

170	CIT Group Inc.	5.000%	8/01/23	BB+	171,275
555	Total Banks				574,080

	Building Products – 0.1%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	266,619

	Chemicals – 0.0%

250	NOVA Chemicals Corporation, 144A, (3)	5.250%	8/01/23	BBB–	251,250

	Commercial Services & Supplies – 0.2%

547	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	562,043

500	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB–	523,750
1,047	Total Commercial Services & Supplies				1,085,793

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation	5.750%	10/15/22	BB–	510,000

	Construction Materials – 0.1%

300	Cemex SAB de CV, 144A, (3)	5.700%	1/11/25	BB–	284,250

130	Norbord Inc., 144A	5.375%	12/01/20	Ba2	133,575

250	Norbord Inc., 144A	6.250%	4/15/23	Ba2	256,250
680	Total Construction Materials				674,075

NUVEEN	63

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 0.0%

$175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	$182,000

	Diversified Financial Services – 0.0%

225	Nationstar Mortgage LLC Capital Corporation, (3)	7.875%	10/01/20	B+	210,938

	Diversified Telecommunication Services – 0.7%

400	CenturyLink Inc., (3)	5.625%	4/01/20	BB+	414,000

200	CenturyLink Inc.	6.750%	12/01/23	BB+	196,500

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,080,713
3,660	Total Diversified Telecommunication Services				3,691,213

	Energy Equipment & Services – 0.1%

500	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	516,645

	Food Products – 0.1%

300	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	299,250

	Health Care Providers & Services – 0.8%

1,700	Catholic Health Initiatives	1.600%	11/01/17	A+	1,706,938

200	Community Health Systems, Inc.	5.125%	8/01/21	BB	198,500

500	HCA Inc.	4.250%	10/15/19	BBB–	521,250

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,779,520
4,115	Total Health Care Providers & Services				4,206,208

	Hotels, Restaurants & Leisure – 0.0%

200	Wynn Macau Limited, 144A, (3)	5.250%	10/15/21	BB	194,560

	Household Durables – 0.2%

450	Brookfield Residential Properties Inc., 144A, (3)	6.500%	12/15/20	B+	448,875

250	CalAtlantic Group Inc.	5.875%	11/15/24	BB	257,500

400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	401,000
1,100	Total Household Durables				1,107,375

	Independent Power & Renewable Electricity Producers – 0.2%

275	AES Corporation	7.375%	7/01/21	BB	310,063

500	Calpine Corporation	5.375%	1/15/23	BB–	487,500
775	Total Independent Power & Renewable Electricity Producers				797,563

	Media – 0.4%

400	Altice S.A, 144A	7.750%	5/15/22	B	404,000

200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	202,500

225	CSC Holdings Inc.	8.625%	2/15/19	B+	247,500

300	Dish DBS Corporation	4.250%	4/01/18	BB–	306,000

200	Numericable Group SA, 144A	6.000%	5/15/22	B+	194,500

350	Sinclair Television Group	6.375%	11/01/21	B+	367,500

195	WMG Acquisition Group, 144A	6.000%	1/15/21	Ba3	200,850
1,870	Total Media				1,922,850

64	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.0%

$250	ArcelorMittal, (3)	7.250%	2/25/22	BB+	$263,125

	Oil, Gas & Consumable Fuels – 0.1%

215	Calumet Specialty Products	7.625%	1/15/22	CCC+	152,113

300	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	264,000

150	Targa Resources Inc.	4.250%	11/15/23	BB–	134,625
665	Total Oil, Gas & Consumable Fuels				550,738

	Personal Products – 0.0%

200	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	210,000

	Real Estate Investment Trust – 0.2%

200	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BB+	205,250

200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B	204,750

400	Vereit Operating Partner	3.000%	2/06/19	BB+	400,500
800	Total Real Estate Investment Trust				810,500

	Road & Rail – 0.2%

610	Avis Budget Car Rental, 144A, (3)	6.375%	4/01/24	B+	603,900

175	Hertz Corporation, (3)	7.375%	1/15/21	B	180,688
785	Total Road & Rail				784,588

	Specialty Retail – 0.1%

420	Best Buy Co., Inc.	5.500%	3/15/21	Baa1	447,300

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	490,000

	Textiles, Apparel & Luxury Goods – 0.1%

300	Levi Strauss & Company	5.000%	5/01/25	BB	301,500

	Wireless Telecommunication Services – 0.3%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	196,374

200	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	205,340

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	206,500

200	Sprint Communications Inc., 144A, (3)	7.000%	3/01/20	BB	209,398

400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	399,000

400	T-Mobile USA Inc.	6.731%	4/28/22	BB	420,620
1,600	Total Wireless Telecommunication Services				1,637,232
$23,204	Total Corporate Bonds (cost $23,584,828)				23,516,571

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.0%

	Capital Markets – 0.0%

$107	Goldman Sachs Capital II	4.000%	N/A (4)	Ba1	$80,134
$107	Total $1,000 Par (or similar) Institutional Preferred (cost $87,066)				80,134

NUVEEN	65

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.4%

	Maryland – 0.2%
$1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	$1,256,113

	Ohio – 0.2%

820	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	822,977
$2,070	Total Municipal Bonds (cost $2,070,000)				2,079,090

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 87.4%

$5,785	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$8,333,838

20,810	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	20,939,907

16,028	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	16,266,758

3,995	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	4,285,965

23,500	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/19	Aaa	23,998,548

5,045	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	5,387,984

28,965	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	29,635,854

11,733	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	12,610,140

20,891	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	22,347,266

16,834	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/21	Aaa	17,251,793

12,219	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	12,864,134

30,128	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	30,712,924

13,931	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	14,245,900

21,472	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	21,758,910

18,301	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	18,927,952

22,529	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	23,589,478

12,323	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	12,450,036

10,053	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	12,005,929

48,094	U.S. Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	48,842,056

4,261	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	5,014,382

9,531	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/26	Aaa	10,038,368

4,449	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	5,462,095

1,707	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,996,624

1,516	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	2,098,418

4,118	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,218,178

4,594	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	6,008,832

5,512	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	7,273,281

17,863	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	17,907,858

6,941	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	6,759,422

66	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$2,243	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	$2,594,394

3,272	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	3,288,124

25	U.S. Treasury Notes	1.500%	3/31/23	Aaa	25,365

2,200	U.S. Treasury Notes	1.375%	6/30/23	Aaa	2,211,860

22,096	U.S. Treasury Notes	0.375%	7/15/25	Aaa	22,758,147

610	U.S. Treasury Notes	1.625%	2/15/26	Aaa	617,244

4,000	U.S. Treasury Notes, (3)	1.625%	5/15/26	Aaa	4,051,248

1,500	U.S. Treasury Notes	2.500%	5/15/46	Aaa	1,564,863
$439,074	Total U.S. Government and Agency Obligations (cost $444,283,412)				461,344,075

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 2.1%

$2,904	Colony American Homes Trust 2014-1A, 144A	1.632%	5/17/31	Aaa	$2,880,434

2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	2,003,860

232	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	232,014

680	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.369%	5/25/45	Aaa	695,823

2,000	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,508,709

2,065	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	2,144,119

2,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.243%	4/15/48	BBB–	1,591,484
$11,881	Total Asset-Backed and Mortgage-Backed Securities (cost $11,215,161)				11,056,443

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.4%

	Canada – 0.4%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$2,022,398

	Poland – 0.0%

250	Republic of Poland	6.375%	7/15/19	A2	283,250
$1,750	Total Sovereign Debt (cost $2,190,443)				2,305,648
	Total Long-Term Investments (cost $483,605,260)				500,620,961

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.3%

	Money Market Funds – 1.3%

7,079,719	Mount Vernon Securities Lending Trust Prime Portfolio, (7)	0.557% (6)			$7,079,719
	Total Investments Purchased with Collateral from Securities Lending (cost $7,079,719)				7,079,719

NUVEEN	67

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 4.8%

	Money Market Funds – 4.8%

25,360,769	First American Treasury Obligations Fund, Class Z	0.230% (6)	$25,360,769
	Total Short-Term Investments (cost $25,360,769)		25,360,769
	Total Investments (cost $516,045,748) – 101.0%		533,061,449
	Other Assets Less Liabilities – (1.0)% (8)		(5,159,232)
	Net Assets – 100%		$527,902,217

Investments in Derivatives as of June 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	92	9/16	$11,239,094	$7,188	$10,719
U.S. Treasury 10-Year Note	Long	147	9/16	19,548,703	(11,484)	226,279
U.S. Treasury Long Bond	Long	12	9/16	2,068,125	(7,875)	82,254
U.S. Treasury Ultra Bond	Long	23	9/16	4,286,625	(20,844)	225,171
				$37,142,547	$(33,015)	$544,423

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $6,875,769.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

68	NUVEEN

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 94.5%

	CORPORATE BONDS – 0.5%

	Health Care Providers & Services – 0.5%

$400	Catholic Health Initiatives	1.600%	11/01/17	A+	$401,633
$400	Total Corporate Bonds (cost $399,884)				401,633

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 2.6%

	Louisiana – 0.6%

$449	Louisiana Local Government Environmental Facilities and Community Development Authority, System Restoration Revenue Bonds, Louisiana Utilities Restoration Corporation Project/EGSL, Series 2010, 3.220%, 2/01/21		No Opt. Call	AAA	$456,573

	Ohio – 2.0%

145	Akron, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2014B, 0.950%, 12/01/16		No Opt. Call	AA–	145,218

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	362,923

285	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	286,035

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	868,727
1,620	Total Ohio				1,662,903
$2,069	Total Municipal Bonds (cost $2,110,009)				2,119,476

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 69.9%

$1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	$1,010,642

1,000	Fannie Mae Notes	1.330%	10/24/19	Aaa	1,013,146

1,385	Fannie Mae Notes	1.500%	11/30/20	Aaa	1,409,636

1,600	Fannie Mae Notes	1.250%	5/06/21	Aaa	1,606,178

680	Fannie Mae Notes, (4)	1.125%	10/19/18	Aaa	686,248

790	Federal Farm Credit Bank Discount Notes	1.030%	5/11/18	Aaa	794,844

940	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.500%	8/23/16	Aaa	940,199

755	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.750%	8/14/17	Aaa	755,864

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	368,455

730	Federal Home Loan Bank Bonds	0.875%	3/19/18	Aaa	732,673

800	Federal Home Loan Bank Bonds	0.875%	6/29/18	Aaa	803,003

755	Federal Home Loan Bank Bonds	1.200%	8/14/18	Aaa	762,826

NUVEEN	69

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$700	Federal Home Loan Bank Bonds	1.625%	6/14/19	Aaa	$715,843

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,201,718

1,525	Federal Home Loan Bank Bonds	1.375%	2/18/21	Aaa	1,542,341

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	793,008

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	1,042,218

2,260	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	2,451,569

825	Federal Home Loan Bank Bonds	2.375%	3/14/25	Aaa	863,732

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	769,319

590	Federal Home Loan Mortgage Corporation, Notes	2.375%	1/13/22	Aaa	624,978

535	Federal National Mortgage Association	0.000%	10/09/19	Aaa	514,180

775	Federal National Mortgage Association	2.125%	4/24/26	Aaa	796,053

710	FICO STRIPS	0.000%	5/02/17	Aaa	705,927

250	Financing Corporation	9.400%	2/08/18	Aaa	284,811

760	Freddie Mac Reference Notes	0.750%	4/09/18	Aaa	761,140

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	297,472

1,500	Freddie Mac Reference Notes	1.125%	4/15/19	Aaa	1,513,700

530	Tennessee Valley Authority	3.875%	2/15/21	Aaa	594,624

1,000	U.S. Treasury Bonds	1.500%	8/31/18	Aaa	1,018,984

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	428,492

1,660	U.S. Treasury Bonds	2.000%	11/30/20	Aaa	1,734,894

1,000	U.S. Treasury Bonds	2.000%	2/28/21	Aaa	1,046,211

1,000	U.S. Treasury Bonds	1.125%	2/28/21	Aaa	1,007,109

2,000	U.S. Treasury Bonds	1.375%	4/30/21	Aaa	2,034,844

745	U.S. Treasury Bonds	2.000%	11/15/21	Aaa	781,203

1,185	U.S. Treasury Bonds	2.000%	2/15/22	Aaa	1,241,519

535	U.S. Treasury Bonds	7.250%	8/15/22	Aaa	728,624

100	U.S. Treasury Bonds	1.500%	3/31/23	Aaa	101,461

1,685	U.S. Treasury Bonds	1.750%	5/15/23	Aaa	1,738,644

2,435	U.S. Treasury Bonds	2.750%	11/15/23	Aaa	2,684,967

2,415	U.S. Treasury Bonds	2.125%	5/15/25	Aaa	2,552,071

4,800	U.S. Treasury Bonds	2.250%	11/15/25	Aaa	5,123,813

250	U.S. Treasury Bonds, (4)	1.625%	5/15/26	Aaa	253,203

1,460	U.S. Treasury Inflation Indexed Obligations	2.000%	7/31/20	Aaa	1,524,046

3,505	U.S. Treasury Inflation Indexed Obligations	2.000%	2/15/25	Aaa	3,668,064

1,275	U.S. Treasury Inflation Indexed Obligations	2.000%	8/15/25	Aaa	1,333,571

1,145	U.S. Treasury Securities, Stripped Interest Payments	0.000%	2/15/22	Aaa	1,068,356
$54,090	Total U.S. Government and Agency (cost $53,950,088)				56,426,423

70	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 21.6%

$459	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$477,413

565	321 Henderson Receivables LLC., Series 2010-1A, 144A	5.560%	7/15/59	Aaa	627,705

500	Barclays Dryrock Issuance Trust 2014-1	0.841%	12/16/19	AAA	500,300

330	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	330,027

303	Colony American Homes Trust 2014-1A, 144A	1.632%	5/17/31	Aaa	300,731

89	DBUBS Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	88,992

352	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	356,969

517	Entergy New Orleans Store Recovery Funding LLC, Series 2015-1	2.670%	6/01/27	AAA	540,750

712	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	715,705

723	Fannie Mae Alternative Credit Enhanced Securities	0.729%	12/25/17	Aaa	724,602

97	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	115,445

59	Fannie Mae Mortgage Pool 254179	6.000%	2/01/22	Aaa	67,913

64	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	73,664

19	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	19,354

22	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	21,983

46	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	47,515

67	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	77,135

183	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	207,100

40	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	44,653

14	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	13,838

32	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	33,183

83	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	86,130

158	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	178,421

118	Fannie Mae Mortgage Pool 848390	2.298%	12/01/35	Aaa	122,923

165	Fannie Mae Mortgage Pool 886034	3.055%	7/01/36	Aaa	176,032

68	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	78,048

250	Fannie Mae Mortgage Pool 913187	2.859%	4/01/37	Aaa	265,143

446	Fannie Mae Mortgage Pool 914224	2.915%	3/01/37	Aaa	466,407

137	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	154,725

126	Fannie Mae Mortgage Pool 995949	2.767%	9/01/36	Aaa	133,252

506	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	544,022

595	Fannie Mae Mortgage Pool AD0486	2.641%	4/01/34	Aaa	629,038

53	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	56,197

320	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	338,741

282	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates	6.221%	2/25/42	Aaa	335,114

239	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.688%	7/25/24	BBB–	239,558

401	FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	Aaa	416,228

NUVEEN	71

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$580	Federal Home Loan Mortgage Corporation, REMIC	0.731%	11/15/42	Aaa	$574,898

293	Freddie Mac Gold Pool 1H1396	2.772%	5/01/37	Aaa	310,103

376	Freddie Mac Gold Pool 780836	2.468%	9/01/33	Aaa	392,787

244	Freddie Mac Gold Pool 848193	2.727%	3/01/36	Aaa	257,704

20	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	22,132

40	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	46,516

114	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	135,159

176	Freddie Mac Mortgage Trust 2013-KF02, 144A	3.488%	12/25/45	AAA	174,051

479	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	492,236

260	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K701	2.776%	6/25/17	Aaa	261,937

485	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715	2.059%	3/25/20	Aaa	492,907

256	Freddie Mac Structured Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	255,665

486	Freddie Mac Structured Pass-Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	487,779

638	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	650,692

600	Freddie Mac Whole Loan Securities Trust, Structured Pass-Through Certificates, Series 2015-SC01	3.500%	5/25/45	Aaa	619,516

45	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	55,110

18	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	17,863

5	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	5,316

318	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	346,765

63	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	65,362

546	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	647,866

115	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	137,688

324	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	332,590

263	Structured Agency Credit Risk 2014-DN1	1.488%	2/25/24	Aa3	262,839

136	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/10/18	Aaa	144,141

239	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	252,763

384	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	407,833
$16,643	Total Asset-Backed and Mortgage-Backed Securities (cost $16,711,550)				17,455,174
	Total Long-Term Investments (cost $73,171,531)				76,402,706

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.6%

	Money Market Funds – 0.4%

360,938	Mount Vernon Securities Lending Trust Prime Portfolio, (6)	0.557% (5)			$360,938
	Total Investments Purchased with Collateral from Securities Lending (cost $1,264,606)				360,938

72	NUVEEN

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.8%

	Money Market Funds – 3.8%

3,045,876	First American Treasury Obligations Fund, Class Z	0.230% (5)	$3,045,876
	Total Short-Term Investments (cost $3,045,876)		3,045,876
	Total Investments (cost $77,482,013) – 99.9%		79,809,520
	Other Assets Less Liabilities – 1.2% (7)		949,471
	Net Assets – 100%		$80,758,991

Investments in Derivatives as of June 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	4	9/16	$488,656	$312	$466
U.S. Treasury 10-Year Note	Short	(21)	9/16	(2,792,672)	1,641	(32,183)
				$(2,304,016)	$1,953	$(31,717)
*	Total aggregate Notional Amount at Value of long and short positions is $488,656 and $(2,792,672), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $353,977.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	73

Nuveen Short Term Bond Fund

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.6%

	CORPORATE BONDS – 46.6%

	Airlines – 1.0%

$2,221	American Airlines Pass Through Trust 2013-2C, 144A	6.000%	1/15/17	BB	$2,248,288

1,332	Delta Air Lines Pass Through Certificates, Series 2012-1B, 144A	6.875%	5/07/19	BBB	1,438,346

312	Delta Airlines	5.300%	4/15/19	A1	332,680

942	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	1,062,190

763	US Airways Pass-Through Trust	7.076%	3/20/21	A	824,302
5,570	Total Airlines				5,905,806

	Auto Components – 0.1%

853	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	912,710

	Automobiles – 0.5%

2,000	General Motors Financial Company Inc.	3.200%	7/13/20	BBB–	2,026,322

1,100	Volkswagen Group of America Finance LLC, 144A	1.600%	11/20/17	A3	1,100,480
3,100	Total Automobiles				3,126,802

	Banks – 8.1%

5,925	Bank of America Corporation	5.650%	5/01/18	A	6,349,513

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa3	3,315,517

3,525	BB&T Corporation	1.450%	1/12/18	A+	3,538,889

4,000	Citigroup Inc.	2.150%	7/30/18	A	4,048,756

1,500	Citizens Bank NA	2.500%	3/14/19	A–	1,521,359

2,000	Credit Agricole SA, 144A	3.000%	10/01/17	A	2,036,658

2,000	Fifth Third Bancorp.	4.500%	6/01/18	A–	2,105,078

5,000	General Electric Capital Corporation	5.625%	5/01/18	AA+	5,422,015

2,000	HSBC USA Inc.	1.625%	1/16/18	AA–	1,996,436

1,600	ING Bank NV, 144A	2.300%	3/22/19	A1	1,627,488

5,780	JPMorgan Chase & Company, (3)	1.850%	3/22/19	A+	5,839,887

3,000	KeyCorp.	2.300%	12/13/18	A–	3,048,891

2,000	Nordea Bank AB, 144A	3.125%	3/20/17	AA–	2,029,072

2,250	Santander UK PLC	3.050%	8/23/18	A1	2,303,186

2,000	Societe Generale, 144A, (3)	2.500%	4/08/21	A	2,036,646

2,000	SunTrust Banks Inc.	2.350%	11/01/18	A–	2,034,078
47,885	Total Banks				49,253,469

	Beverages – 0.3%

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	2,009,252

74	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Biotechnology – 0.8%

$1,000	Baxalta Inc.	2.000%	6/22/18	BBB–	$1,000,510

1,665	Biogen Inc.	2.900%	9/15/20	A–	1,735,356

2,320	Celgene Corporation	2.125%	8/15/18	BBB+	2,354,675
4,985	Total Biotechnology				5,090,541

	Capital Markets – 3.2%

2,840	Deutsche Bank AG London	2.500%	2/13/19	A–	2,847,867

1,870	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	2,015,765

4,000	Goldman Sachs Group, Inc., (3)	2.000%	4/25/19	A	4,042,276

4,995	Morgan Stanley	5.950%	12/28/17	A	5,311,687

2,250	Nomura Holdings Incorporated	2.750%	3/19/19	BBB+	2,297,291

3,000	UBS AG Stamford	1.800%	3/26/18	A+	3,028,542
18,955	Total Capital Markets				19,543,428

	Chemicals – 1.6%

2,215	Eastman Chemical Company	2.700%	1/15/20	BBB	2,278,232

2,635	Ecolab Inc.	1.450%	12/08/17	A–	2,639,645

2,000	LyondellBasell Industries NV	5.000%	4/15/19	Baa1	2,165,732

2,750	Sherwin-Williams Company	1.350%	12/15/17	A	2,755,167
9,600	Total Chemicals				9,838,776

	Commercial Services & Supplies – 0.3%

2,000	ERAC USA Finance LLC, 144A	2.800%	11/01/18	BBB+	2,049,738

	Consumer Finance – 1.6%

1,200	Ally Financial Inc.	8.000%	12/31/18	BB	1,311,000

2,750	American Express Company	1.550%	5/22/18	A	2,763,607

2,200	Capital One Financial Corporation	2.450%	4/24/19	A–	2,239,002

2,000	Ford Motor Credit Company	2.597%	11/04/19	BBB	2,046,160

1,250	Navient Corporation, (3)	5.000%	10/26/20	BB	1,171,875
9,400	Total Consumer Finance				9,531,644

	Diversified Financial Services – 1.4%

2,570	BNP Paribas	2.700%	8/20/18	A1	2,632,662

1,000	Fly Leasing Limited, (3)	6.750%	12/15/20	BB	1,005,000

1,000	Rabobank Nederland Utrecht	3.375%	1/19/17	Aa2	1,012,928

1,500	Rabobank Nederland	2.250%	1/14/19	Aa2	1,528,883

1,000	Synchrony Financial	1.875%	8/15/17	BBB–	1,001,567

1,201	Voya Financial Inc.	2.900%	2/15/18	BBB	1,223,477
8,271	Total Diversified Financial Services				8,404,517

	Diversified Telecommunication Services – 2.8%

2,300	AT&T, Inc.	1.400%	12/01/17	A–	2,303,715

3,635	AT&T, Inc.	2.300%	3/11/19	A–	3,713,022

NUVEEN	75

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$1,500	CenturyLink Inc.	5.625%	4/01/20	BB+	$1,552,500

1,250	Frontier Communications Corporation, (3)	8.125%	10/01/18	BB	1,369,625

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,443,151

4,730	Verizon Communications	3.650%	9/14/18	A–	4,970,270
16,835	Total Diversified Telecommunication Services				17,352,283

	Energy Equipment & Services – 0.3%

2,000	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	2,066,580

	Food & Staples Retailing – 1.0%

1,250	Supervalu Inc.	6.750%	6/01/21	B	1,049,975

2,015	Sysco Corporation	2.600%	10/01/20	A3	2,080,804

3,050	Walgreens Boots Alliance, Inc.	1.750%	11/17/17	BBB	3,071,795
6,315	Total Food & Staples Retailing				6,202,574

	Food Products – 1.7%

2,175	Bunge Limited Finance Company, (3)	3.500%	11/24/20	BBB	2,280,096

1,065	Kraft Heinz Foods Company, 144A	2.000%	7/02/18	BBB–	1,079,548

2,500	Mondelez International Inc.	2.250%	2/01/19	Baa1	2,554,513

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,568,360

2,000	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	A–	2,078,360
10,240	Total Food Products				10,560,877

	Gas Utilities – 0.2%

1,300	Ferrellgas LP, (3)	8.625%	6/15/20	B–	1,300,000

	Health Care Equipment & Supplies – 0.7%

3,260	Becton Dickinson & Company	1.800%	12/15/17	BBB+	3,286,830

750	Tenet Healthcare Corporation	6.250%	11/01/18	BB	791,250
4,010	Total Health Care Equipment & Supplies				4,078,080

	Health Care Providers & Services – 2.1%

3,000	Aetna Inc.	1.500%	11/15/17	A–	3,013,731

3,000	Cardinal Health Inc.	2.400%	11/15/19	A–	3,074,531

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,563,750

1,300	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,248,813

1,765	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	1,939,721

1,750	Wellpoint Inc.	1.875%	1/15/18	A	1,759,907
12,315	Total Health Care Providers & Services				12,600,453

	Hotels, Restaurants & Leisure – 0.4%

1,100	International Game Technology	7.500%	6/15/19	BB+	1,218,250

1,250	MGM Resorts International Inc., (3)	6.750%	10/01/20	BB	1,365,625
2,350	Total Hotels, Restaurants & Leisure				2,583,875

76	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables – 0.6%

$1,805	Newell Brands Inc.	2.600%	3/29/19	BBB–	$1,852,257

1,550	William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,592,625
3,355	Total Household Durables				3,444,882

	Independent Power & Renewable Electricity Producers – 0.2%

1,300	Dynegy Inc.	6.750%	11/01/19	B+	1,303,250

	Insurance – 1.1%

2,415	American International Group, Inc.	3.375%	8/15/20	A–	2,533,982

1,655	Lincoln National Corporation	6.250%	2/15/20	A–	1,860,887

518	Prudential Financial Inc.	6.000%	12/01/17	A	551,823

2,000	Sirius International Group Limited, 144A	6.375%	3/20/17	BBB	2,044,200
6,588	Total Insurance				6,990,892

	Internet Software & Services – 0.4%

2,185	eBay Inc.	2.500%	3/09/18	BBB+	2,224,876

	IT Services – 0.6%

3,490	Visa Inc., (3)	2.200%	12/14/20	A+	3,595,890

	Machinery – 0.1%

500	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	430,000

	Media – 2.9%

1,735	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	1,937,331

2,600	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	2,779,868

1,890	CBS Corporation	5.750%	4/15/20	BBB	2,162,770

2,000	Charter Communications Operating Capital Corporation, 144A, (3)	3.579%	7/23/20	BBB	2,091,074

4,000	Comcast Corporation	5.875%	2/15/18	A–	4,307,948

1,600	Discovery Communications Inc.	5.625%	8/15/19	BBB–	1,763,474

1,500	Dish DBS Corporation, (3)	4.250%	4/01/18	BB–	1,530,000

1,000	Thomson Reuters Corporation	1.300%	2/23/17	BBB+	1,000,171
16,325	Total Media				17,572,636

	Metals & Mining – 0.5%

1,250	Alcoa Inc.	6.150%	8/15/20	BBB–	1,353,125

1,500	Nucor Corporation	5.850%	6/01/18	A–	1,612,572
2,750	Total Metals & Mining				2,965,697

	Multi-Utilities – 0.4%

2,665	Sempra Energy	2.300%	4/01/17	BBB+	2,687,080

	Oil, Gas & Consumable Fuels – 1.8%

645	Calumet Specialty Products	6.500%	4/15/21	CCC+	461,175

750	Cenovus Energy Inc.	5.700%	10/15/19	BBB	793,283

2,000	CNOOC Finance 2014 ULC	1.625%	4/30/17	Aa3	2,003,270

NUVEEN	77

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,195	Phillips 66	2.950%	5/01/17	A3	$2,227,147

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	757,500

1,500	Sinopec Group Overseas Development 2014 Limited, 144A	1.409%	4/10/17	Aa3	1,501,763

1,370	Spectra Energy Partners LP	2.950%	9/25/18	BBB	1,396,272

1,780	SunCor Energy Inc.	6.100%	6/01/18	A–	1,924,812
10,990	Total Oil, Gas & Consumable Fuels				11,065,222

	Paper & Forest Products – 0.2%

1,000	Mercer International Inc., (3)	7.000%	12/01/19	B+	1,010,000

450	Sappi Papier Holding GMBH, 144A	7.750%	7/15/17	Ba2	466,875
1,450	Total Paper & Forest Products				1,476,875

	Pharmaceuticals – 0.4%

2,125	McKesson Corporation	2.284%	3/15/19	BBB+	2,172,691

	Real Estate Investment Trust – 2.7%

2,000	American Tower Company	4.500%	1/15/18	BBB	2,086,560

2,000	First Industrial Realty Trust	5.950%	5/15/17	BBB–	2,072,300

1,145	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BB+	1,175,056

2,605	Realty Income Corporation	2.000%	1/31/18	BBB+	2,626,666

2,000	Ventas Realty LP	2.000%	2/15/18	BBB+	2,010,218

6,105	Wells Fargo & Company	2.125%	4/22/19	AA–	6,241,336
15,855	Total Real Estate Investment Trust				16,212,136

	Road & Rail – 0.1%

750	Hertz Corporation, (3)	6.750%	4/15/19	B	765,679

	Software – 0.9%

3,130	CA Inc.	2.875%	8/15/18	BBB+	3,192,481

2,000	Total System Services Inc.	2.375%	6/01/18	BBB–	2,015,400
5,130	Total Software				5,207,881

	Specialty Retail – 0.6%

1,625	AutoNation Inc.	6.750%	4/15/18	BBB–	1,744,056

2,020	Hyundai Capital America, 144A	2.400%	10/30/18	A–	2,048,213
3,645	Total Specialty Retail				3,792,269

	Technology Hardware, Storage & Peripherals – 1.7%

2,720	Apple Inc.	2.100%	5/06/19	AA+	2,798,007

1,500	Dell Inc., (3)	5.875%	6/15/19	BB	1,593,750

1,875	Hewlett Packard Enterprise Co, 144A	2.850%	10/05/18	A–	1,919,918

3,000	International Business Machines Corporation (IBM)	1.800%	5/17/19	AA–	3,052,646

1,000	Seagate HDD Cayman	3.750%	11/15/18	BBB–	1,000,630
10,095	Total Technology Hardware, Storage & Peripherals				10,364,951

78	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Tobacco – 1.2%

$2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	$2,016,842

1,970	Philip Morris International	1.375%	2/25/19	A	1,985,317

2,915	Reynolds American Inc.	3.250%	6/12/20	BBB	3,081,668
6,885	Total Tobacco				7,083,827

	Trading Companies & Distributors – 0.3%

1,500	Air Lease Corporation	2.625%	9/04/18	BBB–	1,499,684

	Transportation Infrastructure – 0.3%

2,000	Aviation Capital Group Corporation, 144A	2.875%	9/17/18	BBB–	1,980,000

	Wireless Telecommunication Services – 1.5%

2,000	Deutsche Telekom International Finance BV	6.000%	7/08/19	BBB+	2,243,568

1,000	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,032,500

1,500	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	1,597,500

1,000	T-Mobile USA Inc.	6.464%	4/28/19	BB	1,016,250

3,480	Vodafone Group PLC	1.500%	2/19/18	BBB+	3,478,165
8,980	Total Wireless Telecommunication Services				9,367,983
$276,547	Total Corporate Bonds (cost $281,872,934)				284,615,806

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.7%

	California – 0.2%

$1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	AA–	$1,049,916

	Guam – 0.4%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17		No Opt. Call	A	1,159,839
1,190	3.301%, 1/01/18		No Opt. Call	A	1,207,315
2,345	Total Guam				2,367,154

	Massachusetts – 0.5%

2,750	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-2, 1.185%, 11/01/17		No Opt. Call	Aa2	2,768,150

	Nevada – 0.4%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011B, 3.176%, 6/01/17		No Opt. Call	Aa1	2,556,075

	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,511,278
$10,080	Total Municipal Bonds (cost $10,129,151)				10,252,573

NUVEEN	79

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.7%

$13,000	Federal National Mortgage Association, (3)	1.000%	2/26/19	Aaa	$13,072,371

12,000	U.S. Treasury Notes	0.875%	11/30/16	Aaa	12,025,536

3,000	U.S. Treasury Notes	0.875%	11/30/17	Aaa	3,012,657

14,045	U.S. Treasury Notes	0.750%	12/31/17	Aaa	14,083,399

5,000	U.S. Treasury Notes	1.125%	3/31/20	Aaa	5,051,560
$47,045	Total U.S. Government and Agency Obligations (cost $46,981,247)				47,245,523

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 40.6%

$539	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	8/15/30	AA	$600,758

3,684	American Homes 4 Rent, Series 2014-SFR1, 144A	1.482%	6/17/31	Aaa	3,639,602

4,113	AmeriCold LLC Trust, Series 2010, 144A	1.947%	1/14/29	AAA	4,116,057

283	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.538%	7/25/32	Baa2	274,871

1,892	Amortizing Residential Collateral Trust, Series 2002-BC7	1.248%	10/25/32	Aa1	1,604,628

1,407	Avant Loans Funding Trust, Series 2016-A, 144A	4.110%	5/15/19	N/R	1,413,189

3,000	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28	A–	3,099,224

2,415	BXHTL Mortgage Trust, Series 2015-JWRZ, 144A	1.712%	5/15/29	AAA	2,406,844

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2, 144A	1.011%	2/18/20	AAA	2,998,701

3,500	Cabela’s Master Credit Card Trust, Series 2016-1	1.780%	6/15/22	AAA	3,519,244

414	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aaa	414,466

1,000	California Republic Auto Receivables Trust, Series 2016-2	1.340%	3/15/19	AAA	1,000,567

1,487	CAM Mortgage Trust 2015-1, 144A	3.500%	7/15/64	N/R	1,487,971

2,513	Capital Auto Receivables Asset Trust, Asset Backed Notes, Series 2014-1	1.320%	6/20/18	AAA	2,514,529

3,960	Capital One Multi Asset Execution Trust, Series 2016-A1	0.931%	2/15/22	AAA	3,966,835

101	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Ba1	101,144

245	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	B2	247,972

2,960	Colony American Homes Trust 2015-1A, 144A	2.433%	7/17/32	A2	2,886,038

2,000	Colony American Homes Trust 2014-1A, 144A	1.832%	5/17/31	Aa2	1,966,214

2,000	Colony Starwood Homes, Series 2016-1A, 144A	3.546%	7/17/33	Baa2	1,990,345

6,300	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA, 144A	2.232%	6/15/34	AA	6,158,564

4,470	Commercial Mortgage Trust 2014-BBG, 144A	1.282%	3/15/29	AAA	4,393,409

2,259	Conns Receivables Funding Trust II, Series 2016-A, 144A	4.680%	4/16/18	BBB	2,268,874

767	Consumer Credit Origination Loan Trust, Series 2015-1, 144A	2.820%	3/15/21	Baa1	767,432

2,935	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	2,934,196

269	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.328%	4/25/47	Caa1	258,492

125	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.611%	2/25/34	BB+	119,424

3,517	Credit Suisse Commercial Mortgage Trust, 2015-2, 144A	3.000%	2/25/45	AAA	3,562,926

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,695	Credit Suisse Commercial Mortgage Trust, Series 2013-6, 144A	2.500%	7/25/28	AAA	$4,774,255

419	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	437,071

2,938	Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	6.020%	12/25/37	A+	3,059,974

765	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	764,374

2,000	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	2,032,360

1,970	DT Auto Owner Trust, Series 2013-1A, 144A	3.740%	5/15/20	AAA	1,987,497

328	Fannie Mae Alternative Credit Enhanced Securities	2.210%	9/25/20	Aaa	331,013

1,732	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	1.438%	5/25/24	BBB–	1,720,549

2,049	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	2.438%	11/25/24	A1	2,057,380

988	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	2.688%	10/25/28	BBB–	997,982

504	Fannie Mae Mortgage Interest Strips S 366 25, (I/O)	5.000%	9/25/24	Aaa	30,550

75	Fannie Mae Mortgage Pool 433988	2.489%	11/01/25	Aaa	77,778

1,039	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	1,091,474

86	Fannie Mae Mortgage Pool 625338	2.356%	6/01/31	Aaa	89,329

373	Fannie Mae Mortgage Pool 535363	5.167%	12/01/31	Aaa	398,347

3	Fannie Mae Mortgage Pool 545791	2.821%	3/01/32	Aaa	3,393

37	Fannie Mae Mortgage Pool 545717	2.738%	5/01/32	Aaa	37,610

109	Fannie Mae Mortgage Pool 634948	2.915%	5/01/32	Aaa	113,190

16	Fannie Mae Mortgage Pool 661645	2.454%	10/01/32	Aaa	15,959

38	Fannie Mae Mortgage Pool 671884	2.490%	12/01/32	Aaa	39,183

59	Fannie Mae Mortgage Pool 775389	3.010%	4/01/34	Aaa	60,965

947	Fannie Mae Mortgage Pool AD0486	2.641%	4/01/34	Aaa	1,001,510

699	Fannie Mae Mortgage Pool 725721	2.881%	6/01/34	Aaa	743,133

685	Fannie Mae Mortgage Pool 795242	2.192%	7/01/34	Aaa	710,307

614	Fannie Mae Mortgage Pool 841068	2.668%	11/01/34	Aaa	649,686

732	Fannie Mae Mortgage Pool 797182	2.567%	11/01/34	Aaa	772,912

659	Fannie Mae Mortgage Pool 745922	2.705%	7/01/35	Aaa	701,107

469	Fannie Mae Mortgage Pool 838958	2.625%	8/01/35	Aaa	492,310

69	Fannie Mae Mortgage Pool 838948	2.301%	8/01/35	Aaa	71,163

314	Fannie Mae Mortgage Pool 848390	2.298%	12/01/35	Aaa	327,795

339	Fannie Mae Mortgage Pool 886034	3.055%	7/01/36	Aaa	361,666

1,201	Fannie Mae Mortgage Pool AE0058	2.671%	7/01/36	Aaa	1,270,196

91	Fannie Mae Mortgage Pool 555369	2.698%	8/01/36	Aaa	95,743

314	Fannie Mae Mortgage Pool 995949	2.767%	9/01/36	Aaa	333,131

844	Fannie Mae Mortgage Pool AD0550	2.645%	8/01/37	Aaa	887,530

17	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	18,200

NUVEEN	81

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$324	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.788%	11/25/34	Aaa	$325,330

399	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	403,619

2,264	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	2.088%	1/25/24	A3	2,262,303

2,604	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.688%	7/25/24	BBB–	2,611,185

1,574	FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	Aaa	1,634,252

291	FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	1.017%	2/25/48	Aaa	290,761

5	Federal Home Loan Mortgage Corporation, REMICR 1022 J	6.000%	12/15/20	Aaa	5,354

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	AAA	2,494,902

165	Freddie Mac Gold Pool 786591	2.772%	12/01/26	Aaa	171,305

103	Freddie Mac Gold Pool 846946	2.611%	1/01/29	Aaa	107,719

89	Freddie Mac Gold Pool 786853	2.385%	10/01/29	Aaa	91,647

153	Freddie Mac Gold Pool 972055	3.743%	4/01/30	Aaa	161,824

27	Freddie Mac Gold Pool 847014	2.461%	5/01/30	Aaa	28,132

522	Freddie Mac Gold Pool 847241	2.633%	10/01/30	Aaa	538,554

55	Freddie Mac Gold Pool 847367	2.418%	6/01/31	Aaa	58,065

759	Freddie Mac Gold Pool 847331	2.578%	8/01/32	Aaa	798,176

274	Freddie Mac Gold Pool 847652	2.688%	9/01/32	Aaa	281,316

62	Freddie Mac Gold Pool 847063	2.819%	10/01/32	Aaa	65,933

283	Freddie Mac Gold Pool 780456	2.733%	5/01/33	Aaa	299,618

595	Freddie Mac Gold Pool 780911	2.527%	10/01/33	Aaa	628,646

693	Freddie Mac Gold Pool 781296	2.960%	3/01/34	Aaa	732,955

981	Freddie Mac Gold Pool 848193	2.727%	3/01/36	Aaa	1,036,169

54	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	56,583

1,783	Freddie Mac Mortgage Trust 2013-KF02, 144A	3.488%	12/25/45	AAA	1,763,113

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711, 144A	3.562%	8/25/45	Aaa	1,032,746

2,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.369%	5/25/45	Aaa	2,030,443

468	Freddie Mac Multi-Class Certificates 3780 FE	0.881%	12/15/20	Aaa	470,619

4,076	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K501, 144A	3.262%	11/25/46	AAA	4,081,628

1,300	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K710, 144A	3.821%	6/25/47	Aaa	1,348,752

2,960	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K502, 144A	3.086%	3/25/45	AAA	2,974,661

484	Freddie Mac Non Gold Participation Certificates 1L1462	2.597%	8/01/36	Aaa	511,231

3,468	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF, 144A	1.781%	12/15/34	AAA	3,470,145

2,500	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	2,418,461

82	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,790	General Electric Capital Credit Card Master Trust, Series 2012-6	1.360%	8/17/20	AAA	$2,797,097

2,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL, 144A	2.731%	7/15/31	A–	1,947,577

2,378	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL, 144A	1.484%	7/15/31	AAA	2,376,374

1,665	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1, 144A	3.679%	8/10/43	Aaa	1,733,150

261	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	261,004

41	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	43,276

59	Government National Mortgage Association Pool 8006	1.875%	7/20/22	Aaa	60,753

48	Government National Mortgage Association Pool 8699	1.875%	9/20/25	Aaa	49,145

40	Government National Mortgage Association Pool 8847	1.750%	4/20/26	Aaa	40,906

14	Government National Mortgage Association Pool 80106	1.875%	8/20/27	Aaa	14,217

20	Government National Mortgage Association Pool 80154	2.000%	1/20/28	Aaa	20,982

56	Government National Mortgage Association Pool 80283	1.750%	5/20/29	Aaa	58,548

103	Government National Mortgage Association Pool 80469	2.000%	11/20/30	Aaa	107,445

31	Government National Mortgage Association Pool 80507	1.750%	4/20/31	Aaa	31,740

113	Government National Mortgage Association Pool 80535	1.875%	8/20/31	Aaa	116,819

19	Government National Mortgage Association Pool 80580	2.000%	2/20/32	Aaa	19,023

133	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	136,389

2,025	GP Portfolio Trust 2014-GPP A, 144A	3.231%	2/15/27	BBB–	1,997,047

3,000	Green Tree Agency Advance Funding Trust, Manufactured Housing Contract Pass-Through Certificates, Series 2015-T2, 144A	3.687%	10/15/48	AA	3,012,510

4,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.475%	3/10/39	A	4,575,348

3,100	Huntington Auto Trust, Motor Vehicle Installment Payments, Series 2015-1	1.950%	6/15/21	AA+	3,104,773

2,500	Hyatt Hotel Portfolio Trust, Mortgage Pass-Through Certificate, Series 2015-HYT, 144A	2.183%	11/15/29	AA–	2,474,876

628	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	640,625

3,863	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2006-5 2A	0.688%	12/25/36	Baa2	3,594,971

193	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.815%	3/25/35	BBB+	191,873

2,500	Invitation Homes Trust 2013-SFR1, 144A	2.637%	12/17/30	Baa2	2,466,989

4,930	Invitation Homes Trust 2013-SFR1, 144A	1.837%	12/17/30	Aa2	4,870,180

3,787	Invitation Homes Trust 2014-SFR2, 144A	2.082%	9/17/31	Aa2	3,757,342

1,957	Invitation Homes Trust 2014-SFR2, 144A	1.582%	9/17/31	Aaa	1,938,898

1,367	Invitation Homes Trust 2014-SFR3, 144A	2.982%	12/17/31	A2	1,368,364

2,000	John Deere Owner Trust, Series 2015-A	1.320%	6/17/19	Aaa	2,007,306

61	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1, 144A	2.749%	11/15/43	AAA	61,193

NUVEEN	83

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,466	JPMorgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1, 144A	2.738%	11/25/24	BBB–	$3,470,670

2,143	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	A	2,213,933

8	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	BB	8,419

2,000	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	2,011,796

2,400	New Residential Advance Receivable Trust, Series 2015-T2, 144A	3.302%	8/17/48	AAA	2,422,731

3,118	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A, 144A	3.750%	5/25/54	AAA	3,237,000

2,851	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2015-A1, 144A	3.750%	5/28/52	Aaa	2,913,646

3,049	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2016-1A, 144A	3.750%	3/25/56	AAA	3,185,335

1,977	NLY Commercial Mortgage Trust 2014-FL1, 144A	3.081%	11/15/30	A–	1,975,318

2,350	OMART Receivables Trust, Series 2015-T3, 144A	3.211%	11/15/47	AAA	2,359,966

3,500	Opteum Mortgage Acceptance Corporation, Asset Backed Pass-Through Certificates, Series 2005-1	1.343%	2/25/35	AAA	3,378,362

2,359	PennyMac Loan Trust, Series 2015-NPL1, 144A	4.000%	3/25/55	N/R	2,348,396

2,838	Pretium Mortgage Credit Partners I, Series 2016-NPL3, 144A	4.375%	5/27/31	N/R	2,849,453

347	RBSSP Resecuritization Trust 2009-10, 144A	0.553%	3/26/37	N/R	150,884

1,288	RBSSP Resecuritization Trust 2009-5, 144A	0.953%	8/26/37	BBB	1,213,782

1,923	Santander Drive Auto Receivables Trust, Series 2014-1	1.590%	10/15/18	AAA	1,924,242

814	SMART Trust 2014-1US	0.950%	2/14/18	Aaa	812,881

3,497	Social Professional Loan Program LLC, Series 2015-C, 144A	2.510%	8/25/33	Aa2	3,498,189

102	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.954%	8/25/34	N/R	100,825

1,839	Structured Agency Credit Risk 2014-DN1	1.488%	2/25/24	Aa3	1,839,872

500	Sway Residential Trust, Series 2014-1, 144A	4.746%	1/17/32	N/R	499,998

165	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.030%	9/25/37	BBB+	168,292

7	Truman Capital Mortgage Loan Trust, Series 2014-NPL3, 144A	3.125%	4/25/53	N/R	6,617

145	UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/10/63	Aaa	145,378

1,267	Vericrest Opportunity Loan Transferee, Series 2014-NPL8, 144A	3.375%	10/26/54	N/R	1,259,604

1,373	Vericrest Opportunity Loan Transferee, Series 2015-NP10, 144A	3.625%	7/25/45	N/R	1,363,961

1,471	Vericrest Opportunity Loan Transferee, Series 2015-NPL5, 144A	3.500%	3/25/55	N/R	1,458,708

2,140	Volkswagen Auto Loan Enhanced Trust, Series 2014-2	0.950%	4/22/19	AAA	2,126,988

2,581	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO, 144A	2.970%	9/13/28	AAA	2,633,217

2,414	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	2,423,857

5,245	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	1.639%	9/15/58	Aaa	5,278,645

2,002	Wells Fargo Home Equity Trust, Series 2005-2	1.028%	4/25/35	AA	1,909,203

84	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$734	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.751%	10/25/36	Caa2	$679,241

16	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.941%	3/25/35	A+	16,433

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,181,037

748	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.923%	1/08/20	Aaa	749,558

24	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	24,760

745	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	744,832

5,209	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	5,280,838

3,441	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	3,466,188
$247,635	Total Asset-Backed and Mortgage-Backed Securities (cost $247,572,428)				247,665,080
	Total Long-Term Investments (cost $586,555,760)				589,778,982

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.0%

	Money Market Funds – 5.0%

30,668,410	Mount Vernon Securities Lending Trust Prime Portfolio, (6)	0.557% (5)			$30,668,410
	Total Investments Purchased with Collateral from Securities Lending (cost $30,668,410)				30,668,410

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 3.6%

	Money Market Funds – 3.6%

22,086,045	First American Treasury Obligations Fund, Class Z	0.230% (5)			$22,086,045
	Total Short-Term Investments (cost $22,086,045)				22,086,045
	Total Investments (cost $639,310,215) – 105.2%				642,533,437
	Other Assets Less Liabilities – (5.2)% (7)				(32,091,707)
	Net Assets – 100%				$610,441,730

Investments in Derivatives as of June 30, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(200)	9/16	$(24,432,813)	$(15,625)	$(445,569)

NUVEEN	85

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings (not covered by the report of independent registered public accounting firm) disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $29,939,567.

(4)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

I/O	Interest only security.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

86	NUVEEN

Statement of

Assets and Liabilities	June 30, 2016

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Assets
Long-term investments, at value (cost $166,122,768, $372,719,816, $483,605,260, $73,171,531 and $586,555,760, respectively)	$174,983,729	$386,398,214	$500,620,961	$76,402,706	$589,778,982
Investments purchased with collateral from securities lending, at value (cost approximates value)	12,687,146	40,105,132	7,079,719	360,938	30,668,410
Short-term investments, at value (cost approximates value)	5,478,482	22,643,737	25,360,769	3,045,876	22,086,045
Cash collateral at brokers(1)	102,500	653,637	440,700	29,150	180,300
Cash denominated in foreign currencies (cost $—, $—, $—, $— and $301, respectively)	—	—	—	—	316
Receivable for:
Dividends	—	—	3,625	—	—
Due from broker	2,211	13,464	2,122	655	4,866
Interest	1,126,765	3,677,445	1,459,173	320,639	2,826,520
Investments sold	4,005,555	19,406,734	—	920,799	514,197
Reclaims	—	24,334	—	—	—
Shares sold	1,003,024	468,794	3,268,225	324,358	624,592
Variation margin on futures contracts	11,516	10,547	7,188	1,953	—
Variation margin on swap contracts	—	32,280	—	—	—
Other assets	30,566	39,390	28,350	12,626	47,866
Total assets	199,431,494	473,473,708	538,270,832	81,419,700	646,732,094
Liabilities
Cash overdraft	—	—	—	—	826,220
Unrealized depreciation on forward foreign currency exchange contracts	—	349,642	—	—	—
Payable for:
Collateral from securities lending program	12,687,146	40,105,132	7,079,719	360,938	30,668,410
Dividends	175,288	589,713	—	58,833	520,675
Investments purchased	3,393,014	37,727,512	2,208,934	—	—
Shares redeemed	110,782	751,922	550,959	151,577	3,839,853
Variation margin on futures contracts	19,563	25,094	40,203	—	15,625
Accrued expenses:
Management fees	55,902	112,411	116,475	22,326	177,165
Directors fees	17,065	27,297	15,948	401	36,762
12b-1 distribution and service fees	4,525	24,883	34,227	4,034	44,975
Other	77,670	154,688	322,150	62,600	160,679
Total liabilities	16,540,955	79,868,294	10,368,615	660,709	36,290,364
Net assets	$182,890,539	$393,605,414	$527,902,217	$80,758,991	$610,441,730

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	87

Statement of Assets and Liabilities (continued)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Class A Shares
Net assets	$15,184,983	$61,768,680	$93,103,728	$13,760,106	$96,201,184
Shares outstanding	1,510,905	5,608,286	8,237,070	1,535,339	9,736,791
Net asset value (“NAV”) per share	$10.05	$11.01	$11.30	$8.96	$9.88
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25%, 4.25%, 3.00% and 2.25%, respectively, of offering price)	$10.36	$11.50	$11.80	$9.24	$10.11
Class C Shares
Net assets	$1,766,903	$8,387,048	$13,130,943	$1,550,498	$30,494,805
Shares outstanding	176,345	765,059	1,179,131	172,691	3,074,916
NAV and offering price per share	$10.02	$10.96	$11.14	$8.98	$9.92
Class R3 Shares
Net assets	$—	$14,870,851	$13,093,960	$143,276	$285,285
Shares outstanding	—	1,345,468	1,168,548	15,979	28,829
NAV and offering price per share	$—	$11.05	$11.21	$8.97	$9.90
Class R6 Shares
Net assets	$58,698,975	$24,899,296	$3,773,070	$—	$66,836,171
Shares outstanding	5,858,490	2,263,339	329,255	—	6,750,903
NAV and offering price per share	$10.02	$11.00	$11.46	$—	$9.90
Class I Shares
Net assets	$107,239,678	$283,679,539	$404,800,516	$65,305,111	$416,624,285
Shares outstanding	10,712,877	25,802,717	35,408,226	7,282,751	42,131,537
NAV and offering price per share	$10.01	$10.99	$11.43	$8.97	$9.89
Net assets consist of:
Capital paid-in	$177,928,911	$397,094,646	$512,055,213	$82,217,671	$623,546,326
Undistributed (Over-distribution of) net investment income	(423,327)	(3,472,816)	1,356,668	(58,842)	(1,639,325)
Accumulated net realized gain (loss)	(3,451,841)	(11,355,638)	(3,069,788)	(4,599,296)	(14,242,939)
Net unrealized appreciation (depreciation)	8,836,796	11,339,222	17,560,124	3,199,458	2,777,668
Net assets	$182,890,539	$393,605,414	$527,902,217	$80,758,991	$610,441,730
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

88	NUVEEN

Statement of

Operations	Year Ended June 30, 2016

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Investment Income
Dividend income	$—	$225,509	$33,304	$—	$—
Interest income	6,299,367	21,173,606	5,457,920	1,519,488	15,454,728
Securities lending income, net	34,928	186,948	23,571	5,858	85,088
Total investment income	6,334,295	21,586,063	5,514,795	1,525,346	15,539,816
Expenses
Management fees	956,176	2,104,974	1,775,883	344,119	2,623,609
12b-1 service fees – Class A Shares	35,657	161,668	154,837	29,047	244,974
12b-1 distribution and service fees – Class C Shares	12,409	80,672	113,156	11,835	319,534
12b-1 distribution and service fees – Class R3 Shares	—	50,959	43,784	564	1,206
Shareholder servicing agent fees	85,627	308,434	947,810	43,748	293,507
Custodian fees	68,264	149,039	77,433	43,447	160,588
Directors fees	5,289	12,051	11,013	1,933	17,755
Professional fees	57,278	75,858	69,289	48,094	85,321
Shareholder reporting expenses	13,810	33,316	60,154	9,228	45,270
Federal and state registration fees	53,301	71,104	83,271	52,621	80,003
Other	13,056	25,045	12,866	7,577	28,585
Total expenses before fee waiver/expense reimbursement	1,300,867	3,073,120	3,349,496	592,213	3,900,352
Fee waiver/expense reimbursement	(190,441)	(442,299)	(566,150)	(111,570)	(271,589)
Net expenses	1,110,426	2,630,821	2,783,346	480,643	3,628,763
Net investment income (loss)	5,223,869	18,955,242	2,731,449	1,044,703	11,911,053
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,730,332)	(11,286,495)	(421,526)	165,420	(4,196,675)
Forward foreign currency exchange contracts	—	2,551,574	—	—	141,178
Futures contracts	(1,374,998)	(1,704,965)	(539,412)	(546,481)	(697,162)
Swaps	(558,892)	(3,093,979)	(583,194)	(66,161)	(1,481,338)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,189,948	2,066,990	15,539,212	1,874,881	1,317,230
Forward foreign currency exchange contracts	—	(593,304)	—	—	—
Futures contracts	218,283	59,164	617,309	(31,945)	(245,584)
Swaps	157,115	(909,694)	80,776	(10,105)	258,316
Net realized and unrealized gain (loss)	2,901,124	(12,910,709)	14,693,165	1,385,609	(4,904,035)
Net increase (decrease) in net assets from operations	$8,124,993	$6,044,533	$17,424,614	$2,430,312	$7,007,018

See accompanying notes to financial statements.

NUVEEN	89

Statement of

Changes in Net Assets

	Core Bond		Core Plus Bond
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$5,223,869	$7,814,108	$18,955,242	$23,893,497
Net realized gain (loss) from:
Investments and foreign currency	(1,730,332)	5,031,234	(11,286,495)	4,252,552
Forward foreign currency exchange contracts	—	—	2,551,574	1,634,643
Futures contracts	(1,374,998)	(612,361)	(1,704,965)	(3,194,614)
Swaps	(558,892)	(124,922)	(3,093,979)	(1,449,357)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	6,189,948	(8,406,743)	2,066,990	(25,921,625)
Forward foreign currency exchange contracts	—	—	(593,304)	113,116
Futures contracts	218,283	(289,855)	59,164	(10,137)
Swaps	157,115	(55,935)	(909,694)	(522,059)
Net increase (decrease) in net assets from operations	8,124,993	3,355,526	6,044,533	(1,203,984)
Distributions to Shareholders
From net investment income:
Class A Shares	(307,124)	(410,574)	(2,601,132)	(2,692,431)
Class C Shares	(16,758)	(15,077)	(264,008)	(283,270)
Class R3 Shares	—	—	(388,284)	(77,205)
Class R6 Shares	(1,343,684)	(606,476)	(1,135,658)	(819,814)
Class I Shares	(3,255,540)	(7,655,076)	(14,709,012)	(19,556,879)
From accumulated net realized gains:
Class A Shares	(91,416)	(263,674)	(114,029)	(107,721)
Class C Shares	(7,303)	(13,719)	(14,202)	(14,759)
Class R3 Shares	—	—	(20,809)	(2,022)
Class R6 Shares	(363,524)	—	(45,069)	—
Class I Shares	(838,155)	(4,644,858)	(612,202)	(758,094)
Return of capital:
Class A Shares	(60,155)	—	—	—
Class C Shares	(5,269)	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(236,107)	—	—	—
Class I Shares	(566,776)	—	—	—
Decrease in net assets from distributions to shareholders	(7,091,811)	(13,609,454)	(19,904,405)	(24,312,195)
Fund Share Transactions
Proceeds from sale of shares	42,385,537	85,693,256	51,020,002	165,027,733
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,646,596	5,944,510	10,176,954	10,857,907
	46,032,133	91,637,766	61,196,956	175,885,640
Cost of shares redeemed	(101,207,255)	(189,624,091)	(220,210,716)	(175,913,051)
Net increase (decrease) in net assets from Fund share transactions	(55,175,122)	(97,986,325)	(159,013,760)	(27,411)
Net increase (decrease) in net assets	(54,141,940)	(108,240,253)	(172,873,632)	(25,543,590)
Net assets at the beginning of period	237,032,479	345,272,732	566,479,046	592,022,636
Net assets at the end of period	$182,890,539	$237,032,479	$393,605,414	$566,479,046
Undistributed (Over-distribution of) net investment income at the end of period	$(423,327)	$(596,106)	$(3,472,816)	$226,421

See accompanying notes to financial statements.

90	NUVEEN

	Inflation Protected Securities		Intermediate Government Bond
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$2,731,449	$(358,198)	$1,044,703	$1,173,696
Net realized gain (loss) from:
Investments and foreign currency	(421,526)	421,417	165,420	248,726
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(539,412)	(754,218)	(546,481)	(148,062)
Swaps	(583,194)	(87,457)	(66,161)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	15,539,212	(5,873,341)	1,874,881	(230,005)
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	617,309	(139,680)	(31,945)	9,364
Swaps	80,776	(9,837)	(10,105)	10,105
Net increase (decrease) in net assets from operations	17,424,614	(6,801,314)	2,430,312	1,063,824
Distributions to Shareholders
From net investment income:
Class A Shares	—	(152,769)	(141,814)	(95,950)
Class C Shares	—	(11,491)	(5,691)	(1,935)
Class R3 Shares	—	(17,756)	(1,016)	(1,061)
Class R6 Shares	—	—	—	—
Class I Shares	—	(2,430,339)	(893,921)	(989,317)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Return of capital:
Class A Shares	—	(122,017)	—	—
Class C Shares	—	(25,540)	—	—
Class R3 Shares	—	(13,085)	—	—
Class R6 Shares	—	(1,246)	—	—
Class I Shares	—	(1,261,968)	—	—
Decrease in net assets from distributions to shareholders	—	(4,036,211)	(1,042,442)	(1,088,263)
Fund Share Transactions
Proceeds from sale of shares	257,295,500	144,694,926	30,723,506	34,529,466
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	961,850	369,458	192,564
	257,295,500	145,656,776	31,092,964	34,722,030
Cost of shares redeemed	(136,999,242)	(100,530,682)	(27,384,958)	(55,617,506)
Net increase (decrease) in net assets from Fund share transactions	120,296,258	45,126,094	3,708,006	(20,895,476)
Net increase (decrease) in net assets	137,720,872	34,288,569	5,095,876	(20,919,915)
Net assets at the beginning of period	390,181,345	355,892,776	75,663,115	96,583,030
Net assets at the end of period	$527,902,217	$390,181,345	$80,758,991	$75,663,115
Undistributed (Over-distribution of) net investment income at the end of period	$1,356,668	$(1,224,267)	$(58,842)	$(40,066)

See accompanying notes to financial statements.

NUVEEN	91

Statement of Changes in Net Assets (continued)

	Short Term Bond
	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$11,911,053	$16,811,917
Net realized gain (loss) from:
Investments and foreign currency	(4,196,675)	(802,458)
Forward foreign currency exchange contracts	141,178	—
Futures contracts	(697,162)	(2,388,015)
Swaps	(1,481,338)	(595,864)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,317,230	(7,953,868)
Forward foreign currency exchange contracts	—	—
Futures contracts	(245,584)	(363,216)
Swaps	258,316	(56,331)
Net increase (decrease) in net assets from operations	7,007,018	4,652,165
Distributions to Shareholders
From net investment income:
Class A Shares	(1,508,399)	(1,658,982)
Class C Shares	(238,936)	(269,364)
Class R3 Shares	(3,012)	(9,008)
Class R6 Shares	(1,053,567)	(212,174)
Class I Shares	(8,317,947)	(14,124,963)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(11,121,861)	(16,274,491)
Fund Share Transactions
Proceeds from sale of shares	213,859,742	309,686,804
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,309,842	4,640,699
	218,169,584	314,327,503
Cost of shares redeemed	(294,336,996)	(683,861,963)
Net increase (decrease) in net assets from Fund share transactions	(76,167,412)	(369,534,460)
Net increase (decrease) in net assets	(80,282,255)	(381,156,786)
Net assets at the beginning of period	690,723,985	1,071,880,771
Net assets at the end of period	$610,441,730	$690,723,985
Undistributed (Over-distribution of) net investment income at the end of period	$(1,639,325)	$(1,641,078)

See accompanying notes to financial statements.

92	NUVEEN

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NUVEEN	93

Financial

Highlights

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (1/95)
2016	$9.97	$0.23	$0.17	$0.40	$(0.22)	$(0.06)	$(0.04)	$(0.32)	$10.05
2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	—	(0.45)	9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	—	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	—	(0.52)	10.13
2012	10.47	0.29	0.23	0.52	(0.30)	(0.02)	—	(0.32)	10.67
Class C (1/11)
2016	9.94	0.15	0.17	0.32	(0.14)	(0.06)	(0.04)	(0.24)	10.02
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	—	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	—	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	—	(0.44)	10.08
2012	10.44	0.19	0.22	0.41	(0.22)	(0.01)	—	(0.23)	10.62
Class R6 (1/15)
2016	9.94	0.26	0.16	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.02
2015(e)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	—	(0.13)	9.94
Class I (1/93)
2016	9.93	0.25	0.17	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.01
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	—	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	—	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	—	(0.54)	10.09
2012	10.43	0.30	0.23	0.53	(0.32)	(0.01)	—	(0.33)	10.63

94	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.12%	$15,185	0.87%		2.21%		0.78%		2.30%		75%
0.52	14,448	0.85		2.34		0.78		2.40		44
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85
4.93	21,262	0.95		2.61		0.85		2.70		75

3.31	1,767	1.63		1.46		1.53		1.55		75
(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75

4.38	58,699	0.57		2.51		0.48		2.60		75
(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

4.39	107,240	0.62		2.46		0.53		2.55		75
0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85
5.18	621,066	0.70		2.85		0.68		2.87		75

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	95

Financial Highlights (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2016	$11.25	$0.44	$(0.22)	$0.22	$(0.44)	$(0.02)	$(0.46)	$11.01
2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	(0.46)	11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	(0.47)	11.46
2012	11.44	0.41	0.21	0.62	(0.42)	—	(0.42)	11.64
Class C (2/99)
2016	11.20	0.35	(0.22)	0.13	(0.35)	(0.02)	(0.37)	10.96
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	(0.39)	11.40
2012	11.40	0.32	0.21	0.53	(0.34)	—	(0.34)	11.59
Class R3 (9/01)
2016	11.29	0.41	(0.22)	0.19	(0.41)	(0.02)	(0.43)	11.05
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	(0.45)	11.51
2012	11.50	0.38	0.22	0.60	(0.40)	—	(0.40)	11.70
Class R6 (1/15)
2016	11.23	0.47	(0.21)	0.26	(0.47)	(0.02)	(0.49)	11.00
2015(e)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)	11.23
Class I (2/94)
2016	11.24	0.46	(0.22)	0.24	(0.47)	(0.02)	(0.49)	10.99
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	(0.50)	11.44
2012	11.44	0.44	0.21	0.65	(0.45)	—	(0.45)	11.64

96	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.07%	$61,769	0.87%		3.91%		0.77%		4.00%		79%
(0.41)	69,968	0.85		3.80		0.77		3.88		44
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46
5.52	83,264	0.97		3.51		0.93		3.55		98

1.29	8,387	1.62		3.15		1.52		3.25		79
(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46
4.68	4,603	1.72		2.76		1.67		2.80		98

1.83	14,871	1.12		3.64		1.02		3.74		79
(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46
5.27	313	1.22		3.24		1.18		3.27		98

2.35	24,899	0.56		4.21		0.46		4.31		79
(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

2.26	283,680	0.62		4.16		0.52		4.25		79
(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46
5.79	718,505	0.72		3.76		0.68		3.80		98

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	97

Financial Highlights (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2016	$10.92	$0.06	$0.32	$0.38	$—	$—	$—	$—	$11.30
2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	—	(0.13)	11.08
2012	10.94	0.23	1.01	1.24	(0.38)	—	—	(0.38)	11.80
Class C (10/04)
2016	10.84	(0.05)	0.35	0.30	—	—	—	—	11.14
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	11.03
2012	10.84	0.14	1.00	1.14	(0.26)	—	—	(0.26)	11.72
Class R3 (10/04)
2016	10.85	0.01	0.35	0.36	—	—	—	—	11.21
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	11.05
2012	10.84	0.22	0.97	1.19	(0.29)	—	—	(0.29)	11.74
Class R6 (1/15)
2016	11.02	0.09	0.35	0.44	—	—	—	—	11.46
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2016	11.02	0.08	0.33	0.41	—	—	—	—	11.43
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	11.14
2012	10.96	0.25	1.01	1.26	(0.41)	—	—	(0.41)	11.81

98	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.48%	$93,104	0.96%		0.45%	0.83%		0.58%	26%
(2.04)	42,341	0.92		(0.38)	0.83		(0.29)	34
4.35	24,020	0.86		1.30	0.83		1.33	48
(5.07)	21,949	0.81		0.56	0.81		0.56	52
11.44	19,330	1.00		1.81	0.84		1.97	47

2.77	13,131	1.71		(0.61)	1.58		(0.47)	26
(2.75)	9,366	1.66		(1.06)	1.58		(0.98)	34
3.76	6,954	1.61		0.50	1.58		0.52	48
(5.39)	9,761	1.56		(0.25)	1.56		(0.25)	52
10.62	9,703	1.75		1.05	1.59		1.21	47

3.32	13,094	1.22		(0.05)	1.08		0.08	26
(2.38)	3,693	1.15		(1.05)	1.08		(0.98)	34
3.97	3,447	1.13		2.63	1.08		2.68	48
(5.02)	519	1.06		0.32	1.06		0.32	52
11.10	173	1.25		1.72	1.09		1.88	47

3.99	3,773	0.50		0.71	0.37		0.84	26
(1.39)	3,074	0.52	**	(0.12)**	0.41	**	(0.01)**	34

3.72	404,801	0.71		0.57	0.58		0.70	26
(1.78)	331,707	0.66		(0.13)	0.58		(0.05)	34
4.82	321,472	0.61		1.65	0.58		1.68	48
(4.46)	344,204	0.56		0.77	0.56		0.77	52
11.62	321,386	0.75		1.99	0.59		2.15	47

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	99

Financial Highlights (continued)

Intermediate Government Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/02)
2016	$8.80	$0.11	$0.16	$0.27	$(0.11)	$—	$—	$(0.11)	$8.96
2015	8.81	0.10	(0.02)	0.08	(0.09)	—	—	(0.09)	8.80
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)	(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—	(0.17)	8.79
2012	8.84	0.18	0.19	0.37	(0.19)	—	—	(0.19)	9.02
Class C (10/09)
2016	8.82	0.04	0.16	0.20	(0.04)	—	—	(0.04)	8.98
2015	8.83	0.04	(0.02)	0.02	(0.03)	—	—	(0.03)	8.82
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)	(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—	(0.09)	8.80
2012	8.85	0.10	0.20	0.30	(0.12)	—	—	(0.12)	9.03
Class R3 (10/09)
2016	8.80	0.09	0.16	0.25	(0.08)	—	—	(0.08)	8.97
2015	8.81	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)	8.80
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)	(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—	(0.14)	8.78
2012	8.84	0.15	0.18	0.33	(0.16)	—	—	(0.16)	9.01
Class I (10/02)
2016	8.81	0.13	0.16	0.29	(0.13)	—	—	(0.13)	8.97
2015	8.82	0.12	(0.01)	0.11	(0.12)	—	—	(0.12)	8.81
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)	(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—	(0.18)	8.80
2012	8.84	0.19	0.21	0.40	(0.21)	—	—	(0.21)	9.03

100	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.06%	$13,760	1.00%	1.08%	0.85%	1.23%	58%
0.93	9,010	1.02	1.00	0.85	1.17	59
1.65	9,621	1.01	1.14	0.85	1.30	31
(0.74)	11,034	1.01	1.41	0.85	1.57	55
4.24	12,735	1.11	1.65	0.77	1.99	72

2.29	1,550	1.75	0.34	1.60	0.49	58
0.18	667	1.77	0.25	1.60	0.42	59
0.98	639	1.76	0.40	1.60	0.56	31
(1.53)	1,090	1.76	0.66	1.60	0.82	55
3.35	1,438	1.86	0.90	1.60	1.16	72

2.90	143	1.25	0.83	1.10	0.98	58
0.66	137	1.27	0.75	1.10	0.92	59
1.49	137	1.26	0.89	1.10	1.05	31
(1.00)	168	1.26	1.17	1.10	1.32	55
3.79	214	1.36	1.39	1.10	1.66	72

3.34	65,305	0.75	1.33	0.60	1.48	58
1.20	65,850	0.77	1.24	0.60	1.40	59
1.90	86,186	0.76	1.36	0.60	1.52	31
(0.53)	52,291	0.76	1.67	0.60	1.83	55
4.50	70,060	0.86	1.90	0.60	2.16	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	101

Financial Highlights (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2016	$9.93	$0.16	$(0.06)	$0.10	$(0.15)	$—	$(0.15)	$9.88
2015	10.05	0.16	(0.13)	0.03	(0.15)	—	(0.15)	9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	(0.21)	9.97
2012	10.06	0.24	(0.10)	0.14	(0.25)	—	(0.25)	9.95
Class C (10/09)
2016	9.97	0.09	(0.07)	0.02	(0.07)	—	(0.07)	9.92
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	(0.13)	10.00
2012	10.09	0.16	(0.11)	0.05	(0.17)	—	(0.17)	9.97
Class R3 (9/11)
2016	9.95	0.14	(0.07)	0.07	(0.12)	—	(0.12)	9.90
2015	10.07	0.13	(0.13)	—	(0.12)	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	(0.18)	9.99
2012(e)	9.85	0.16	0.13	0.29	(0.18)	—	(0.18)	9.96
Class R6 (1/15)
2016	9.95	0.19	(0.06)	0.13	(0.18)	—	(0.18)	9.90
2015(f)	9.93	0.09	— *	0.09	(0.07)	—	(0.07)	9.95
Class I (2/94)
2016	9.94	0.19	(0.06)	0.13	(0.18)	—	(0.18)	9.89
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	(0.23)	9.98
2012	10.07	0.26	(0.11)	0.15	(0.27)	—	(0.27)	9.95

102	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.04%	$96,201	0.76%		1.60%		0.72%		1.64%		43%
0.32	100,544	0.73		1.56		0.71		1.58		43
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42
1.42	112,851	0.82		2.33		0.73		2.42		56

0.25	30,495	1.51		0.86		1.47		0.90		43
(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42
0.50	42,346	1.56		1.56		1.55		1.57		56

0.74	285	1.01		1.34		0.97		1.38		43
0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42
2.92	446	1.06	**	2.07	**	1.05	**	2.07	**	56

1.29	66,836	0.47		1.91		0.43		1.95		43
0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

1.29	416,624	0.51		1.85		0.47		1.89		43
0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42
1.51	727,242	0.57		2.59		0.55		2.61		56

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	103

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”) and Nuveen Short Term Bond Fund (“Short Term Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Core Bond

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets. Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. At least 65% of the Fund’s debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the Sub-adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts, interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Core Plus Bond

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets.

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Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Inflation Protected Securities

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government. Some securities issued by agencies and instrumentalities of the U.S. government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected, which may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments, as discussed below.

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Notes to Financial Statements (continued)

Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Intermediate Government Bond

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Short Term Bond

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such

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as U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond
Outstanding when-issued/delayed delivery purchase commitments	$1,699,788	$17,955,477

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

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Notes to Financial Statements (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

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and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by an independent pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

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Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$73,750,369	$—	$73,750,369
$1,000 Par (or similar) Institutional Preferred	—	691,276	—	691,276
Municipal Bonds	—	1,636,371	—	1,636,371
U.S. Government and Agency Obligations	—	22,081,386	—	22,081,386
Asset-Backed and Mortgage-Backed Securities	—	75,390,027	—	75,390,027
Sovereign Debt	—	1,434,300	—	1,434,300
Investments Purchased with Collateral from Securities Lending	12,687,146	—	—	12,687,146
Short-Term Investments:
Money Market Funds	5,478,482	—	—	5,478,482
Investments in Derivatives:
Futures Contracts**	(24,165)	—	—	(24,165)
Total	$18,141,463	$174,983,729	$—	$193,125,192

Core Plus Bond
Long-Term Investments*:
Corporate Bonds	$—	$241,406,877	$—	$241,406,877
$1,000 Par (or similar) Institutional Preferred	—	24,105,111	—	24,105,111
U.S. Government and Agency Obligations	—	69,385	—	69,385
Asset-Backed and Mortgage-Backed Securities	—	110,203,648	—	110,203,648
Sovereign Debt	—	10,613,193	—	10,613,193
Investments Purchased with Collateral from Securities Lending	40,105,132	—	—	40,105,132
Short-Term Investments:
Money Market Funds	22,643,737	—	—	22,643,737
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(349,642)	—	(349,642)
Interest Rate Swaps**	—	(2,134,412)	—	(2,134,412)
Futures Contracts**	149,894	—	—	149,894
Total	$62,898,763	$383,914,160	$—	$446,812,923

Inflation Protected Securities
Long-Term Investments*:
Convertible Preferred Securities	$239,000	$—	$—	$239,000
Corporate Bonds	—	23,516,571	—	23,516,571
$1,000 Par (or similar) Institutional Preferred	—	80,134	—	80,134
Municipal Bonds	—	2,079,090	—	2,079,090
U.S. Government and Agency Obligations	—	461,344,075	—	461,344,075
Asset-Backed and Mortgage-Backed Securities	—	11,056,443	—	11,056,443
Sovereign Debt	—	2,305,648	—	2,305,648
Investments Purchased with Collateral from Securities Lending	7,079,719	—	—	7,079,719
Short-Term Investments:
Money Market Funds	25,360,769	—	—	25,360,769
Investments in Derivatives:
Futures Contracts**	544,423	—	—	544,423
Total	$33,223,911	$500,381,961	$—	$533,605,872

Intermediate Government Bond
Long-Term Investments*:
Corporate Bonds	$—	$401,633	$—	$401,633
Municipal Bonds	—	2,119,476	—	2,119,476
U.S. Government and Agency Obligations	—	56,426,423	—	56,426,423
Asset-Backed and Mortgage-Backed Securities	—	17,455,174	—	17,455,174
Investments Purchased with Collateral from Securities Lending	360,938	—	—	360,938
Short-Term Investments:
Money Market Funds	3,045,876	—	—	3,045,876
Investments in Derivatives:
Futures Contracts**	(31,717)	—	—	(31,717)
Total	$3,375,097	$76,402,706	$—	$79,777,803
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

110	NUVEEN

Short Term Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$284,615,806	$—	$284,615,806
Municipal Bonds	—	10,252,573	—	10,252,573
U.S. Government and Agency Obligations	—	47,245,523	—	47,245,523
Asset-Backed and Mortgage-Backed Securities	—	247,665,080	—	247,665,080
Investments Purchased with Collateral from Securities Lending	30,668,410	—	—	30,668,410
Short-Term Investments:
Money Market Funds	22,086,045	—	—	22,086,045
Investments in Derivatives:
Futures Contracts**	(445,569)	—	—	(445,569)
Total	$52,308,886	$589,778,982	$—	$642,087,868
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

NUVEEN	111

Notes to Financial Statements (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond
	Corporate Bonds	$7,496,503	$(7,496,503)	$—
	U.S. Government and Agency Obligations	4,831,475	(4,831,475)	—
Total		$12,327,978	$(12,327,978)	$—
Core Plus Bond
	Corporate Bonds	$31,712,773	$(31,712,773)	$—
	$1,000 par (or similar) Institutional Preferred	7,205,606	(7,205,606)	—
Total		$38,918,379	$(38,918,379)	$—
Inflation Protected Securities
	Corporate Bonds	$2,826,849	$(2,826,849)	$—
	U.S. Government and Agency Obligations	4,048,920	(4,048,920)	—
Total		$6,875,769	$(6,875,769)	$—

112	NUVEEN

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Intermediate Government Bond
	U.S. Government and Agency Obligations	$353,977	$(353,977)	$—
Short Term Bond
	Corporate Bonds	$16,875,607	$(16,875,607)	$—
	U.S. Government and Agency Obligations	13,063,960	(13,063,960)	—
Total		$29,939,567	$(29,939,567)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Securities lending fees paid	$4,484	$27,469	$3,540	$734	$11,910

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond and Short Term Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

NUVEEN	113

Notes to Financial Statements (continued)

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	Short Term Bond
Average notional amount of forward foreign currency exchange contracts outstanding*	$24,319,732	$588,683
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond
Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency exchange contracts	$(349,642)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$—	$(54,156)	$—	$(54,156)	$—	$(54,156)
	Citigroup Global Markets, Inc.	—	(85,859)	—	(85,859)	—	(85,859)
	Goldman Sachs Bank USA	—	(13,829)	—	(13,829)	—	(13,829)
	Morgan Stanley & Co. LLC	—	(195,798)	—	(195,798)	—	(195,798)
Total		$—	$(349,642)	$—	$(349,642)	$—	$(349,642)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$2,551,574	$(593,304)
Short Term Bond	Foreign currency exchange rate	Forward contracts	141,178	—

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

114	NUVEEN

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of futures contracts outstanding*	$33,580,610	$42,950,519	$63,740,814	$10,288,976	$70,546,976
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$1,515	Payable for variation margin on futures contracts*	$64,917
		Receivable for variation margin on futures contracts*	(90,597)	—	—
Total			$(89,082)		$64,917

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(155,140)	Payable for variation margin on futures contracts*	$322,669
		—	—	Payable for variation margin on futures contract*	(17,635)
Total			$(155,140)		$305,034

Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$10,719	Payable for variation margin on futures contracts*	$533,704

Intermediate Government Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$466	—	$—
		Receivable for variation margin on futures contracts*	(32,183)	—	—
Total			$(31,717)		$—

Short Term Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(445,569)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$(1,374,998)	$218,283
Core Plus Bond	Interest rate	Futures contracts	(1,704,965)	59,164
Inflation Protected Securities	Interest rate	Futures contracts	(539,412)	617,309
Intermediate Government Bond	Interest rate	Futures contracts	(546,481)	(31,945)
Short Term Bond	Interest rate	Futures contracts	(697,162)	(245,584)

NUVEEN	115

Notes to Financial Statements (continued)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of interest rate swap contracts outstanding*	$4,400,000	$40,400,000	$5,400,000	$800,000	$13,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Interest rate	Swaps (OTC-Cleared)	Receivable for variation margin on swap contracts*	$(2,134,412)	—	$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

116	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Bond	Interest rate	Swaps	$(558,892)	$157,115
Core Plus Bond	Interest rate	Swaps	(3,093,979)	(909,694)
Inflation Protected Securities	Interest rate	Swaps	(583,194)	80,776
Intermediate Government Bond	Interest rate	Swaps	(66,161)	(10,105)
Short Term Bond	Interest rate	Swaps	(1,481,338)	258,316

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/16		Year Ended 6/30/15
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	426,304	$4,195,062	480,983	$4,953,915
Class C	125,119	1,230,992	96,329	982,982
Class R6	2,124,538	21,050,000	4,651,952	47,541,741
Class I	1,621,099	15,909,483	3,159,449	32,214,618
Shares issued to shareholders due to reinvestment of distributions:
Class A	42,495	418,729	58,925	602,146
Class C	1,964	19,295	2,063	20,945
Class R6	197,727	1,943,314	51,608	521,428
Class I	129,005	1,265,258	470,639	4,799,991
	4,668,251	46,032,133	8,971,948	91,637,766
Shares redeemed:
Class A	(406,929)	(4,017,165)	(524,861)	(5,370,931)
Class C	(48,499)	(476,031)	(50,490)	(511,743)
Class R6	(1,007,593)	(9,930,000)	(159,742)	(1,625,000)
Class I	(8,803,597)	(86,784,059)	(17,818,315)	(182,116,417)
	(10,266,618)	(101,207,255)	(18,553,408)	(189,624,091)
Net increase (decrease)	(5,598,367)	$(55,175,122)	(9,581,460)	$(97,986,325)

NUVEEN	117

Notes to Financial Statements (continued)

	Year Ended 6/30/16		Year Ended 6/30/15
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	567,458	$6,169,670	1,431,910	$16,573,234
Class C	268,526	2,904,616	443,728	5,107,553
Class R3	1,337,253	14,711,131	339,863	3,921,356
Class R6	—	—	3,988,552	45,789,116
Class I	2,497,657	27,234,585	8,121,755	93,636,474
Shares issued to shareholders due to reinvestment of distributions:
Class A	235,090	2,553,875	221,063	2,551,674
Class C	18,143	196,041	13,935	159,971
Class R3	37,598	408,551	6,838	78,938
Class R6	108,753	1,180,728	61,527	703,660
Class I	538,183	5,837,759	638,558	7,363,664
	5,608,661	61,196,956	15,267,729	175,885,640
Shares redeemed:
Class A	(1,412,657)	(15,338,148)	(1,282,745)	(14,765,373)
Class C	(287,785)	(3,125,250)	(349,732)	(3,968,520)
Class R3	(361,604)	(3,913,849)	(68,508)	(785,186)
Class R6	(1,733,305)	(19,329,000)	(162,188)	(1,865,000)
Class I	(16,439,073)	(178,504,469)	(13,432,022)	(154,528,972)
	(20,234,424)	(220,210,716)	(15,295,195)	(175,913,051)
Net increase (decrease)	(14,625,763)	$(159,013,760)	(27,466)	$(27,411)

	Year Ended 6/30/16		Year Ended 6/30/15
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,144,400	$67,077,042	2,506,090	$27,662,729
Class C	741,824	7,990,319	397,128	4,332,157
Class R3	1,147,593	12,396,121	298,987	3,263,207
Class R6	95,255	1,059,520	298,908	3,338,897
Class I	15,260,983	168,772,498	9,520,020	106,097,936
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	22,083	245,094
Class C	—	—	2,409	26,612
Class R3	—	—	2,564	28,322
Class R6	—	—	—	—
Class I	—	—	59,165	661,822
	23,390,055	257,295,500	13,107,354	145,656,776
Shares redeemed:
Class A	(1,783,818)	(19,428,090)	(785,062)	(8,679,440)
Class C	(426,654)	(4,587,011)	(155,985)	(1,721,376)
Class R3	(319,273)	(3,455,164)	(268,797)	(2,971,314)
Class R6	(44,890)	(498,289)	(20,018)	(225,016)
Class I	(9,954,618)	(109,030,688)	(7,807,405)	(86,933,536)
	(12,529,253)	(136,999,242)	(9,037,267)	(100,530,682)
Net increase (decrease)	10,860,802	$120,296,258	4,070,087	$45,126,094

118	NUVEEN

	Year Ended 6/30/16		Year Ended 6/30/15
Intermediate Government Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	856,783	$7,580,588	301,596	$2,674,606
Class C	119,557	1,060,202	25,473	225,799
Class R3	12,500	111,134	3,672	32,381
Class I	2,482,301	21,971,582	3,567,119	31,596,680
Shares issued to shareholders due to reinvestment of distributions:
Class A	15,330	135,667	10,037	88,789
Class C	455	4,029	218	1,929
Class R3	109	969	119	1,057
Class I	25,834	228,793	11,379	100,789
	3,512,869	31,092,964	3,919,613	34,722,030
Shares redeemed:
Class A	(360,314)	(3,185,923)	(379,903)	(3,366,166)
Class C	(22,929)	(202,864)	(22,419)	(198,363)
Class R3	(12,149)	(106,934)	(3,860)	(34,054)
Class I	(2,700,152)	(23,889,237)	(5,874,316)	(52,018,923)
	(3,095,544)	(27,384,958)	(6,280,498)	(55,617,506)
Net increase (decrease)	417,325	$3,708,006	(2,360,885)	$(20,895,476)

	Year Ended 6/30/16		Year Ended 6/30/15
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,838,769	$37,803,170	4,107,721	$40,925,341
Class C	1,251,334	12,366,374	1,003,522	10,034,994
Class R3	58,023	571,798	15,685	156,648
Class R6	4,433,924	43,872,894	3,194,996	31,730,928
Class I	12,093,247	119,245,506	22,741,538	226,838,893
Shares issued to shareholders due to reinvestment of distributions:
Class A	137,192	1,351,172	145,594	1,450,839
Class C	17,115	169,134	19,118	191,160
Class R3	7	59	9	91
Class R6	65,586	646,903	17,912	178,439
Class I	217,378	2,142,574	282,764	2,820,170
	22,112,575	218,169,584	31,528,859	314,327,503
Shares redeemed:
Class A	(4,359,518)	(42,953,780)	(5,710,885)	(56,917,931)
Class C	(1,559,144)	(15,398,873)	(1,560,336)	(15,591,244)
Class R3	(42,339)	(414,747)	(106,775)	(1,067,252)
Class R6	(510,435)	(5,027,503)	(451,080)	(4,490,000)
Class I	(23,387,149)	(230,542,093)	(60,814,967)	(605,795,536)
	(29,858,585)	(294,336,996)	(68,644,043)	(683,861,963)
Net increase (decrease)	(7,746,010)	$(76,167,412)	(37,115,184)	$(369,534,460)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Purchases:
Investment securities	$50,106,703	$151,275,713	$8,853,080	$1,363,116	$222,285,989
U.S. Government and agency obligations	100,734,668	200,547,283	210,919,977	47,815,319	72,070,508
Sales and maturities:
Investment securities	82,667,836	299,771,856	26,596,950	10,849,549	237,176,853
U.S. Government and agency obligations	109,883,676	199,394,087	82,300,130	30,710,164	40,111,406

NUVEEN	119

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Cost of investments	$184,304,839	$435,468,685	$518,750,437	$77,482,568	$639,386,622
Gross unrealized:
Appreciation	$8,996,042	$20,858,008	$17,844,913	$3,246,093	$5,872,913
Depreciation	(151,524)	(7,179,610)	(3,533,901)	(15,473)	(2,726,098)
Net unrealized appreciation (depreciation) of investments	$8,844,518	$13,678,398	$14,311,012	$3,230,620	$3,146,815

Permanent differences, primarily due to distribution reallocations, expiration of capital loss carryforwards, federal taxes paid, foreign currency transactions, treatment of notional principal contracts and amortization of mark-to-market adjustments on Sec. 311(e) assets, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2016, the Funds’ tax year end, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Capital paid-in	$(11)	$(11)	$(11)	$(7,265)	$(348,253)
Undistributed (Over-distribution of) net investment income	(127,984)	(3,556,385)	(150,514)	(21,037)	(787,439)
Accumulated net realized gain (loss)	127,995	3,556,396	150,525	28,302	1,135,692

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Funds’ tax year end, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Undistributed net ordinary income[1]	$—	$1,193,777	$3,346,167	$36,305	$—
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2016 through June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2016 and June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Distributions from net ordinary income[2]	$5,709,771	$19,707,970	$—	$1,027,409	$11,160,372
Distributions from net long-term capital gains[3]	705,744	801,663	—	—	—
Return of capital	868,307	—	—	—	—

120	NUVEEN

2015	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Distributions from net ordinary income[2]	$9,599,976	$23,402,734	$2,853,684	$1,114,389	$17,072,409
Distributions from net long-term capital gains	4,146,887	884,605	128,584	—	—
Return of capital	—	—	1,423,856	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2016.

As of June 30, 2016, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Expiration:
June 30, 2017	$—	$—	$—	$3,538,398	$1,188,199
June 30, 2018	—	—	—	—	4,103,631
Not subject to expiration	92,102	10,078,385	724,158	—	9,157,854
Total	$92,102	$10,078,385	$724,158	$3,538,398	$14,449,684

During the Funds’ tax year ended June 30, 2016, the following Fund utilized capital loss carryforwards as follows:

Intermediate Government Bond
Utilized capital loss carryforwards	$285,837

As of June 30, 2016, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Intermediate Government Bond	Short Term Bond
Expired capital loss carryforwards	$7,254	$48,855

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Core Bond	Core Plus Bond	Short Term Bond
Post-October capital losses[4]	$2,623,381	$—	$—
Late-year ordinary losses[5]	—	3,620,103	715,420
[4]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2016 through June 30, 2016 and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	121

Notes to Financial Statements (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond (For the period July 1, 2015 through June 29, 2016)	Intermediate Government Bond (Effective June 30, 2016)	Short Term Bond
For the first $125 million	0.2700%	0.2800%	0.2500%	0.2700%	0.2500%	0.2200%
For the next $125 million	0.2575	0.2675	0.2375	0.2575	0.2375	0.2075
For the next $250 million	0.2450	0.2550	0.2250	0.2450	0.2250	0.1950
For the next $500 million	0.2325	0.2425	0.2125	0.2325	0.2125	0.1825
For the next $1 billion	0.2200	0.2300	0.2000	0.2200	0.2000	0.1700
For net assets over $2 billion	0.1950	0.2050	0.1750	0.1950	0.1750	0.1450

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Core Bond	0.1998%
Core Plus Bond	0.1998
Inflation Protected Securities	0.1746
Intermediate Government Bond	0.1998
Short Term Bond	0.1998

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation.

Fund	Expense Cap		Expense Cap Expiration Date
Core Bond	0.53%		October 31, 2017
Core Plus Bond	0.52		October 31, 2017
Inflation Protected Securities	0.56	*	October 31, 2017
Intermediate Government Bond	0.54	**	October 31, 2017
Short Term Bond	0.47		October 31, 2017
*	Effective June 30, 2016, the Fund’s Temporary Expense Cap changed from 0.60% to 0.56%.
**	Effective June 30, 2016, the Fund’s Temporary Expense Cap changed from 0.60% to 0.54%.

122	NUVEEN

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Sales charges collected (Unaudited)	$17,771	$59,982	$17,784	$12,495	$140,599
Paid to financial intermediaries (Unaudited)	14,775	52,836	15,439	11,334	136,671

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Commission advances (Unaudited)	$8,483	$23,168	$15,495	$9,642	$145,396

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
12b-1 fees retained (Unaudited)	$3,361	$27,311	$14,398	$4,025	$36,270

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
CDSC retained (Unaudited)	$3,092	$4,334	$1,733	$2,506	$19,540

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	123

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Nuveen Core Plus Bond Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Core Plus Bond
%QDI	3%
%DRD	2%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

124	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

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Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen Inflation Protected Securities Fund (the “Inflation Protected Fund”), which reduced its temporary expense cap, and Nuveen Intermediate Government Bond Fund (the “Intermediate Government Fund”), which reduced its management fee and temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Core Bond Fund (the “Core Bond Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and five-year periods, the Fund ranked in the third quartile in the three-year period. The Fund also underperformed its benchmark in the one-, three- and five-year periods. The Board will continue to monitor the progress of this Fund.

For Nuveen Core Plus Bond Fund (the “Core Plus Bond Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods and ranked in the fourth quartile in its Performance Peer Group in the shorter one-year period, the Fund ranked in the third quartile in the three- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

For the Inflation Protected Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, it ranked in the first quartile in the five-year period, the second quartile in the three-year period and the third quartile in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For the Intermediate Government Fund, although the Fund underperformed its benchmark in the one-, three- and five-year periods and ranked in its Performance Peer Group in the fourth quartile in the five-year period, the Fund ranked in the second quartile in the three-year period and the third quartile in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Short Term Bond Fund (the “Short Term Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the first quartile in the three-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board determined that the Fund’s performance had been generally favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to reduce the temporary expense cap for the Inflation Protected Fund and to reduce the contractual management fee and temporary expense cap for the Intermediate Government Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Core Bond Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; the Core Plus Bond Fund, the Intermediate Government Fund and the Short Term Fund each had a net management fee and net expense ratio below the respective peer averages; and the Inflation Protected Fund had a net management fee and net expense ratio in line with the respective peer averages. As discussed above, the Board also noted that the Adviser agreed to reduce the temporary expense cap for the Inflation Protected Fund and to reduce the contractual management fee and temporary expense cap for the Intermediate Government Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board

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Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of each Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

NUVEEN	133

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

134	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

NUVEEN	135

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

136	NUVEEN

Notes

NUVEEN	137

Notes

138	NUVEEN

Notes

NUVEEN	139

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-FINC-0616D        18661-INV-Y-08/17

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	—	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2016. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steven S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert and Marie A. Newcome, CFA, joined the Fund as co-portfolio managers in 2000 and 2011, respectively. Douglas M. Baker, CFA, joined the Fund as co-portfolio manager on March 18, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2016?

Over the twelve-month period, U.S. economic data continued to point to subdued growth, rising employment and tame inflation. Economic activity has continued to hover around a 2% annualized growth rate since the end of the Great Recession in 2009, as measured by real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. For the second quarter of 2016, real GDP increased at an annual rate of 1.2%, as reported by the “advance” estimate of the Bureau of Economic Analysis, up from 0.8% in the first quarter of 2016.

The labor and housing markets improved over the reporting period, although the momentum appeared to slow toward the end of the period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.9% in June 2016 from 5.3% in June 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.0% annual gain in May 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, subsequent to the close of this reporting period, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.4% and 5.2%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial recording purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. Although consumer spending gains were rather muted in the latter half of 2015, a spending surge in the second quarter of 2016 helped offset weaker business investment. A backdrop of low inflation also contributed to consumers’ willingness to buy. The Consumer Price Index (CPI) rose 1.0% over the twelve-month period ended June 30, 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.3% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

At the start of the reporting period, a slowdown in China and ongoing weakness across emerging markets led to renewed volatility and downward pressure for commodity prices across the board. China fears plus a global supply glut led oil prices to sell off sharply, hitting a 12-year low of approximately $26-per-barrel for West Texas Intermediate (WTI) crude in February 2016. However, in the final four months or so of the reporting period, news of a possible production freeze and a string of unexpected production outages helped prices rally back to around the $50-per-barrel mark for WTI crude.

Business investment remained weak over the reporting period. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Although energy prices rebounded off their lows and the dollar pared some of its gains in the first half of 2016, caution prevailed. Financial market turbulence in early 2016 and political uncertainties surrounding the U.K.’s late-June referendum on whether to stay or leave the European Union (EU) and the upcoming U.S. presidential election dampened capital spending.

With the current expansion considered to be on solid footing, the U.S. Federal Reserve (Fed) prepared to raise one of its main interest rates, which had been held near zero since December 2008 to help stimulate the economy. After delaying the rate change for most of 2015 because of a weak global economic growth outlook, the Fed announced in December 2015 that it would raise the fed funds target rate by 0.25%. The news was widely expected and therefore had a relatively muted impact on the financial markets.

Although the Fed continued to emphasize future rate increases would be gradual, investors worried about the pace. This, along with uncertainties about the global macroeconomic backdrop, another downdraft in oil prices and a spike in stock market volatility triggered significant losses across assets that carry more risk and fueled demand for “safe haven” assets such as Treasury bonds and gold from January through mid-February. However, fear began to subside in March, propelling assets that carry more risk higher. The Fed held the rate steady at both the January and March policy meetings, as well as lowered its expectations to two rate increases in 2016 from four. Also boosting investor confidence were reassuring statements from the European Central Bank (ECB), some positive economic data in the U.S. and abroad, a retreat in the U.S. dollar and an oil price rally. At its April meeting, the Fed indicated its readiness to raise its benchmark rate at the next policy meeting in June. However, concerns surrounding a disappointing jobs growth report in May, the increasing divergence between U.S. and global growth as well as tepid inflation readings led the Fed to again hold rates steady at its June and July meetings.

While the U.S. economy remained on firmer footing, the economic outlook outside the U.S. grew more uncertain as the U.K.’s late-June referendum increasingly weighed on sentiment and markets, especially in Europe. Angst surrounding growth in China also remained front and center as policymakers struggled to promote growth in this weakening economy. Japan attempted to boost growth and stave off deflation with an unexpected rate cut at the end of January, but then held off on any additional response, much to the chagrin of investors. The ECB unleashed its own combination of easing measures in March. Then on June 23, 2106, British voters shocked the world with their unexpected “Brexit” decision to leave the EU, forcing the resignation of the country’s prime minister and temporarily rocking global financial markets. In the days after the vote, U.K. sterling fell precipitously, global equities were turbulent and safe-haven assets such as gold, the U.S. dollar and U.S. Treasuries saw notable inflows. However, the markets stabilized fairly quickly, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity.

As a result of the broad array of factors over the reporting period, the Treasury yield curve flattened as rates for Treasury securities with maturities of one year and less moved modestly higher, while rates for intermediate- and long-term Treasuries fell substantially. For example, yields on one-year T-bills rose by 17 basis points, while 10-year Treasury rates were 85 basis points lower by period end. While Treasury yields ended the reporting period at extremely low levels by historical standards, they remained attractive when compared to the negative rates found in many places across Europe and Asia.

6	NUVEEN

How did the Funds perform during the twelve-month reporting period ended June 30, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2016. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter part of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue supply. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

High yield bond prices were under extreme pressure in the first seven months of the reporting period as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016, after suffering through a 20-month long bear market. High yield spreads tightened significantly and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period. On the other hand, the segment outperformed European issues, given Brexit uncertainty, as well as the relative richness of euro high yield given its outperformance in 2015’s sell-off.

Non-U.S. interest rates and currencies took the Feds December 2015 rate increase in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing

NUVEEN	7

Portfolio Managers’ Comments (continued)

risk aversion in credit helped keep market rates in check early in the reporting period. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After a pause in its quantitative easing efforts, the ECB aggressively ramped up its efforts to reverse disinflation and expand lending activity in March 2016 by expanding its measures and pushing interest rates deeper into negative territory. After the Fed validated the market’s assessment that the pace of its rate hikes would slow further, global rates fell precipitously and the U.S. dollar declined. Risk appetite was supported, particularly corporate credit, in light of the ECB’s move to buy corporate bonds. China worked to stabilize its yuan currency, while rumors flourished that global policymakers agreed to a secret “Shanghai Accord” at the G-20 meeting, in a coordinated effort to weaken the dollar and end recent “currency wars.” In the final days of the reporting period, the unexpected Brexit vote had a significant impact on major currencies, slashing the value of the British pound and other European currencies versus the dollar. Conversely, the yen was driven up by the flight to quality and disappointment over the lack of any stimulative action by the Bank of Japan, as well as the dovish turn from the Fed. However, global leaders were relieved to see the relatively contained short-term asset reaction outside of Europe. The Japanese yen appreciated sharply over the reporting period, given flight-to-quality inflows and appreciation caused by the failure of “Abenomics” to remain on track.

Emerging market (EM) bonds and currencies had a rocky start to the reporting period as decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. As the reporting period progressed, however, EM bonds and currencies benefited from stabilizing domestic fundamentals and positive policy developments globally, which led to investor inflows and a reversal from very cheap valuations. Rising oil prices boosted growth and reduced the stress on commodity-dependent economies. The market was also supported by the aggressive ECB actions, the Fed’s cautious posture and evidence of Chinese fiscal stimulus. Despite elevated volatility in global markets at the end of the reporting period due to the U.K. referendum, EM debt posted strong returns over the reporting period, outperforming all other fixed income asset classes. EM currencies declined versus the U.S. dollar, owing to global growth concerns, volatile commodities and capital outflows. Commodity sensitive currencies were hardest hit.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. Agency and non-agency mortgage-backed securities (MBS) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of the this segment of the MBS market.

The Fund’s overweight to credit sectors was the largest detractor from relative performance during the reporting period. The volatile market conditions and pressures on credit and economically sensitive sectors of the market drove this shortfall versus the benchmarks. The majority of the negative impact took place in the first seven months of the reporting period. The dramatic sell-off in high yield credit during this reporting period was the most significant factor. The Fund was positioned with an overweight to high yield, while our holdings in cyclical credits within the sector also contributed to some of the underperformance. After oil prices hit bottom in mid-February, the high yield segment surged, contributing favorably to the Fund’s results later in the reporting period, but not enough to offset the earlier underperformance.

Investment grade credit was also a drag on the Fund’s performance, driven by our overweight to credit and positioning within the sector. Within investment grade, our overweight positions in both cyclical credits and BBB rated credits detracted from performance in the first seven months of the reporting period. Also, the benefit of the Fund’s large overweight to financials was more than offset by its smaller, but hard hit, positions in energy, metals and other cyclically sensitive industries. The tables turned in the final five months of the reporting period as some of these same themes in the investment grade sector, particularly our lower quality bias, worked to the Fund’s benefit. However, security selection lagged as financials underperformed industrials later in the reporting period in light of Brexit and credit fears. Our exposure to EM investment grade credit modestly benefited performance, with the positive effect taking place in the second half of the reporting period.

The impact from currency positioning also detracted from the Fund’s relative performance driven largely by our significant underweight to the Japanese yen, which represents a large weight in the index. The yen was among the best performing currencies during

8	NUVEEN

the reporting period as Japanese data disappointed and policymakers failed to respond, as well as from the global flight to quality around Brexit and from lowered expectations for Fed rate hikes and lower Treasury yields. Away from the yen, the overall level of the U.S. dollar had minimal impact, while selection in EM currencies had a net negative impact as the decline in the Mexican peso more than offset gains from our positioning in India, Indonesia and Korea. Mexican peso underperformance was driven by global uncertainties, domestic economic concerns given the proximity to the U.S., and negative technicals associated with large overweights of global investors. On the other hand, an underweight to the euro was additive, while our large underweight to the U.K. pound was also very beneficial, given the Brexit stress and the currency’s dramatic decline.

Our overall global interest rate positioning was a neutral factor during the reporting period with early and late gains, including tactical moves, offset by the sharp rally in Japanese bonds, which we did not hold, during the middle of the reporting period. Overall, our small duration underweight to the index detracted slightly, but this was somewhat offset by market selection gains elsewhere, with gains in the U.S., U.K., the Eurozone and emerging Europe adding value and South Africa and Mexico detracting.

As the reporting period drew to a close, we maintained the Fund’s positioning for moderate economic growth and supportive financial conditions. Our portfolio construction continued to be focused on income generation driven primarily through diversified exposure to credit and selected local bond markets globally. We continued to hold an underweight to mortgages and structured bonds, given better opportunities elsewhere. We also continued to allocate away from U.S. Treasury and Japanese government securities as these offered unattractive duration and yield profiles.

We remained overweight European duration, although we reduced peripheral Eurozone exposure in May in advance of expected Brexit stress. We added selectively to EM, repositioning from local bonds in some markets based on shifting valuations. Other corporate bond activity focused on repositioning individual issues according to relative value opportunities and developing credit views. Owing to our patience and conviction around our core macro themes and fundamental research, our activity more recently has remained generally light.

Currency positioning remained overweight the U.S. dollar, as we reduced some EM currencies before the U.K. referendum, given the binary nature of the outcome. We also reduced the Fund’s underweight to the euro, taking advantage of Brexit-related weakness. We remained cautious on commodity sensitive currencies, awaiting increased visibility on individual country growth outlooks and policy developments. Overall duration and currency positioning reflected a bias for U.S. growth leadership, but tempered by a moderate growth, low inflation outlook.

During the reporting period, we also continued to utilize various derivative instruments. We use foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the foreign currency exchange contracts was positive.

We use U.S. Treasury futures and euro dollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and use selected foreign bond futures to actively manage exposure to those markets. The effect of these activities during the reporting period was negative.

We also use interest rate swaps as part of an overall portfolio interest rate strategy to manage duration and overall portfolio yield curve exposure. The swap contracts detracted from performance during the reporting period.

We use credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these swap positions on performance was negative during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. High yield bond prices were under extreme pressure as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower-rated issues. Energy bonds,

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Portfolio Managers’ Comments (continued)

which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. The elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. The sell-off within the high yield market during the latter part of 2015 and into the early part of 2016 was historic in its severity as high yield spreads widened to approximately 840 basis points in February, more than 300 basis points wider than where they had been six months earlier as measured by the Barclays High Yield 2% Issuer Capped Index.

However, in February 2016, oil prices started to rebound and stability in certain economic data gave investors’ confidence that the growth scare that had gripped the market had passed. High yield bond prices finally found support midway through February after suffering through a 20-month long bear market and spreads tightened significantly over Treasuries. The most oversold sectors of energy and basic materials rallied hard as market participants scrambled to regain exposure to many of the same credits that had been liquidated throughout 2015 and the early part of 2016. The major rebound in energy and commodity bond prices also drove the lower rated CCC tier of the market much higher. In addition, the market saw strong performance from “fallen angels” (i.e. former investment grade issuers downgraded to junk status), even though they represent only 5% of the index. Earlier in the reporting period, fallen angels in the energy space had experienced extreme sell-offs as they exited the investment grade universe, but then subsequently recovered once gravitating to high yield. While the high yield market continued its upward momentum as fears of a hard landing in China faded, oil markets found longer-term support and high yield fundamentals were firm, the recovery was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period.

In the early part of the reporting period, high yield bonds from emerging markets (EM) remained under pressure due to strength in the U.S. dollar versus various EM currencies and these markets’ disproportionate exposure to weakness in commodities. In September 2015, S&P downgraded the sovereign rating of Brazil, Latin America’s largest EM issuer, from BBB- to BB+ and followed with downgrades to many of the country’s corporate issuers. Despite yet more volatility within the asset class over the U.K. uncertainty as the reporting period progressed, the net outcome was benign for EM bonds as U.S. recessionary fears faded and the Brexit shock ironically ended up being a positive for EM fixed income returns. That was likely due to the fact that fundamentally, the worst has likely passed for EM imbalances, with current accounts largely improved and growth deceleration likely behind us. EM debt, therefore, proved resilient in the second half of the reporting period and significantly outperformed the U.S. high yield market as the market was anchored by supportive technical factors and a higher correlation to Treasuries. On the other hand, European high yield underperformed the U.S. market, given Brexit uncertainty as well as the relative richness of the segment given its outperformance in 2015’s sell-off.

Apart from the commodity sectors, the high yield market continued to experience very little default activity. However, when including commodities, the high yield market year-to-date 2016 has already surpassed 2015’s default volume of $38 billion. Notably, 85% of default activity has come from the energy and metals/mining industries, and has caused Moody’s speculative grade default rate to tick up to 4.5%, surpassing its long-term average of 4.2% for the first time since August 2010. Over the remainder of 2016, we expect the overall default rate to tick gradually higher to around 5%, led by continuing defaults within the energy space.

With this backdrop in mind, the majority of the Fund’s underperformance took place in the first seven months of the reporting period before the price of oil bottomed, due to its exposures to cyclically challenged areas such as basic materials and energy. While the Fund’s weights in both the energy and metals/mining sectors were close to that of the benchmark, we saw a relentless sell-off in higher risk (lower quality) names held in our portfolio. Similarly, exposures to smaller-sized issues, and therefore less liquid areas of the market, saw little in the way of sponsorship from the market, hampering relative returns for a number of our holdings. Also, our lower quality bias also did not serve the Fund well during this reporting period of growing risk aversion. Stylistically, our Fund has long sacrificed some degree of market liquidity and existed with a lower average quality as a byproduct of our bottom-up, value-oriented approach to security selection, which sometimes manifests itself in investments in smaller, less followed credits, and by extension, less liquid holdings. However, fears surrounding the Fed tightening cycle drove investors to hold a greater percentage of liquid bonds due to what the market perceived as a growing redemption risk. During this reporting period, we decided to sell some of the Fund’s money-losing positions and realize losses in order to increase the overall quality of the energy portfolio in particular. However, de-risking proved very challenging, especially and most notably within the energy space as liquidity all but dried up.

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The tide finally started to turn for the Fund during second half of February 2016 and throughout the remainder of the reporting period as risk appetites returned and the overall high yield market trended higher. This was most evident among CCC rated debt, but also helped many of the previously lagging growth-sensitive areas of the market, specifically basic materials and energy. Former safe havens, such as BB rated securities, and more defensive areas of the market such as consumer oriented, health care and telecommunications, all lagged the broader market. Market liquidity also improved markedly from earlier in the reporting period, and while not as active as in prior years, capital markets improved and remained accessible for most high yield issuers. These developments also aided performance since the Fund, as noted above, had previously been negatively impacted by price swings in many of the less liquid, smaller issue size credits that were not necessarily an indictment of underlying credit quality, but suffered simply because of illiquid markets. While exposure to some of these areas was a source of underperformance earlier on, it also led to the Fund carrying a high current yield advantage and a lower average dollar price than the broader market.

Toward the end of the reporting period, we tactically increased the Fund’s CCC credit quality exposure to take advantage of historically wide spreads in this area of the market, where yields averaged around 15% at the beginning of April 2016. While the Fund typically has a more modest 3-5% overweight to CCC credit versus the benchmark weight, we gradually increased it to 13% by June 30, 2016. Because this level of overweight represents the high end of our comfort level, we will look for opportunities to reduce the Fund’s CCC credit weight as we monetize certain positions that become more fully valued. However, we anticipate continuing to position the Fund with some degree of overweight to lower rated credit compared to the benchmark because we believe the economy will be resilient enough to support valuations in high yield credit over the coming months. Additionally, we believe the elevated level of default risk among energy and commodity-related credits is largely priced into the market, with most of the damage to those sectors already done. Despite the outperformance of the CCC credit rating in the final months of the reporting period, we believe that investors continue to be generously compensated to accept credit risk in the CCC and less-liquid areas of the market, which suffered the most during the latest round of technical weakness and concerns over oil. High yield investors have now perhaps started to look beyond the trough in oil prices and thus become more immune to the oil price volatility, as the correlation of oil prices to the health of the high yield market seems to be finally diminishing.

We continued to underweight BB rated securities as they still appear rich in valuation following a long stretch of outperformance during which investors preferred a greater degree of safety, given the many sources of macro-related volatility. Spread differentials between BB rated securities and their lower rated counterparts are still meaningfully wide, so we continue to seek out better total return and yield opportunities in lower rated credit. It is important to note here, however, that keeping some allocation to higher quality, and more liquid bonds, will always have sufficient representation in the Fund to help ride out bouts of market volatility or redemptions.

The Fund maintained an underweight to energy versus the index during much of the reporting period, but moved to a market weight in energy by the end of the reporting period via the addition of a number of fallen angels (former investment grade issuers downgraded to junk status). With so much volatility within the sector, we believed it was important to actively reposition to keep an optimal exposure. This was partly out of necessity as the energy sector underwent a number of changes to its index constituents, resulting in a higher index quality. Over the past few quarters, several high yield energy issuers moved into default and hence exited the index, while at the same time we saw a myriad of rather large, former investment grade issuers enter the high yield index. We decided to reposition our exposures to keep up with the new realities of the lower commodity price environment, while taking advantage of certain dislocated prices, with an eye toward long-term price recovery. The global oil glut has shown signs of easing as U.S. production levels have fallen. We maintain some exposure to heavily discounted bonds of energy producers that are positioned to capture upside performance if oil prices stage a further comeback, but at the same time we’ve taken steps to greatly reduce the Fund’s overall risk to the sector.

Elsewhere from a sector standpoint, we maintained the Fund’s overweight to the metals and mining space, which we gradually increased further in 2016 to take advantage of severely dislocated prices and yields, which we viewed as attractive from a longer-term perspective. The Fund’s exposure within the metals and mining sector is well diversified among producers of coal, iron ore, steel/aluminum, precious metals and base metals. We believe that with risk appetites rebounding, many of the past year’s lagging sectors could start to enjoy better relative performance. The same can be said with other global cyclical sectors such as paper and chemicals, where we also maintained overweights and which also enjoyed significant spread premiums to the broader market. While concerns around Chinese growth are likely to linger in the second half of 2016, continued growth in the U.S. and improved economic

NUVEEN	11

Portfolio Managers’ Comments (continued)

conditions in China would certainly benefit these sectors. We also carried an overweight to the transportation sector, predominately among holdings in the shipping and airline leasing segments. In particular, the medium-/long-range product tanker business is enjoying very strong fundamentals.

We kept the Fund’s EM exposure at less than 5%. China remains a source of fragile stability for the EM asset class, given that its economy faces challenging headwinds. However, Brazil credit benefited from some signs that the political situation had calmed with the new government, enjoying an impressive rally along with other sovereign credits following the Brexit vote. EM indexes performed well toward the end of the reporting period, mainly because of their up-in-quality bias given the preponderance of sovereign-related credit in the major indexes. While an inflection point in EM growth has not yet materialized, there is some hope that stabilization may come in the next year and lead to specific opportunities for adding exposure. In fact, we added to two Latin American high yield bonds, both in government-related credits, late in the reporting period. Although European high yield underperformed both U.S. and EM high yield, it was mainly due to the weaker euro and volatility surrounding the Brexit vote. We did maintain modest exposure to certain financial hybrid (preferred) securities from European banks.

We maintained small weights in closed-end investment funds that invest in leveraged loans, high yield and EM debt, as well as equities. While discounts to net asset value have begun to narrow since the market bottomed in February 2016, we still see compelling opportunities to buy securities at attractive discounts and lock in generous distribution yields. The Fund also maintained an allocation to other preferred stocks, most in financials, including real estate investment trusts (REITs).

At the end of the reporting period, the Fund’s average duration (interest rate sensitivity) was 3.72 years, which was about half-a-year shorter than the benchmark’s duration. We continue to believe that high yield investors are well protected from rate moves, with spreads typically absorbing a significant fraction of the change in Treasury yields, given the naturally low duration of the asset class and the incremental spread that helps mitigate any price movements.

During the reporting period, we also continued to utilize various derivative instruments. We use Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities was positive on performance during the reporting period.

We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The interest rate swaps detracted from performance during the reporting period. These contracts were terminated prior to the end of the reporting period.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a positive impact on performance during the reporting period.

In addition, the Fund entered into CDX and ITRX swaps to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negligible during the period. These contracts were terminated prior to the end of the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. In the first seven-and-a-half months of the reporting period, risk premiums widened across all fixed income sectors as investors favored higher quality segments of the market such as Treasuries and mortgage-backed securities. In the investment-grade corporate market, commodity price volatility and heavy new issue supply kept technicals weak in higher risk sectors, causing lower quality bonds and commodity related industries to underperform significantly. Analysts at ratings agencies reduced price forecasts for energy and metals, causing negative outlook changes for several issuers and exacerbating selling pressure in an already weak market. A large amount of merger and acquisition (M&A) related financing in the latter quarters of 2015 also took a toll on the technical backdrop. Market technicals remained weak as dealers tried to keep inventory levels low, which created stress across all segments of the corporate market. Financial spreads remained steady and this sector outperformed industrials, which were challenged by commodity price volatility and heavy new issue

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supply. Around mid-February 2016, oil prices began to rebound off their lows and the Fed indicated a more cautious approach to rate hikes, causing a strong rally in both high yield and investment grade credit. The technical backdrop also improved after the ECB announced that it would start buying euro-denominated credit issues in both the primary and secondary markets. This caused foreign investors to increase their holdings of U.S. corporate paper given more attractive valuations in the U.S. market. Industrials outperformed financials in this latter part of the reporting period as commodity prices stabilized and investors became concerned about loan performance given uncertainty in the global economic outlook.

High yield bond prices were under extreme pressure in the first seven months of the reporting period as global growth concerns, the Fed’s mixed messages and accumulating sector specific issues weighed on confidence and led to a poor technical backdrop. A flight-to-quality ensued due to persistent commodity weakness and increased distress among lower rated issues. Energy bonds, which comprise approximately 13% of the market, continued to be pressured by falling crude prices, while the weak global growth outlook also caused base metal, iron ore and coal bonds to trade at multi-year lows. Elevated risks in the commodity sector curbed risk appetites and led to underperformance in the CCC credit rated space, which is more exposed to these cyclically weak areas. However, high yield bond prices finally found support midway through February 2016, after suffering through a 20-month long bear market. High yield spreads tightened significantly and the energy and metals/mining sectors enjoyed strong recoveries after bearing the brunt of the market sell-off. The recovery, however, was not enough to offset earlier underperformance and U.S. high yield fell short of all other U.S. fixed income asset classes for the full reporting period. On the other hand, the segment outperformed European issues, given Brexit uncertainty, as well as the relative richness of euro high yield given its outperformance in last year’s sell-off.

In the securitized sectors, commercial mortgage-backed securities (CMBS) performed well overall during the reporting period as global central bank support, increased appetite for risk, sharply reduced supply and strong demand for high quality, non-government securities all contributed to the tightening of risk premiums in the segment. Traditional consumer asset-backed securities (ABS) outperformed Treasuries as consumer credit metrics outside of subprime auto remained solid. Agency and non-agency mortgage-backed securities (MBS) performed fairly well during the reporting period, outpacing Treasuries as mortgage delinquencies continued to decline and housing market fundamentals remained broadly supportive of this segment of the MBS market.

Non-U.S. interest rates and currencies took the Fed’s December 2015 rate increase in stride, reacting moderately to prospects for a higher U.S. rate structure. A moderate message from the Fed, below trend global growth, the lack of inflation pressures and ongoing risk aversion in credit helped keep market rates in check early in the reporting period. Europe and Japan, while posting reasonable growth data, continued to witness broadly disinflationary effects beyond energy, leading to meaningfully lower inflation expectations. After a pause in its quantitative easing efforts, the ECB aggressively ramped up its efforts to reverse disinflation and expand lending activity in March 2016 by expanding its measures and pushing interest rates deeper into negative territory. After the Fed validated the market’s assessment that the pace of its rate hikes would slow further, global rates fell precipitously and the U.S. dollar declined. Risk appetite was supported, particularly corporate credit, in light of the ECB’s move to buy corporate bonds. China worked to stabilize its yuan currency, while rumors flourished that global policymakers agreed to a secret “Shanghai Accord” at the G-20 meeting, in a coordinated effort to weaken the dollar and end recent “currency wars.” In the final days of the reporting period, the unexpected Brexit vote had a significant impact on major currencies, slashing the value of the British pound and other European currencies versus the dollar. Conversely, the yen was driven up by the flight to quality and disappointment over the lack of any stimulative action by the Bank of Japan, as well as the dovish turn from the Fed. However, global leaders were relieved to see the relatively contained short-term asset reaction outside of Europe. The Japanese yen appreciated sharply over the reporting period, given flight-to-quality inflows and appreciation caused by the failure of “Abenomics” to remain on track.

Emerging market (EM) bonds and currencies had a rocky start to the reporting period as decelerating data out of China continued to raise questions about the country’s growth and the resultant impact on the rest of the world. Political disarray, stagnant growth and currency weakness continued to plague Brazil, threatening further instability in this large EM player, while a surprise policy shift in South Africa exacerbated the volatility. As the reporting period progressed, however, EM bonds and currencies benefited from stabilizing domestic fundamentals and positive policy developments globally, which led to investor inflows and a reversal from very cheap valuations. Rising oil prices boosted growth and reduced the stress on commodity-dependent economies. The market was also supported by the aggressive ECB actions, the Fed’s cautious posture and evidence of Chinese fiscal stimulus. Despite elevated volatility in global markets at the end of the reporting period due to the U.K. referendum, EM debt posted very strong returns over the

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Portfolio Managers’ Comments (continued)

reporting period, outperforming all other fixed income asset classes. EM currencies declined versus the U.S. dollar, owing to global growth concerns, volatile commodities and capital outflows. Commodity sensitive currencies were hardest hit.

The volatile market conditions and pressures on credit and economically sensitive sectors of the market drove the Fund’s shortfall versus the benchmarks, with the majority of the negative impact taking place in the first seven months of the reporting period. The dramatic sell-off in high yield credit during this time frame was the most significant factor. The Fund was positioned with a substantial overweight to high yield, while our holdings in oil and cyclical credits within the sector also contributed to some of the underperformance. After oil prices hit bottom in mid-February 2016, the high yield segment surged, contributing favorably to the Fund’s results later in the reporting period, but not enough to offset the earlier underperformance.

Investment grade credit was also a drag on the Fund’s performance, mainly due to our security selection and lower quality bias within the sector. Within investment grade, our overweight positions in both cyclical credits and BBB rated credits detracted from performance in the first seven months of the reporting period. Also, the benefit of the Fund’s large overweight to financials during this reporting period was more than offset by its smaller, but hard hit, positions in energy, metals and other cyclically sensitive industries. The tables turned in the final five months of the reporting period as some of these same themes in the investment grade sector, particularly our lower quality bias, worked to the Fund’s benefit. However, security selection continued to detract as financials meaningfully underperformed industrials later in the reporting period in light of Brexit and credit fears. Additionally, some of our holdings in the industrial sectors continued to lag. Our exposure to EM investment grade credit modestly detracted from performance, with the negative impact taking place early in the reporting period.

Foreign currency exposure was also a marginal detractor given the strong “risk-off” appreciation of the Japanese yen and downward pressure on the Mexican peso driven by global uncertainties, economic concerns and commodity volatility. Our positions in foreign bonds also had a slightly negative impact. The Fund’s modest exposures in securitized sectors, including CMBS, MBS and ABS, were not meaningful drivers of returns during the reporting period.

In aggregate, our interest rate strategies had little impact on performance as the positive results from our yield curve positioning were mostly offset by the negative effect of our duration moves. We positioned the Fund to benefit from a flatter yield curve, which proved advantageous; however, our generally defensive duration stance meant the Fund did not keep up with the sharp decline in Treasury rates during the reporting period.

As the reporting period drew to a close, we maintained the Fund’s positioning for moderate economic growth and supportive financial conditions. Our portfolio construction continued to be focused on income generation driven primarily through diversified exposure to investment grade and high yield credit. Toward the end of the reporting period, we marginally reduced the Fund’s weight to investment grade credit as some holdings hit near-term valuation targets, using the proceeds to increase exposure across other areas of the portfolio at the margin. Other activity focused on repositioning individual issues according to relative value opportunities and developing credit views. We continue to emphasize financials, which we believe are quite inexpensive in both relative and absolute terms and provide good income and performance potential to the portfolio. Outside of financials, credit selection remains crucial given the cross currents impacting various industries and credits in different ways in a slow-growth economy.

Away from credit, we continued to find opportunities in the CMBS and ABS sectors that provided attractive yields, and added marginally to those weights during the reporting period. We continued to hold large underweights to MBS and Treasuries in the Fund, as these sectors offered unattractive duration and yield profiles.

Although we believe foreign markets and currencies provide select opportunities, we ended the reporting period with only small positions in these segments. We expect some opportunities in currencies as the global recovery progresses, given signs of stabilization in trade and manufacturing and significant adjustments that have occurred, but had relatively low currency exposure at the end of the reporting period. We remain alert for economic shifts in key markets and await better fundamentals and catalysts for our investment themes before adding meaningfully to the Fund’s foreign positions.

We ended the reporting period with the Fund’s duration near the benchmark index, but comprised of sectors we believe will have less sensitivity to increases in U.S. Treasury rates, in the event they move higher. We see interest rate risk as asymmetric, with increases more likely, and will monitor conditions accordingly. However, given the prevailing global economic and monetary

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conditions, we do not expect a large, sharp move higher in rates. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective at this time.

During the reporting period, we also continued to utilize various derivative instruments. We use foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

We use U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. The overall effect on performance during the reporting period was negative. We also use interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure and these positions also detracted from performance during the reporting period.

In addition, we entered into credit default swaps as a way to take on credit risk and earn credit spread. The effect of these activities on performance was negative during the reporting period.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2016, Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances for tax purposes while Nuveen Global Total Return Bond had a zero unit balance for tax purposes. The Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances while the Nuveen Global Total Return Bond Fund had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by Nuveen High Income Bond and Nuveen Strategic Income Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements

16	NUVEEN

other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

The Nuveen Global Total Return Bond Fund pays a regular monthly distribution to shareholders based on dividends and interest received from fixed-income securities, net of expense. The Fund invests in a global bond strategy that has exposure to non-U.S. dollar denominated fixed-income securities, and when such a security is sold a currency gain/loss may occur. Net currency gains from sales of non-U.S. fixed-income securities are treated as ordinary income for federal tax purposes, and serve to add to the Fund’s net income from interest and dividends received on portfolio securities, while net currency losses will offset any net income from dividends and interest. During the current fiscal year, the Fund experienced significant net currency losses as the U.S. dollar generally strengthened relative to foreign currencies. These net currency losses during the fiscal year were in an amount that offset a substantial portion of the Fund’s net investment income from dividends and interest. Consequently, a significant amount of the distributions paid during the year are being re-characterized as return of capital, which is identified in the table below.

Nuveen Global Total Return Bond Fund

	Share Class
Fiscal Year Ended June 30, 2016	Class A	Class C	Class R3	Class I
Regular monthly per share distribution
From net investment income	$0.0639	$0.0619	$0.0611	$0.0629
Return of capital	0.6361	0.5046	0.5949	0.6851
Total per share distribution	$0.7000	$0.5665	$0.6560	$0.7480

NUVEEN	17

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18	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	2.42%	2.52%
Class A Shares at maximum Offering Price	(2.44)%	1.44%
Barclays Global Aggregate Unhedged Bond Index	8.87%	1.77%
Lipper Global Income Funds Classification Average	4.38%	2.34%

Class C Shares	1.65%	1.86%
Class R3 Shares	2.16%	2.33%
Class I Shares	2.69%	2.84%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or of after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.89%	2.64%	2.14%	1.64%
Net Expense Ratios	0.96%	1.71%	1.21%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.48)%	3.37%	5.75%
Class A Shares at maximum Offering Price	(9.97)%	2.37%	5.24%
Barclays High Yield 2% Issuer Capped Index	1.65%	5.84%	7.61%
Lipper High Current Yield Funds Classification Average	(0.20)%	4.57%	6.01%

Class C Shares	(6.27)%	2.65%	5.00%
Class R3 Shares	(5.76)%	3.11%	5.48%
Class I Shares	(5.21)%	3.68%	6.03%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.01%	1.76%	1.25%	0.76%

22	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.94%	4.32%	5.94%
Class A Shares at maximum Offering Price	(3.38)%	3.41%	5.48%
Barclays U.S. Aggregate Bond Index	6.00%	3.76%	5.13%
Lipper Multi-Sector Income Funds Classification Average	1.75%	3.64%	5.13%

Class C Shares	0.20%	3.55%	5.15%
Class R3 Shares	0.70%	4.05%	5.64%
Class I Shares	1.19%	4.56%	6.19%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	1.28%	0.82%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.61%	0.67%
Net Expense Ratios	0.82%	1.57%	1.07%	0.50%	0.57%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Yields as of June 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.29%	2.74%	3.21%	3.70%
SEC 30-Day Yield – Subsidized	3.07%	2.48%	2.99%	3.47%
SEC 30-Day Yield – Unsubsidized	1.90%	1.26%	1.73%	2.24%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	7.04%	6.66%	7.16%	7.62%
SEC 30-Day Yield – Subsidized	8.87%	8.58%	9.09%	9.58%
SEC 30-Day Yield – Unsubsidized	8.87%	8.58%	9.09%	9.58%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	4.86%	4.30%	4.83%	5.30%	5.31%
SEC 30-Day Yield – Subsidized	4.79%	4.27%	4.75%	5.28%	5.26%
SEC 30-Day Yield – Unsubsidized	4.70%	4.17%	4.67%	5.23%	5.17%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

26	NUVEEN

Holding

Summaries as of June 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.7%
Corporate Bonds	38.4%
$1,000 (par or similar) Institutional Preferred	9.4%
Asset-Backed and Mortgage-Backed Securities	5.8%
Sovereign Debt	43.1%
Repurchase Agreements	6.4%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	17.0%
Oil, Gas & Consumable Fuels	7.5%
Capital Markets	6.2%
Wireless Telecommunication Services	5.9%
Chemicals	4.8%
Software	4.6%
Metals & Mining	4.3%
Industrial Conglomerates	4.1%
Diversified Financial Services	3.8%
Energy Equipment & Services	3.8%
Electric Utilities	3.8%
Media	3.4%
Insurance	3.3%
Machinery	3.1%
Paper & Forest Products	2.9%
Hotels, Restaurants & Leisure	2.9%
Other	18.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	26.5%
AA	0.3%
A	18.3%
BBB	31.1%
BB or Lower	23.8%
Total	100%

Country Allocation

(% of net assets)

United States	30.2%
Germany	12.0%
Mexico	10.8%
United Kingdom	6.3%
Canada	6.2%
France	6.0%
Australia	5.2%
Italy	4.1%
South Africa	3.8%
Argentina	2.2%
Switzerland	1.7%
Portugal	1.7%
Other	13.6%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

1	Excluding investments in derivatives.

NUVEEN	27

Holding Summaries as of June 30, 2016 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.5%
Convertible Preferred Securities	1.6%
Variable Rate Senior Loan Interests	4.8%
$25 Par (or similar) Retail Preferred	3.8%
Corporate Bonds	75.8%
Convertible Bonds	0.0%
$1,000 (par or similar) Institutional Preferred	4.0%
Asset-Backed Securities	0.0%
Investment Companies	3.2%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	20.1%
Borrowings	(5.5)%
Other Assets Less Liabilities	(8.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	15.9%
Metals & Mining	9.5%
Media	7.2%
Wireless Telecommunication Services	6.0%
Chemicals	5.5%
Marine	3.6%
Building Products	2.9%
Diversified Telecommunication Services	2.9%
Aerospace & Defense	2.7%
Containers & Packaging	2.7%
Energy Equipment & Services	2.6%
Construction Materials	2.4%
Independent Power & Renewable Electricity Producers	2.4%
Diversified Financial Services	2.3%
Food & Staples Retailing	2.3%
Commercial Services & Supplies	2.2%
Electric Utilities	2.1%
Hotels, Restaurants & Leisure	1.9%
Paper & Forest Products	1.9%
Consumer Finance	1.8%
Other	19.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)1

AA	0.0%
BBB	5.3%
BB or Lower	87.7%
N/R (not rated)	7.0%
Total	100%

1	Excluding investments in derivatives.

28	NUVEEN

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.2%
Variable Rate Senior Loan Interests	1.6%
$25 Par (or similar) Retail Preferred	0.3%
Corporate Bonds	74.2%
$1,000 (par or similar) Institutional Preferred	8.0%
Asset-Backed and Mortgage-Backed Securities	9.2%
Sovereign Debt	5.2%
Investments Purchased with Collateral from Securities Lending	13.3%
Money Market Funds	0.9%
Other Assets Less Liabilities	(12.9)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	11.8%
Oil, Gas & Consumable Fuels	10.7%
Media	6.8%
Capital Markets	6.7%
Insurance	4.3%
Diversified Telecommunication Services	4.3%
Real Estate Investment Trust	3.7%
Metals & Mining	3.5%
Chemicals	3.3%
Consumer Finance	2.7%
Wireless Telecommunication Services	2.4%
Diversified Financial Services	2.3%
Household Durables	2.3%
Specialty Retail	2.1%
Commercial Services & Supplies	2.0%
Containers & Packaging	1.9%
Independent Power & Renewable Electricity Producers	1.7%
Aerospace & Defense	1.7%
Hotels, Restaurants & Leisure	1.5%
Machinery	1.5%
Energy Equipment & Services	1.4%
Food & Staples Retailing	1.4%
Building Products	1.3%
Other	18.7%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)1

AAA/U.S. Guaranteed	3.7%
AA	1.0%
A	21.6%
BBB	34.8%
BB or Lower	38.7%
N/R (not rated)	0.2%
Total	100%

1	Excluding investments in derivatives.

NUVEEN	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.80	$1,058.80	$1,061.40	$1,064.10
Expenses Incurred During Period	$4.92	$8.75	$6.20	$3.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.09	$1,016.36	$1,018.85	$1,021.33
Expenses Incurred During Period	$4.82	$8.57	$6.07	$3.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.21% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	NUVEEN

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,091.00	$1,086.80	$1,089.80	$1,092.20
Expenses Incurred During Period	$5.46	$9.39	$6.81	$4.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.64	$1,015.86	$1,018.35	$1,020.84
Expenses Incurred During Period	$5.27	$9.07	$6.57	$4.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.81%, 1.31% and 0.81% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,059.60	$1,055.60	$1,058.10	$1,061.90	$1,060.90
Expenses Incurred During Period	$4.35	$8.18	$5.63	$2.67	$3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.91	$1,019.39	$1,024.86	$1,021.88
Expenses Incurred During Period	$4.27	$8.02	$5.52	$2.62	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.60%, 1.10%, 0.52% and 0.60% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	31

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees/Directors and Shareholders of

Nuveen Investment Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Total Return Bond Fund (a series of Nuveen Investment Trust), and Nuveen High Income Bond Fund and Nuveen Strategic Income Fund (each a series of Nuveen Investment Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 26, 2016

32	NUVEEN

Nuveen Global Total Return Bond Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.4%

	CONVERTIBLE PREFERRED SECURITIES – 0.7%

	Banks – 0.7%

75	Bank of America Corporation	7.250%		BB+	$89,625
	Total Convertible Preferred Securities (cost $63,225)				89,625

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 38.4%

	Air Freight & Logistics – 0.1%

$10	XPO Logistics, Inc., 144A	6.500%	6/15/22	B2	$9,537

	Auto Components – 0.3%

45	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	48,150

	Automobiles – 0.2%

30	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	30,856

	Banks – 6.5%

100	Bank of America Corporation	4.200%	8/26/24	A–	103,417

200	Barclays Bank PLC	3.650%	3/16/25	A	192,314

20	CIT Group Inc.	5.000%	8/01/23	BB+	20,150

30	Citigroup Inc.	6.125%	8/25/36	A–	35,831

25	HSBC Holdings PLC	6.800%	6/01/38	A+	31,157

45	JPMorgan Chase & Company	6.400%	5/15/38	A+	61,664

35	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	35,809

200	Santander UK PLC, 144A	5.000%	11/07/23	A–	205,300

200	Societe Generale, 144A	5.000%	1/17/24	A–	208,064
	Total Banks				893,706

	Building Products – 0.5%

60	Owens Corning Incorporated	4.200%	12/15/22	BBB–	63,989

	Capital Markets – 2.4%

75	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	87,134

85	Goldman Sachs Group, Inc.	3.625%	1/22/23	A	89,193

75	Morgan Stanley	4.000%	7/23/25	A	80,348

70	Morgan Stanley	3.950%	4/23/27	A–	70,607
	Total Capital Markets				327,282

	Chemicals – 1.8%

25	Hexion Inc.	6.625%	4/15/20	B3	20,907

25	Momentive Performance Materials Inc., (4), (5)	8.875%	10/15/20	N/R	—

25	Momentive Performance Materials Inc.	3.880%	10/24/21	B	19,875

NUVEEN	33

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Chemicals (continued)

$200		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	$212,000
		Total Chemicals				252,782

		Consumer Finance – 0.6%

75		Discover Financial Services	5.200%	4/27/22	BBB+	82,282

		Containers & Packaging – 0.3%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	BB–	39,220

		Diversified Financial Services – 1.5%

200		BNP Paribas, 144A	4.375%	5/12/26	A	202,068

		Diversified Telecommunication Services – 0.9%

30		AT&T, Inc.	3.800%	3/15/22	A–	31,958

25		AT&T, Inc.	5.550%	8/15/41	A–	28,039

65		Qwest Corporation	6.750%	12/01/21	BBB–	70,200
		Total Diversified Telecommunication Services				130,197

		Electric Utilities – 1.4%

200		Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	198,230

		Energy Equipment & Services – 1.5%

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	201,224

		Food & Staples Retailing – 0.3%

40		Sysco Corporation	3.300%	7/15/26	A3	41,521

		Health Care Equipment & Supplies – 0.9%

100	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	116,728

		Hotels, Restaurants & Leisure – 1.1%

150		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	152,250

		Household Durables – 0.4%

50		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	49,875

		Household Products – 0.7%

100		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	101,266

		Independent Power & Renewable Electricity Producers – 0.1%

15		GenOn Energy Inc.	9.500%	10/15/18	CCC+	11,925

		Industrial Conglomerates – 1.6%

200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	213,500

		Insurance – 1.3%

50		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	37,375

30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	33,156

100		Symetra Financial Corporation	4.250%	7/15/24	Baa1	103,961
		Total Insurance				174,492

34	NUVEEN

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Machinery – 1.2%

$55		Eaton Corporation	4.150%	11/01/42	A–	$59,279

50		Ingersoll Rand	5.750%	6/15/43	BBB	61,668

40		Terex Corporation	6.000%	5/15/21	BB	40,050
		Total Machinery				160,997

		Media – 1.3%

70		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	91,847

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	19,050

45		SES SA, 144A	3.600%	4/04/23	BBB	45,289

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	20,111
		Total Media				176,297

		Metals & Mining – 1.7%

20		Alcoa Inc.	5.400%	4/15/21	BBB–	21,225

30		Allegheny Technologies Inc.	7.625%	8/15/23	B	25,050

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	24,375

55		ArcelorMittal	7.250%	2/25/22	BB+	57,888

35		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	31,500

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	20,875

30		Teck Resources Limited	3.750%	2/01/23	B+	22,800

25		Vale Overseas Limited	6.875%	11/10/39	BBB	22,758
		Total Metals & Mining				226,471

		Oil, Gas & Consumable Fuels – 2.9%

25		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	28,043

80		Apache Corporation	4.250%	1/15/44	BBB	77,490

150	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	98,543

15		Calumet Specialty Products	7.625%	1/15/22	CCC+	10,613

5		Concho Resources Inc.	5.500%	10/01/22	BB+	5,025

10		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	9,250

25		Petrobras International Finance Company	5.375%	1/27/21	BB	23,062

40		Transocean Inc.	4.300%	10/15/22	BB–	28,300

50		Western Refining Inc.	6.250%	4/01/21	B	45,500

45		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	43,977

25		YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	26,820
		Total Oil, Gas & Consumable Fuels				396,623

		Paper & Forest Products – 1.1%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,927

80		Domtar Corporation	6.750%	2/15/44	BBB–	87,557

50		Resolute Forest Products	5.875%	5/15/23	BB–	39,375
		Total Paper & Forest Products				152,859

NUVEEN	35

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Personal Products – 0.3%

$30	International Paper Company	8.700%	6/15/38	BBB	$43,631

	Real Estate Investment Trust – 1.1%

45	American Tower Company	5.000%	2/15/24	BBB	50,864

75	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	77,228

20	Vereit Operating Partner	4.600%	2/06/24	BB+	20,150
	Total Real Estate Investment Trust				148,242

	Software – 1.8%

40	Computer Sciences Corporation	4.450%	9/15/22	BBB	42,648

200	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	199,750
	Total Software				242,398

	Specialty Retail – 0.3%

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	36,521

	Transportation Infrastructure – 0.1%

20	Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	20,900

	Wireless Telecommunication Services – 2.2%

75	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	66,000

200	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	198,864

50	Sprint Corporation	7.250%	9/15/21	B+	42,625
	Total Wireless Telecommunication Services				307,489
	Total Corporate Bonds (cost $5,194,073)				5,253,508

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 9.4%

	Banks – 5.2%

$200	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (6)	Baa1	$206,540

200	Barclays PLC	8.250%	N/A (6)	BB+	195,492

50	Citigroup Inc.	6.125%	N/A (6)	BB+	50,750

200	HSBC Holdings PLC	6.875%	N/A (6)	BBB	199,000

60	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	66,075
710	Total Banks				717,857

	Capital Markets – 1.7%

40	Goldman Sachs Capital II	4.000%	N/A (6)	Ba1	29,957

200	UBS Group AG, Reg S	7.125%	N/A (6)	BB+	198,500
240	Total Capital Markets				228,457

	Diversified Financial Services – 1.4%

200	BNP Paribas, 144A	7.375%	N/A (6)	BBB–	195,800

36	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Electric Utilities – 0.7%

$100		Electricite de France, 144A	5.250%	N/A (6)	Baa2	$95,250

		Insurance – 0.4%

50		Prudential Financial Inc.	5.200%		BBB+	49,025
$1,300		Total $1,000 Par (or similar) Institutional Preferred (cost $1,294,458)				1,286,389

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 5.8%

$6		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.368%	4/25/47	Caa1	$6,082

25		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	23,002

285		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	300,308

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	158,177

250		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	267,759

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.369%	5/25/45	Aaa	40,931
$751		Total Asset-Backed and Mortgage-Backed Securities (cost $795,076)				796,259

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 43.1%

		Argentina – 2.0%

$250		Republic of Argentina, 144A	7.625%	4/22/46	B	$270,375

		Australia – 2.0%

300	AUD	Australian Government, Reg S	5.750%	5/15/21	Aaa	266,615

		Canada – 4.7%

330	CAD	Canadian Government Bond	1.500%	6/01/26	AAA	265,579

480	CAD	Canadian Government Treasury Bill	0.750%	3/01/21	AAA	374,597
		Total Canada				640,176

		Costa Rica – 1.5%

200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	199,500

		Dominican Republic – 0.7%

100		Dominican Republic, 144A	5.500%	1/27/25	BB–	101,750

		Germany – 12.0%

250	EUR	Deutschland Republic, Reg S	0.500%	2/15/25	Aaa	293,828

400	EUR	Deutschland Republic, Reg S	1.000%	8/15/25	Aaa	489,252

490	EUR	Deutschland Republic, Reg S	2.500%	8/15/46	Aaa	856,684
		Total Germany				1,639,764

		Indonesia – 1.6%

200		Republic of Indonesia, 144A	4.750%	1/08/26	Baa3	217,774

NUVEEN	37

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Italy – 4.1%

$110	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	$147,269

350	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	2.000%	12/01/25	BBB+	412,730
		Total Italy				559,999

		Mexico – 5.9%

3,400	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	186,061

3,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A	163,463

2,450	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	152,673

2,975	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	189,672

100		United Mexican States	5.550%	1/21/45	A3	119,750
		Total Mexico				811,619

		Portugal – 1.7%

210	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	232,526

		Romania – 1.2%

150		Republic of Romania, 144A	4.875%	1/22/24	BBB–	165,390

		South Africa – 2.1%

2,500	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	165,147

1,700	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	128,190
		Total South Africa				293,337

		Spain – 1.5%

170	EUR	Kingdom of Spain, Bonos y Obligado Del Esatado, 144A, Reg S	1.950%	4/30/26	BBB+	200,356

		Sri Lanka – 1.4%

200		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	194,822

		Uruguay – 0.7%

100		Republic of Uruguay	5.100%	6/18/50	BBB	100,000
		Total Sovereign Debt (cost $6,000,033)				5,894,003
		Total Long-Term Investments (cost $13,346,865)				13,319,784

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 6.4%

		REPURCHASE AGREEMENTS – 6.4%

$879		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $879,345, collateralized by $825,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $899,250	0.030%	7/01/16		$879,344
		Total Short-Term Investments (cost $879,344)				879,344
		Total Investments (cost $14,226,209) – 103.8%				14,199,128
		Other Assets Less Liabilities – (3.8)% (7)				(525,976)
		Net Assets – 100%				$13,673,152

38	NUVEEN

Investment in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Hungarian Forint	71,774,000	U.S. Dollar	254,046	7/29/16	$1,792
Bank of America, N.A.	Indonesian Rupiah	7,400,000,000	U.S. Dollar	551,416	8/05/16	(8,131)
Bank of America, N.A.	Swiss Franc	620,000	U.S. Dollar	635,496	8/30/16	(1,473)
Bank of America, N.A.	U.S. Dollar	248,628	Hungarian Forint	71,774,000	7/29/16	3,627
Bank of America, N.A.	U.S. Dollar	535,844	Indonesian Rupiah	7,400,000,000	8/05/16	23,703
Bank of America, N.A.	U.S. Dollar	629,823	Mexican Peso	11,850,000	8/22/16	15,351
Bank of America, N.A.	U.S. Dollar	636,054	Swiss Franc	620,000	8/30/16	915
Citibank, National Association	Euro	1,114,000	U.S. Dollar	1,266,731	8/22/16	28,356
Citibank, National Association	Euro	180,000	U.S. Dollar	199,462	8/22/16	(635)
Citibank, National Association	Singapore Dollar	980,000	U.S. Dollar	721,118	7/15/16	(6,328)
Citibank, National Association	U.S. Dollar	667,743	Euro	605,000	8/22/16	4,803
Citibank, National Association	U.S. Dollar	48,580	Euro	44,000	8/22/16	332
Citibank, National Association	U.S. Dollar	665,258	Euro	600,000	8/22/16	1,730
Deutsche Bank AG	Australian Dollar	693,000	U.S. Dollar	500,407	7/29/16	(15,975)
Deutsche Bank AG	U.S. Dollar	446,296	Australian Dollar	602,000	7/29/16	2,278
Goldman Sachs Bank USA	Canadian Dollar	204,000	U.S. Dollar	155,807	7/29/16	(2,109)
Goldman Sachs Bank USA	Canadian Dollar	342,000	U.S. Dollar	262,078	7/29/16	(2,664)
JPMorgan Chase Bank, N.A.	Indian Rupee	26,700,000	U.S. Dollar	393,052	8/05/16	(232)
JPMorgan Chase Bank, N.A.	U.S. Dollar	392,330	Indian Rupee	26,700,000	8/05/16	954
JPMorgan Chase Bank, N.A.	U.S. Dollar	393,778	Malaysian Ringgit	1,600,000	8/23/16	7,008
Morgan Stanley Capital Services LLC	U.S. Dollar	404,882	South African Rand	6,403,000	7/15/16	28,992
						$82,294

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.*	$1,000,000	Receive	3-Month USD-LIBOR -ICE	2.258%	Semi-Annually	9/02/25	$(88,328)	$2,004	$(88,328)
*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

Credit Default Swaps

Counterparty	Referenced Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.*	Markit iTraxx Europe Crossover	Sell	3.52%	$100,000	5.000%	6/20/21	$6,661	$843	$(1,863)
*	Citigroup Global Markets, Inc. is also the clearing broker for this transaction.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(9)	9/16	$(1,099,476)	$(703)	$(19,917)
U.S. Treasury 10-Year Note	Short	(7)	9/16	(930,891)	547	(23,266)
				$(2,030,367)	$(156)	$(43,183)

NUVEEN	39

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

MXN	Mexican Peso

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.

See accompanying notes to financial statements.

40	NUVEEN

Nuveen High Income Bond Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 93.7%

	COMMON STOCKS – 0.5%

	Banks – 0.4%

41,000	CIT Group Inc.				$1,308,310

	Building Products – 0.0%

527	Dayton Superior Class A, (2), (3)				30,195

585	Dayton Superior, Class 1, (2), (3)				33,550
	Total Building Products				63,745

	Capital Markets – 0.0%

5,732	Adamas Finance Asia Limited, (2)				2,579

20,000	Och-Ziff Capital Management Group, Class A Shares				76,000
	Total Capital Markets				78,579

	Energy Equipment & Services – 0.1%

10,000	Patterson-UTI Energy, Inc.				213,200

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)				50

	Oil, Gas & Consumable Fuels – 0.0%

50,119	Connacher Oil and Gas Limited, (2), (3)				501
	Total Common Stocks (cost $2,589,658)				1,664,385

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.6%

	Electric Utilities – 0.7%

50,000	Exelon Corporation	6.500%		BB+	$2,467,000

	Independent Power & Renewable Electricity Producers – 0.5%

29,500	Dynegy Inc., (5)	5.375%		N/R	1,827,525

	Oil, Gas & Consumable Fuels – 0.4%

45,000	Anadarko Petroleum Corporation	7.500%		N/R	1,649,700
	Total Convertible Preferred Securities (cost $6,448,797)				5,944,225

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 4.8% (7)

	Construction Materials – 0.7%

$2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	$2,487,500

	Containers & Packaging – 0.3%

1,000	Packaging Coordinators Inc. Term Loan B, (WI/DD)	TBD	TBD	CCC+	980,000

NUVEEN	41

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	Diversified Financial Services – 0.5%

$1,985	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	$1,955,225

	Diversified Telecommunication Services – 0.3%

1,400	Birch Communications Inc., First Lien Term Loan B	7.750%	4/19/20	B	1,169,302

	Hotels, Restaurants & Leisure – 0.9%

983	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	955,144

656	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B+	651,875

1,945	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	1,867,200
3,584	Total Hotels, Restaurants & Leisure				3,474,219

	Independent Power & Renewable Electricity Producers – 0.4%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	111,848

1,640	Empire Generating Company LLC	5.250%	3/13/21	B+	1,406,022
1,770	Total Independent Power & Renewable Electricity Producers				1,517,870

	Oil, Gas & Consumable Fuels – 0.6%

2,942	Arch Coal Inc., Term Loan B	7.500%	5/16/18	C	1,386,311

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	CCC–	708,836

2,000	Samson Investment Company Second Lien Term Loan, (8)	5.000%	9/25/18	N/R	116,250
7,435	Total Oil, Gas & Consumable Fuels				2,211,397

	Professional Services – 0.8%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,930,000

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	965,000
3,000	Total Professional Services				2,895,000

	Software – 0.3%

1,000	Deltek Incorporated, Second Lien Term Loan	9.500%	6/19/23	CCC+	1,013,125
$23,674	Total Variable Rate Senior Loan Interests (cost $22,427,749)				17,703,638

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 3.8%

	Banks – 0.2%

32,380	Bank of America Corporation	4.000%		BB+	$735,997

	Capital Markets – 0.7%

127,330	Morgan Stanley	4.000%		Ba1	2,635,731

	Food Products – 0.3%

41,734	CHS Inc.	6.750%		N/R	1,189,419

	Household Durables – 0.1%

63,610	Hovnanian Enterprises Incorporated, (16)	7.625%		Ca	316,778

	Insurance – 0.4%

60,000	AmTrust Financial Services Inc.	7.250%		N/R	1,551,600

42	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	Multi-Utilities – 0.5%

27,000	Dominion Resources Inc.	6.375%		Baa3	$1,399,680

	Real Estate Investment Trust – 1.6%

60,000	Colony Financial Inc., (16)	7.500%		N/R	1,476,600

50,960	Colony Financial Inc.	7.125%		N/R	1,191,955

52,558	Coresite Realty Corporation	7.250%		N/R	1,390,159

72,767	Northstar Realty Finance Corporation	8.500%		N/R	1,803,166
	Total Real Estate Investment Trust				5,861,880
	Total $25 Par (or similar) Preferred Securities (cost $13,449,446)				13,691,085

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 75.8%

	Aerospace & Defense – 2.1%

$1,700	Bombardier Inc., 144A, (5)	6.000%	10/15/22	B	$1,462,000

1,000	DigitalGlobe Inc., 144A	5.250%	2/01/21	BB	930,000

2,500	StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	2,493,750

2,867	Triumph Group Inc., (5)	4.875%	4/01/21	Ba3	2,694,980
	Total Aerospace & Defense				7,580,730

	Airlines – 0.5%

175	American Airlines Group Inc., 144A, (5)	4.625%	3/01/20	BB–	167,125

4,000	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	1,810,000
	Total Airlines				1,977,125

	Auto Components – 0.5%

1,950	Tupy S/A, 144A	6.625%	7/17/24	BB	1,867,125

	Banks – 0.5%

2,000	Royal Bank of Scotland, (5)	5.125%	5/28/24	BBB	1,951,000

	Building Products – 2.2%

1,450	Associated Materials Inc.	9.125%	11/01/17	B–	1,290,500

1,850	Builders FirstSource, Inc., 144A	10.750%	8/15/23	B–	2,011,875

809	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	BB–	833,270

1,500	NCI Building Systems, Inc., 144A	8.250%	1/15/23	BB–	1,612,185

2,000	NWH Escrow Corporation, 144A	7.500%	8/01/21	B	1,480,000

1,800	Odebrecht Finance Limited, 144A	7.125%	6/26/42	B+	774,000
	Total Building Products				8,001,830

	Chemicals – 4.2%

2,000	Chemours Co, (5)	6.625%	5/15/23	B+	1,700,000

2,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144A, (5)	9.250%	6/15/23	B+	2,035,000

1,000	Hexion Inc., (5)	10.000%	4/15/20	B3	935,000

1,500	Hexion US Finance Corporation, (5)	8.875%	2/01/18	CCC	1,301,250

NUVEEN	43

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Chemicals (continued)

$2,488	Kraton Polymers LLC/CAP, 144A	10.500%	4/15/23	B3	$2,649,720

3,525	Momentive Performance Materials Inc., (3), (8)	8.875%	10/15/20	N/R	—

3,525	Momentive Performance Materials Inc.	3.880%	10/24/21	B	2,802,375

2,000	Platform Specialty Products Corporation, 144A, (5)	10.375%	5/01/21	B+	2,015,000

125	PolyOne Corporation	5.250%	3/15/23	BB–	125,938

2,200	Tronox Finance LLC, (5)	6.375%	8/15/20	B	1,633,500
	Total Chemicals				15,197,783

	Commercial Services & Supplies – 1.7%

1,730	APX Group, Inc., 144A	7.875%	12/01/22	B1	1,742,975

2,000	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	2,130,000

2,315	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	2,199,250
	Total Commercial Services & Supplies				6,072,225

	Construction & Engineering – 1.0%

1,500	Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	266,250

1,500	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,357,500

2,472	Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	1,989,777
	Total Construction & Engineering				3,613,527

	Construction Materials – 1.8%

500	Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	550,000

2,750	Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,818,750

3,180	Reliance Intermediate Holdings LP, 144A, (5)	6.500%	4/01/23	BB–	3,307,200
	Total Construction Materials				6,675,950

	Consumer Finance – 1.4%

2,800	Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	2,673,300

600	Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	576,000

2,350	Enova International, Inc., (5)	9.750%	6/01/21	B	1,850,625
	Total Consumer Finance				5,099,925

	Containers & Packaging – 2.0%

2,315	Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	2,338,203

882	Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	B3	864,706

1,750	Coveris Holdings SA, 144A	7.875%	11/01/19	B–	1,699,688

2,250	PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	2,070,000

500	Reynolds Group, 144A	7.000%	7/15/24	CCC+	514,750
	Total Containers & Packaging				7,487,347

	Diversified Consumer Services – 0.9%

1,205	Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	668,775

3,185	Jones Group Inc.	6.125%	11/15/34	CCC–	398,125

2,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A, (5)	9.250%	5/15/23	B–	2,120,000
	Total Diversified Consumer Services				3,186,900

44	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 1.8%

$1,750	CNG Holdings Inc., 144A	9.375%	5/15/20	B–	$857,500

2,180	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,229,050

1,500	Nationstar Mortgage LLC Capital Corporation, (5)	7.875%	10/01/20	B+	1,406,250

2,113	NewStar Financial, Inc.	7.250%	5/01/20	BB–	1,965,090
	Total Diversified Financial Services				6,457,890

	Diversified Telecommunication Services – 2.2%

1,000	CenturyLink Inc., (5)	7.500%	4/01/24	BB+	1,010,000

1,950	Consolidated Communications Finance Company	6.500%	10/01/22	B–	1,750,125

1,000	Frontier Communications Corporation	11.000%	9/15/25	BB	1,038,750

1,750	GCI Inc., (5)	6.875%	4/15/25	BB–	1,770,790

1,000	IntelSat Jackson Holdings	7.250%	4/01/19	CCC	730,000

2,000	IntelSat Jackson Holdings	6.625%	12/15/22	Caa3	1,350,000

1,000	IntelSat Limited	7.750%	6/01/21	CC	245,000
	Total Diversified Telecommunication Services				7,894,665

	Electric Utilities – 1.6%

1,587	Energy Future Intermediate Holding Company LLC, 144A, (8)	11.750%	3/01/22	N/R	1,860,584

1,935	Intergen NV, 144A	7.000%	6/30/23	B+	1,369,012

2,750	Talen Energy Supply LLC	6.500%	6/01/25	B+	2,282,500

1,000	Texas Competitive Electric Holdings, 144A, (8)	11.500%	10/01/20	N/R	340,000
	Total Electric Utilities				5,852,096

	Energy Equipment & Services – 2.0%

700	Calfrac Holdings LP, 144A	7.500%	12/01/20	B	451,500

1,000	Murray Energy Corporation, 144A	11.250%	4/15/21	C	280,000

2,000	Noble Holding International Limited	6.050%	3/01/41	BBB	1,200,000

1,670	Pacific Drilling V Limited, 144A	7.250%	12/01/17	B–	684,700

1,000	SAExploration Holdings Inc.	10.000%	7/15/19	Caa3	460,000

2,209	SESI, LLC	7.125%	12/15/21	BB	2,126,163

2,000	Weatherford International Limited Bermuda, (5)	7.750%	6/15/21	BB–	1,947,500
	Total Energy Equipment & Services				7,149,863

	Food & Staples Retailing – 1.7%

2,000	Albertson’s, Inc.	7.450%	8/01/29	B–	1,940,000

2,250	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	2,113,594

1,750	Supervalu Inc., (5)	7.750%	11/15/22	B	1,460,900

1,000	Tops Holding LLC / Tops Markets II Corporation, 144A, (5)	8.000%	6/15/22	B–	880,000
	Total Food & Staples Retailing				6,394,494

	Food Products – 0.1%

500	Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	377,500

NUVEEN	45

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Equipment & Supplies – 1.1%

$1,500		GreatBatch Limited, 144A	9.125%	11/01/23	B–	$1,494,375

1,000		Tenet Healthcare Corporation	8.125%	4/01/22	B–	1,024,800

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B–	1,451,250
		Total Health Care Equipment & Supplies				3,970,425

		Health Care Providers & Services – 1.3%

1,500		Community Health Systems, Inc.	6.875%	2/01/22	B+	1,312,500

2,000		Kindred Healthcare Inc., (5)	8.750%	1/15/23	B–	1,973,760

1,500		Select Medical Corporation, (5)	6.375%	6/01/21	B–	1,440,000
		Total Health Care Providers & Services				4,726,260

		Hotels, Restaurants & Leisure – 1.4%

1,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., (5)	9.375%	5/01/22	B–	930,000

1,100	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	B–	804,598

2,285		Scientific Games International Inc.	6.250%	9/01/20	B–	1,445,263

2,100		Wynn Las Vegas LLC Corporation, 144A, (5)	5.500%	3/01/25	BB+	2,031,750
		Total Hotels, Restaurants & Leisure				5,211,611

		Household Durables – 1.1%

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	B2	1,440,000

2,500		KB Home	7.625%	5/15/23	B+	2,537,500
		Total Household Durables				3,977,500

		Independent Power & Renewable Electricity Producers – 1.8%

1,750		AES Corporation	6.000%	5/15/26	BB	1,787,187

2,750		Dynegy Inc., (5)	6.750%	11/01/19	B+	2,756,875

1,500		GenOn Energy Inc.	9.500%	10/15/18	CCC+	1,192,500

1,300		GenOn Energy Inc., (5)	9.875%	10/15/20	CCC+	923,000
		Total Independent Power & Renewable Electricity Producers				6,659,562

		Industrial Conglomerates – 0.2%

1,000		Techniplas, LLC, 144A	10.000%	5/01/20	B	740,000

		Insurance – 0.1%

570		Genworth Holdings Inc.	4.800%	2/15/24	Ba3	426,075

		Leisure Products – 0.3%

1,500	CAD	Gateway Casinos & Entertainment Limited, 144A	8.500%	11/26/20	B+	1,089,922

		Machinery – 0.9%

1,960		BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,685,600

1,750		CNH Industrial Capital LLC, (5)	4.375%	11/06/20	Ba1	1,767,500
		Total Machinery				3,453,100

		Marine – 2.7%

3,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	2,340,000

46	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Marine (continued)

$702		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	$626,535

2,900		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	2,276,500

1,336		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	941,880

2,000		Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	1,615,000

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,072,532
		Total Marine				9,872,447

		Media – 5.5%

1,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	1,873,125

2,650		Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	2,014,000

750		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	536,250

1,110		Dish DBS Corporation	5.125%	5/01/20	BB–	1,132,200

1,400		Dish DBS Corporation, 144A	7.750%	7/01/26	BB–	1,445,500

1,750		Lee Enterprises Inc., 144A, (5)	9.500%	3/15/22	B2	1,723,750

1,500		McClatchy Company, (5)	9.000%	12/15/22	B1	1,462,500

3,350		Numericable Group SA, 144A, (5)	7.375%	5/01/26	B+	3,312,308

1,750		Radio One Inc., 144A	7.375%	10/15/22	B	1,671,250

1,750		SiTV Inc., 144A	10.375%	7/01/19	B–	1,347,500

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,533,971

1,000		VTR Finance BV, 144A	6.875%	1/15/24	B+	996,980
		Total Media				20,049,334

		Metals & Mining – 7.2%

1,750		AK Steel Corporation, (5)	7.625%	10/01/21	B–	1,605,625

2,000		Alcoa Inc., (5)	5.125%	10/01/24	BBB–	1,995,000

1,500		Aleris International Inc., (5)	7.875%	11/01/20	B–	1,327,500

2,000		BlueScope Steel Limited Finance, 144A	6.500%	5/15/21	BB	2,070,800

2,500		Cliffs Natural Resources Inc., 144A	8.250%	3/31/20	B	2,525,000

2,000	EUR	Constellium N.V, 144A	4.625%	5/15/21	CCC+	1,741,585

2,349		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	1,961,415

1,425		Freeport McMoRan, Inc., (5)	4.550%	11/14/24	BBB–	1,246,875

1,135		Hudbay Minerals, Inc.	9.500%	10/01/20	B–	959,075

2,100		New Gold Incorporated, 144A	7.000%	4/15/20	B+	2,142,000

3,504		Northland Resources AB, 144A, Reg S	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S (8)	4.000%	10/15/20	N/R	16

2,000		Novellis Inc., (5)	8.750%	12/15/20	B	2,085,000

2,000		Teck Resources Limited	4.750%	1/15/22	B+	1,689,800

1,250		United States Steel Corporation, 144A	8.375%	7/01/21	BB	1,317,188

2,000		Vedanta Resources PLC, 144A	8.250%	6/07/21	B	1,645,000

2,500		Westmoreland Coal Co, 144A	8.750%	1/01/22	B–	1,868,750
		Total Metals & Mining				26,215,673

NUVEEN	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Multiline Retail – 0.2%

$1,000		J.C. Penney Company Inc.	7.400%	4/01/37	B+	$800,000

		Oil, Gas & Consumable Fuels – 12.0%

3,000		American Eagle Energy Corporation, 144A, (8)	11.000%	9/01/19	N/R	240,000

1,900		Armstrong Energy Inc.	11.750%	12/15/19	B–	836,000

1,000		Atlas Energy Holdings Operating Company, (8)	9.250%	8/15/21	C	130,000

1,100	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	722,648

2,750		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	CCC+	1,897,500

2,000		Calumet Specialty Products	7.625%	1/15/22	CCC+	1,415,000

3,000		CGG SA	6.875%	1/15/22	CCC	1,305,000

1,500		Chesapeake Energy Corporation	3.878%	4/15/19	B–	1,128,750

950		Chesapeake Energy Corporation	6.875%	11/15/20	B–	660,250

627		Chesapeake Energy Corporation, 144A, (5)	8.000%	12/15/22	B+	533,734

2,350		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	8.500%	12/15/19	B+	1,038,959

1,950		CONSOL Energy Inc.	5.875%	4/15/22	B	1,703,813

1,850		EnLink Midstream Partners LP	4.400%	4/01/24	BBB–	1,736,129

1,460		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	876,000

2,550		Genesis Energy LP, (5)	5.750%	2/15/21	B+	2,409,750

900		Genesis Energy LP	6.000%	5/15/23	B+	841,500

4,500		Golden Close Maritime Corporation Limited, 144A, Reg S, (8)	9.000%	10/24/19	N/R	1,034,928

2,125		Halcon Resources Corporation, 144A, (5)	8.625%	2/01/20	B3	2,004,130

390		Halcon Resources Corporation, 144A	12.000%	2/15/22	CCC+	356,850

148		Key Energy Services Inc.	6.750%	3/01/21	Ca	59,200

1,410		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,304,250

2,455		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,816,700

2,711		Metro Exploration Holding Inc., (8)	11.500%	2/16/20	N/R	271

2,500		Peabody Energy Corporation, (8)	6.500%	9/15/20	C	331,250

750		Penn Virginia Corporation, (8)	8.500%	5/01/20	N/R	288,750

1,950		Petrobras Global Finance BV	8.375%	5/23/21	BB	2,012,400

2,250		Range Resources Corporation, (5)	5.000%	3/15/23	BB+	2,109,375

2,000		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,760,000

352		Sabine Pass LNG LP	7.500%	11/30/16	BB+	358,688

1,000		Southwestern Energy Company	5.800%	1/23/20	BB–	977,500

860		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	825,600

2,000		Sunoco LP / Sunoco Finance Corp., 144A	5.500%	8/01/20	BB	1,975,000

700		Sunoco LP / Sunoco Finance Corp., 144A, (5)	6.250%	4/15/21	BB	701,309

2,030		Talos Production LLC, 144A	9.750%	2/15/18	CCC+	715,575

1,750		Teekay Corporation, 144A, (5)	8.500%	1/15/20	B+	1,465,625

1,445		Vanguard Natural Resources Finance	7.875%	4/01/20	CC	462,400

48	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,500	Williams Partners LP	5.250%	3/15/20	BBB–	$2,572,243

500	WPX Energy Inc.	7.500%	8/01/20	B	499,060

1,000	WPX Energy Inc., (5)	6.000%	1/15/22	B	930,000

1,770	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B	1,898,856
	Total Oil, Gas & Consumable Fuels				43,934,993

	Paper & Forest Products – 1.4%

4,550	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	2,093,000

2,000	Resolute Forest Products	5.875%	5/15/23	BB–	1,575,000

1,500	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,162,500

1,950	Verso Paper Holdings LLC, (8)	11.750%	1/15/19	N/R	316,875
	Total Paper & Forest Products				5,147,375

	Pharmaceuticals – 0.4%

1,700	VP Escrow Corporation, 144A, (5)	6.375%	10/15/20	B–	1,462,000

	Professional Services – 0.7%

2,625	CEB Inc., 144A	5.625%	6/15/23	BB–	2,556,094

	Real Estate Investment Trust – 0.6%

2,000	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	2,035,000

	Real Estate Management & Development – 0.8%

3,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,015,000

	Road & Rail – 0.7%

2,000	Avis Budget Car Rental, 144A, (5)	5.125%	6/01/22	B+	1,930,000

2,357	Jack Cooper Enterprises, Inc., 144A	10.500%	3/15/19	CCC–	742,405
	Total Road & Rail				2,672,405

	Semiconductors & Semiconductor Equipment – 0.3%

1,275	Advanced Micro Devices, Inc., (5)	7.000%	7/01/24	CCC	1,077,375

	Software – 0.2%

500	BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	B+	428,750

180	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	183,150
	Total Software				611,900

	Specialty Retail – 0.8%

2,851	Sally Holdings Inc.	5.750%	6/01/22	BB+	2,954,349

	Technology Hardware, Storage & Peripherals – 0.2%

700	Western Digital Corporation, 144A, (5)	10.500%	4/01/24	BB+	749,000

	Trading Companies & Distributors – 0.5%

2,000	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,900,000

	Transportation Infrastructure – 0.6%

2,000	Navigator Holdings Limited, 144A, Reg S	9.000%	12/18/17	N/R	2,030,218

NUVEEN	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 4.6%

$2,000	Altice Financing SA, 144A, (5)	6.625%	2/15/23	BB–	$1,963,740

2,000	Altice Financing SA, 144A	7.500%	5/15/26	BB–	1,965,000

1,900	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,672,000

2,000	Digicel Limited, 144A	6.000%	4/15/21	B1	1,725,000

2,255	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,221,175

3,000	Millicom International Cellular SA, 144A, (5)	6.000%	3/15/25	BB+	2,925,000

2,000	Sprint Communications Inc., 144A, (5)	7.000%	3/01/20	BB	2,093,980

2,000	T-Mobile USA Inc., (5)	6.625%	4/01/23	BB	2,114,240
	Total Wireless Telecommunication Services				16,680,135
	Total Corporate Bonds (cost $314,136,519)				276,855,728

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.0%

	Metals & Mining – 0.0%

$1,500	Great Western Mineral Group, Reg S, (8)	8.000%	4/06/17	N/R	$7,500

	Oil, Gas & Consumable Fuels – 0.0%

1,465	Alpha Natural Resources Inc., (8)	4.875%	12/15/20	N/R	3,663
$2,965	Total Convertible Bonds (cost $2,564,846)				11,163

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.0%

	Banks – 2.8%

$1,600	HSBC Holdings PLC, (5)	6.375%	N/A (10)	BBB	$1,524,000

2,000	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (10)	Ba3	1,725,000

1,903	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (10)	BB+	1,860,182

1,500	Royal Bank of Scotland Group PLC, (5)	7.500%	N/A (10)	BB–	1,380,000

2,600	Societe Generale, 144A	7.875%	N/A (10)	BB+	2,411,500

2,000	SunTrust Capital Trust I, Series A	4.000%	N/A (10)	Baa3	1,510,000
11,603	Total Banks				10,410,682

	Capital Markets – 0.3%

1,513	Goldman Sachs Capital II	4.000%	N/A (10)	Ba1	1,133,116

	Food Products – 0.6%

2,000	Land O’Lakes Inc., 144A	8.000%	N/A (10)	BB	2,045,000

	Industrial Conglomerates – 0.0%

2,000	OAS Financial Limited, 144A	8.875%	N/A (10)	N/R	23,000

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.3%

$1,300	DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	$936,000
$18,416	Total $1,000 Par (or similar) Institutional Preferred (cost $16,803,137)				14,547,798

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET–BACKED SECURITIES – 0.0%

$1	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$717
$1	Total Asset-Backed Securities (cost $709)				717

Shares	Description (1), (11)				Value

	INVESTMENT COMPANIES – 3.2%

28,000	Adams Natural Resources Fund Inc.				$563,080

124,000	Blackrock Credit Allocation Income Trust IV				1,614,480

165,500	First Trust Strategic High Income Fund II				1,979,380

28,500	Gabelli Global Gold Natural Resources and Income Trust				185,250

191,500	Invesco Dynamic Credit Opportunities Fund				2,110,330

188,500	Pimco Income Strategy Fund				1,935,895

115,000	Pioneer Floating Rate Trust				1,296,050

150,309	Western Asset Emerging Markets Income Fund				1,629,349

34,351	WhiteHorse Finance Incorporated				371,678
	Total Investment Companies (cost $12,516,306)				11,685,492

Shares	Description (1)				Value

	WARRANTS – 0.0%

336,891	Iona Energy Inc., (3)				$—

6,707	FairPoint Communications Inc., (16)				101
	Total Warrants (cost $0)				101
	Total Long-Term Investments (cost $390,937,167)				342,104,332

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 20.1%

	Money Market Funds – 20.1%

73,403,049	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.557% (12)			$73,403,049
	Total Investments Purchased with Collateral from Securities Lending (cost $73,403,049)				73,403,049
	Total Investments (cost 464,340,216) – 113.8%				415,507,381
	Borrowings – (5.5)% (14)				(20,000,000)
	Other Assets Less Liabilities – (8.3)% (15)				(30,465,075)
	Net Assets – 100%				$365,042,306

NUVEEN	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2016

Investments in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Citigroup Global Markets, Inc.	Euro	1,430,900	U.S. Dollar	1,609,691	7/29/16	$20,014
Goldman Sacks Bank USA	Canadian Dollar	7,622,000	U.S. Dollar	5,821,365	7/29/16	(78,951)
Goldman Sacks Bank USA	U.S. Dollar	1,030,196	Canadian Dollar	1,320,000	7/29/16	(8,362)
						$(67,299)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation Depreciation
U.S. Treasury 5-Year Note	Short	(89)	9/16	$(10,872,602)	$(6,953)	$(195,832)
U.S. Treasury 10-Year Note	Long	135	9/16	17,952,891	(10,547)	468,295
				$7,080,289	$(17,500)	$272,463

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes, the ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $70,945,221.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	Perpetual security. Maturity date is not applicable.

(11)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Borrowings as a percentage of total investments is 4.8%.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(16)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

See accompanying notes to financial statements.

52	NUVEEN

Nuveen Strategic Income Fund

Portfolio of Investments	June 30, 2016

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.2%

	Electric Utilities – 0.1%

15,000	Exelon Corporation	6.500%		BB+	$740,100

	Independent Power & Renewable Electricity Producers – 0.1%

7,500	Dynegy Inc., (5)	5.375%		N/R	464,625
	Total Convertible Preferred Securities (cost $1,488,400)				1,204,725

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.6% (7)

	Auto Components – 0.1%

$983	Cooper-Standard Automotive Inc., Term Loan B	4.000%	3/28/21	BB–	$982,090

	Containers & Packaging – 0.3%

1,000	Packaging Coordinators Inc., Second Lien Term Loan, (WI/DD)	TBD	TBD	CCC+	980,000

1,000	Packaging Coordinators Inc., First Lien Term Loan, (WI/DD)	TBD	TBD	B	1,000,000
2,000	Total Containers & Packaging				1,980,000

	Diversified Financial Services – 0.1%

993	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	977,613

	Health Care Equipment & Supplies – 0.1%

988	Surgery Center Holdings Inc., First Lien Term Loan	5.250%	7/24/20	B	988,426

	Hotels, Restaurants & Leisure – 0.5%

1,970	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	1,915,113

1,489	Lifetime Fitness, Term Loan B	4.250%	6/03/22	BB–	1,459,441

975	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	936,000
4,434	Total Hotels, Restaurants & Leisure				4,310,554

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	55,924

819	Empire Generating Company LLC	5.250%	3/13/21	B+	703,011
884	Total Independent Power & Renewable Electricity Producers				758,935

NUVEEN	53

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (6)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels – 0.1%

$977	Arch Coal Inc., Term Loan B	7.500%	5/16/18	C	$460,537

2,000	Samson Investment Company Second Lien Term Loan, (8)	5.000%	9/25/18	N/R	116,250
2,977	Total Oil, Gas & Consumable Fuels				576,787

	Professional Services – 0.3%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	965,000

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	965,000
2,000	Total Professional Services				1,930,000
$15,259	Total Variable Rate Senior Loan Interests (cost $15,132,195)				12,504,405

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3%

	Banks – 0.3%

20,600	AgriBank FCB, (9)	6.875%		BBB+	$2,172,657

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	6.375%		Baa3	259,200
	Total $25 Par (or similar) Retail Preferred (cost $2,310,000)				2,431,857

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 74.2%

	Aerospace & Defense – 1.2%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB+	$2,953,395

1,000	Bombardier Inc., 144A	7.500%	3/15/18	B	1,027,500

1,140	Exelis, Inc.	5.550%	10/01/21	BBB–	1,293,412

3,000	Martin Marietta Materials	4.250%	7/02/24	BBB+	3,196,737

1,500	Triumph Group Inc., (5)	4.875%	4/01/21	Ba3	1,410,000
	Total Aerospace & Defense				9,881,044

	Air Freight & Logistics – 0.1%

1,200	XPO Logistics, Inc., 144A, (5)	6.500%	6/15/22	B2	1,144,500

	Airlines – 0.9%

2,000	American Airlines Group Inc., 144A, (5)	4.625%	3/01/20	BB–	1,910,000

1,641	American Airlines Inc., Pass-Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,689,934

2,764	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	3,116,773

1,500	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B	678,750
	Total Airlines				7,395,457

	Auto Components – 0.5%

1,575	American & Axle Manufacturing Inc., (5)	6.625%	10/15/22	BB–	1,685,250

1,580	Tenneco Inc., (5)	5.375%	12/15/24	BB+	1,639,250

54	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Auto Components (continued)

$1,000	Tupy S/A, 144A	6.625%	7/17/24	BB	$957,500
	Total Auto Components				4,282,000

	Automobiles – 0.8%

3,000	General Motors Corporation, (5)	4.000%	4/01/25	BBB–	3,025,224

3,240	General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	3,332,457
	Total Automobiles				6,357,681

	Banks – 8.8%

6,520	Bank of America Corporation, (5)	4.000%	4/01/24	A	6,961,704

4,210	Bank of America Corporation	4.200%	8/26/24	A–	4,353,856

6,100	Bank of America Corporation, (5)	4.450%	3/03/26	A–	6,383,394

4,025	Bank of America Corporation	4.250%	10/22/26	A–	4,176,489

2,700	Barclays Bank PLC	3.650%	3/16/25	A	2,596,236

1,250	CIT Group Inc.	5.000%	8/01/23	BB+	1,259,375

5,710	Citigroup Inc.	3.750%	6/16/24	A	6,012,339

1,610	Citigroup Inc.	3.300%	4/27/25	A	1,649,928

6,000	Citigroup Inc.	4.300%	11/20/26	A–	6,184,836

2,695	Citigroup Inc.	4.450%	9/29/27	A–	2,770,692

3,465	GE Capital International Funding CO, 144A	4.418%	11/15/35	AA+	3,886,957

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	2,941,235

3,605	JPMorgan Chase & Company	3.375%	5/01/23	A	3,675,925

3,000	JPMorgan Chase & Company	3.875%	9/10/24	A	3,103,905

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	3,124,302

1,250	Popular Inc.	7.000%	7/01/19	BB–	1,225,000

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,248,186

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,423,374

2,485	Societe Generale, 144A	5.000%	1/17/24	A–	2,585,193

1,960	Standard Chartered PLC, 144A	5.700%	3/26/44	A	1,994,263
	Total Banks				69,557,189

	Beverages – 0.6%

1,250	Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,128,125

1,350	Constellation Brands Inc.	4.250%	5/01/23	BB+	1,404,000

2,000	DS Services of America, Inc., 144A	10.000%	9/01/21	Ba2	2,245,000
	Total Beverages				4,777,125

	Building Products – 1.0%

1,415	Builders FirstSource, Inc., 144A, (5)	7.625%	6/01/21	B+	1,478,675

750	Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	570,000

1,080	Masco Corporation	5.950%	3/15/22	BBB	1,207,580

1,500	NCI Building Systems, Inc., 144A	8.250%	1/15/23	BB–	1,612,185

NUVEEN	55

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Building Products (continued)

$2,740	Owens Corning Incorporated	4.200%	12/15/22	BBB–	$2,922,142
	Total Building Products				7,790,582

	Capital Markets – 5.0%

900	Goldman Sachs Group, Inc., (5)	5.750%	1/24/22	A	1,045,607

14,800	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	15,879,216

1,920	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	1,986,864

9,295	Morgan Stanley	4.000%	7/23/25	A	9,957,808

10,500	Morgan Stanley, (5)	3.950%	4/23/27	A–	10,591,109
	Total Capital Markets				39,460,604

	Chemicals – 2.5%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	3,053,037

2,125	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,130,312

1,000	Chemours Co, (5)	6.625%	5/15/23	B+	850,000

1,450	Hexion Inc.	6.625%	4/15/20	B3	1,212,635

500	Huntsman International LLC, (5)	4.875%	11/15/20	B1	502,500

1,500	Kraton Polymers LLC/CAP, 144A	10.500%	4/15/23	B3	1,597,500

2,000	Momentive Performance Materials Inc., (3), (8)	8.875%	10/15/20	N/R	—

2,000	Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,590,000

1,500	NOVA Chemicals Corporation, 144A, (5)	5.250%	8/01/23	BBB–	1,507,500

1,350	NOVA Chemicals Corporation, 144A, (5)	5.000%	5/01/25	BBB–	1,336,500

1,000	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,060,000

1,975	Platform Specialty Products Corporation, 144A, (5)	6.500%	2/01/22	B+	1,738,000

1,605	PolyOne Corporation	5.250%	3/15/23	BB–	1,617,037

715	Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB–	611,325

1,055	Tronox Finance LLC, (5)	6.375%	8/15/20	B	783,337
	Total Chemicals				19,589,683

	Commercial Services & Supplies – 1.4%

500	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	507,500

1,290	ADT Corporation	6.250%	10/15/21	Ba2	1,378,365

1,585	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	1,585,000

1,975	APX Group, Inc., 144A, (5)	7.875%	12/01/22	B1	1,989,812

1,157	Casella Waste Systems Inc.	7.750%	2/15/19	B	1,180,863

1,220	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,253,550

1,500	GFL Environmental Corporation, 144A	9.875%	2/01/21	B	1,597,500

1,250	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,187,500

800	R.R. Donnelley & Sons Company	7.625%	6/15/20	BB–	838,000
	Total Commercial Services & Supplies				11,518,090

56	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Construction & Engineering – 0.2%

$1,450		AECOM Technology Corporation	5.750%	10/15/22	BB–	$1,479,000

500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC+	88,750
		Total Construction & Engineering				1,567,750

		Construction Materials – 0.8%

1,500		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	1,650,000

1,500		Cemex SAB de CV, 144A, (5)	5.700%	1/11/25	BB–	1,421,250

1,000		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,027,500

2,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,080,000
		Total Construction Materials				6,178,750

		Consumer Finance – 2.0%

2,495		Ally Financial Inc.	5.750%	11/20/25	BB	2,501,237

3,938		Capital One Bank	3.375%	2/15/23	Baa1	4,029,578

750		Credit Acceptance Corporation	7.375%	3/15/23	BB	720,000

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,662,642

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,527,173

1,500		First Data Corporation, 144A, (5)	7.000%	12/01/23	B	1,522,500
		Total Consumer Finance				15,963,130

		Containers & Packaging – 1.4%

1,202		Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	1,213,596

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	BB–	1,647,247

2,385		Packaging Corporation of America	3.650%	9/15/24	BBB	2,464,573

1,500		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,380,000

1,350		Reynolds Group, 144A	5.125%	7/15/23	B+	1,366,875

2,640		Rock–Tenn Company	4.900%	3/01/22	BBB	2,930,915
		Total Containers & Packaging				11,003,206

		Diversified Consumer Services – 0.3%

500		Gibson Brands Inc., 144A	8.875%	8/01/18	CCC+	277,500

1,750		Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,855,000
		Total Diversified Consumer Services				2,132,500

		Diversified Financial Services – 1.7%

3,510		BNP Paribas, 144A	4.375%	5/12/26	A	3,546,293

750		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	367,500

1,650		Fly Leasing Limited, (5)	6.750%	12/15/20	BB	1,658,250

1,750		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	1,789,375

1,745		Nationstar Mortgage LLC Capital Corporation, (5)	7.875%	10/01/20	B+	1,635,937

1,000		NewStar Financial, Inc.	7.250%	5/01/20	BB–	930,000

3,705		Synchrony Financial	4.250%	8/15/24	BBB–	3,836,038
		Total Diversified Financial Services				13,763,393

NUVEEN	57

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services – 3.2%

$3,335	AT&T, Inc.	3.800%	3/15/22	A–	$3,552,715

1,250	AT&T, Inc.	5.550%	8/15/41	A–	1,401,955

1,000	CenturyLink Inc.	6.750%	12/01/23	BB+	982,500

2,240	Frontier Communications Corporation	8.500%	4/15/20	BB	2,377,200

2,500	Frontier Communications Corporation	11.000%	9/15/25	BB	2,596,875

2,750	GCI Inc., (5)	6.875%	4/15/25	BB–	2,782,670

900	IntelSat Jackson Holdings	7.500%	4/01/21	Caa2	621,000

1,000	IntelSat Jackson Holdings	6.625%	12/15/22	Caa3	675,000

1,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	1,010,000

2,500	Neptune Finco Corporation, 144A, (5)	10.125%	1/15/23	B2	2,800,000

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,548,800

1,540	Verizon Communications	5.150%	9/15/23	A–	1,794,223

1,165	Verizon Communications	3.500%	11/01/24	A–	1,241,311

675	Verizon Communications	4.862%	8/21/46	A–	737,133
	Total Diversified Telecommunication Services				25,121,382

	Electric Utilities – 0.8%

2,600	Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	2,576,990

1,115	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	1,179,333

1,250	Intergen NV, 144A	7.000%	6/30/23	B+	884,375

1,000	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	880,000

1,300	Talen Energy Supply LLC	6.500%	6/01/25	B+	1,079,000
	Total Electric Utilities				6,599,698

	Electronic Equipment, Instruments & Components – 0.1%

1,165	Anixter Inc.	5.125%	10/01/21	BB+	1,182,475

	Energy Equipment & Services – 1.0%

1,500	Ensco PLC	5.200%	3/15/25	BBB	1,042,500

2,430	Noble Holding International Limited	5.950%	4/01/25	BBB	1,937,925

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	2,012,236

750	Pacific Drilling V Limited, 144A	7.250%	12/01/17	B–	307,500

2,750	Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,822,124
	Total Energy Equipment & Services				8,122,285

	Food & Staples Retailing – 1.0%

1,675	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B	1,573,453

1,475	Sysco Corporation	3.300%	7/15/26	A3	1,531,085

2,000	Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B–	1,760,000

3,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	3,179,862
	Total Food & Staples Retailing				8,044,400

58	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Food Products – 0.9%

$1,500		BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB	$1,488,750

2,000		Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	2,080,398

2,235		Kraft Heinz Foods Company, 144A	4.375%	6/01/46	BBB–	2,365,263

1,295		Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	1,291,762
		Total Food Products				7,226,173

		Gas Utilities – 0.2%

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,228,125

		Health Care Equipment & Supplies – 0.4%

400	EUR	Ephios Bondco PLC, 144A	6.250%	7/01/22	B+	466,913

1,375		GreatBatch Limited, 144A	9.125%	11/01/23	B–	1,369,844

1,000		Tenet Healthcare Corporation, (5)	4.375%	10/01/21	BB	995,000
		Total Health Care Equipment & Supplies				2,831,757

		Health Care Providers & Services – 0.9%

2,000		Community Health Systems, Inc.	6.875%	2/01/22	B+	1,750,000

1,250		HCA Inc.	5.375%	2/01/25	BB	1,281,250

1,750		Kindred Healthcare Inc., (5)	6.375%	4/15/22	B–	1,561,875

1,000		Mednax Inc., 144A	5.250%	12/01/23	BBB–	1,012,500

1,250		Select Medical Corporation, (5)	6.375%	6/01/21	B–	1,200,000
		Total Health Care Providers & Services				6,805,625

		Hotels, Restaurants & Leisure – 1.1%

1,500		1011778 BC ULC/New Red Finance Inc., 144A	6.000%	4/01/22	B–	1,555,785

1,550		Caesars Entertainment Resort Properties LLC	8.000%	10/01/20	B+	1,553,875

750		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., (5)	9.375%	5/01/22	B–	697,500

1,100		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,116,500

1,100		International Game Technology PLC, 144A	6.250%	2/15/22	BB+	1,127,269

1,500		Scientific Games Corporation, 144A, (5)	7.000%	1/01/22	BB–	1,507,500

1,450		Wynn Macau Limited, 144A, (5)	5.250%	10/15/21	BB	1,410,560
		Total Hotels, Restaurants & Leisure				8,968,989

		Household Durables – 1.7%

1,875		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,870,312

2,940		Harman International Industries, Inc.	4.150%	5/15/25	BBB–	3,067,449

1,750		KB Home, (5)	7.000%	12/15/21	B+	1,758,750

1,000		KB Home	7.625%	5/15/23	B+	1,015,000

2,505		Newell Brands Inc.	4.200%	4/01/26	BBB–	2,716,908

1,350		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,387,125

1,740		William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,787,850
		Total Household Durables				13,603,394

NUVEEN	59

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Household Products – 0.2%

$1,300	Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	$1,316,453

	Independent Power & Renewable Electricity Producers – 1.3%

2,000	AES Corporation	7.375%	7/01/21	BB	2,255,000

1,000	Columbia Pipeline Group, Inc.	4.500%	6/01/25	Baa2	1,075,412

1,250	Dynegy Inc., (5)	6.750%	11/01/19	B+	1,253,125

2,000	Dynegy Inc., (5)	7.625%	11/01/24	B+	1,917,500

1,395	GenOn Energy Inc.	9.500%	10/15/18	CCC+	1,109,025

1,500	GenOn Energy Inc., (5)	9.875%	10/15/20	CCC+	1,065,000

1,500	NRG Energy Inc.	6.625%	3/15/23	BB–	1,477,500
	Total Independent Power & Renewable Electricity Producers				10,152,562

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	1,067,500

1,000	Stena AB, 144A, (5)	7.000%	2/01/24	BB	787,500
	Total Industrial Conglomerates				1,855,000

	Insurance – 3.2%

2,475	AFLAC Insurance	6.450%	8/15/40	A–	3,293,621

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,027,867

3,255	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	2,433,112

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,724,548

2,535	Lincoln National Corporation	4.000%	9/01/23	A–	2,636,517

3,015	Symetra Financial Corporation	4.250%	7/15/24	Baa1	3,134,412

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	2,054,779

4,790	XLIT Limited	4.450%	3/31/25	BBB	4,835,927
	Total Insurance				25,140,783

	Internet Software & Services – 0.4%

2,865	eBay Inc.	3.800%	3/09/22	BBB+	3,044,656

	IT Services – 0.2%

1,730	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	1,764,600

	Machinery – 1.1%

1,500	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,290,000

1,260	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B	1,108,800

1,060	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	1,032,175

3,280	Pentair Finance SA	4.650%	9/15/25	BBB–	3,398,254

1,784	Terex Corporation	6.000%	5/15/21	BB	1,786,230
	Total Machinery				8,615,459

	Marine – 0.4%

1,900	Eletson Holdings Inc., 144A	9.625%	1/15/22	B+	1,482,000

1,340	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,051,900

60	NUVEEN

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Marine (continued)

$820		Navios South American Logistics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	$578,100
		Total Marine				3,112,000

		Media – 5.0%

2,750		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,608,294

1,500		Altice S.A, 144A	7.750%	5/15/22	B	1,515,000

2,260		CBS Corporation, (5)	4.000%	1/15/26	BBB	2,413,443

1,175		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,119,187

740		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	749,250

2,560		Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation, 144A	4.908%	7/23/25	BBB	2,790,136

1,000		Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	715,000

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,458,481

3,000		Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	3,023,001

1,000		CSC Holdings Inc.	8.625%	2/15/19	B+	1,100,000

1,590		Dish DBS Corporation	5.875%	11/15/24	BB–	1,484,662

1,000		Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	1,040,630

1,500		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,477,500

1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	1,030,000

2,006		Numericable Group SA, 144A, (5)	6.000%	5/15/22	B+	1,950,835

1,500		Radio One Inc., 144A	7.375%	10/15/22	B	1,432,500

1,310		Sinclair Television Group	6.375%	11/01/21	B+	1,375,500

1,000		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,038,750

1,805		Time Warner Inc.	3.875%	1/15/26	BBB+	1,947,052

1,750		Tribune Media Company, (5)	5.875%	7/15/22	BB–	1,741,250

750		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	768,675

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,407,762

2,000		VTR Finance BV, 144A	6.875%	1/15/24	B+	1,993,960

1,750		WMG Acquisition Group, 144A	6.000%	1/15/21	Ba3	1,802,500
		Total Media				39,983,368

		Metals & Mining – 2.6%

1,000		AK Steel Corporation, (5)	7.625%	10/01/21	B–	917,500

1,400		Alcoa Inc., (5)	5.400%	4/15/21	BBB–	1,485,750

1,500		Aleris International Inc., 144A	9.500%	4/01/21	B	1,541,250

1,930		Allegheny Technologies Inc.	7.625%	8/15/23	B	1,611,550

1,780		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	1,735,500

2,015		ArcelorMittal, (5)	7.250%	2/25/22	BB+	2,120,788

1,500		ArcelorMittal, (5)	6.125%	6/01/25	BB+	1,492,500

500		Constellium N.V, 144A	8.000%	1/15/23	CCC+	440,000

1,450		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB–	1,450,000

NUVEEN	61

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Metals & Mining (continued)

$935		First Quantum Minerals Limited, 144A	6.750%	2/15/20	B	$780,725

1,885		Freeport McMoRan, Inc., (5)	3.550%	3/01/22	BBB–	1,658,800

2,150		Newmont Mining Corporation	3.500%	3/15/22	BBB	2,232,786

1,250		Novellis Inc., (5)	8.750%	12/15/20	B	1,303,125

1,200		Teck Resources Limited	3.750%	2/01/23	B+	912,000

1,125		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB–	1,046,250
		Total Metals & Mining				20,728,524

		Multiline Retail – 0.1%

1,000		J.C. Penney Company Inc.	8.125%	10/01/19	B+	1,036,250

		Oil, Gas & Consumable Fuels – 8.0%

1,565		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	1,755,476

1,000		Antero Resources Corporation, (5)	5.125%	12/01/22	BB	960,000

3,650		Apache Corporation	4.250%	1/15/44	BBB	3,535,467

1,700	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,116,820

1,500		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	CCC+	1,035,000

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,715,075

419		California Resources Corporation, 144A	8.000%	12/15/22	B	297,490

1,025		Calumet Specialty Products	7.625%	1/15/22	CCC+	725,187

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,425,434

1,000		Chesapeake Energy Corporation, 144A, (5)	8.000%	12/15/22	B+	851,250

1,425		Concho Resources Inc.	5.500%	10/01/22	BB+	1,432,125

1,500		CONSOL Energy Inc.	5.875%	4/15/22	B	1,310,625

1,865		Continental Resources Inc., (5)	5.000%	9/15/22	BB+	1,817,685

1,400		Energy Transfer Equity LP	5.875%	1/15/24	BB+	1,361,500

1,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	940,000

2,315		EnLink Midstream Partners LP	4.150%	6/01/25	BBB–	2,134,520

500		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	CCC+	300,000

1,400		Gibson Energy, 144A	6.750%	7/15/21	BB	1,393,000

910		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	757,575

292		Halcon Resources Corporation., 144A	12.000%	2/15/22	CCC+	267,180

2,300		Hess Corporation, (5)	3.500%	7/15/24	BBB	2,217,844

2,415		Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,446,298

2,375		Marathon Petroleum Corporation, (5)	3.625%	9/15/24	BBB	2,333,281

685		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	633,625

1,950		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,443,000

2,000		MPLX LP	4.000%	2/15/25	BBB–	1,817,532

2,060		Newfield Exploration Company	5.375%	1/01/26	BB+	2,003,350

1,550		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,410,500

62	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$625	Oasis Petroleum Inc., (5)	6.875%	3/15/22	B+	$578,125

1,275	Petro Canada	6.800%	5/15/38	A–	1,677,909

1,250	Range Resources Corporation, (5)	5.000%	3/15/23	BB+	1,171,875

2,000	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,239,690

1,570	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,381,600

1,345	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	1,358,450

2,600	Southeast Supply Header LLC, 144A	4.250%	6/15/24	Baa2	2,576,808

1,445	Southwestern Energy Company	4.100%	3/15/22	BB–	1,289,662

1,765	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,694,400

1,520	Targa Resources Inc.	4.250%	11/15/23	BB–	1,364,200

2,585	Transocean Inc.	4.300%	10/15/22	BB–	1,828,887

2,075	Valero Energy Corporation, (5)	3.650%	3/15/25	BBB	2,078,870

825	Vanguard Natural Resources Finance	7.875%	4/01/20	CC	264,000

500	Western Refining Inc.	6.250%	4/01/21	B	455,000

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,809,654

885	WPX Energy Inc.	7.500%	8/01/20	B	883,336
	Total Oil, Gas, & Consumable Fuels				63,089,305

	Paper & Forest Products – 0.7%

2,100	Domtar Corporation	6.750%	2/15/44	BBB–	2,298,364

1,200	Mercer International Inc., (5)	7.750%	12/01/22	B+	1,200,000

1,500	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	690,000

1,250	Resolute Forest Products, (5)	5.875%	5/15/23	BB–	984,375

750	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	581,250
	Total Paper & Forest Products				5,753,989

	Personal Products – 0.3%

1,915	International Paper Company	8.700%	6/15/38	BBB	2,785,134

	Pharmaceuticals – 0.2%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B	1,804,800

	Professional Services – 0.2%

1,500	CEB Inc., 144A	5.625%	6/15/23	BB–	1,460,625

	Real Estate Investment Trust – 2.8%

3,070	American Tower Company, (5)	5.000%	2/15/24	BBB	3,470,089

1,500	Communications Sales & Leasing Inc., 144A, (5)	6.000%	4/15/23	BB+	1,526,250

2,000	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	2,059,422

1,000	Geo Group Inc.	6.000%	4/15/26	Ba3	1,010,000

2,060	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,144,005

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,151,228

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	Baa2	1,546,318

NUVEEN	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Investment Trust (continued)

$1,225	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B	$1,254,094

3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	3,056,619

1,165	Vereit Operating Partner	4.600%	2/06/24	BB+	1,173,737

2,500	Wells Fargo & Company	4.100%	6/03/26	A+	2,671,128
	Total Real Estate Investment Trust				22,062,890

	Real Estate Management & Development – 0.3%

500	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	500,000

1,250	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,256,250

705	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	676,800
	Total Real Estate Management & Development				2,433,050

	Road & Rail – 0.5%

1,130	Avis Budget Car Rental, 144A, (5)	6.375%	4/01/24	B+	1,118,700

500	HERC Rental Inc.	7.750%	6/01/24	B+	487,500

1,000	Hertz Corporation, (5)	7.375%	1/15/21	B	1,032,500

1,350	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,336,500
	Total Road & Rail				3,975,200

	Software – 0.7%

1,730	Computer Sciences Corporation	4.450%	9/15/22	BBB	1,844,529

1,000	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	1,017,500

2,500	Total System Services Inc.	3.750%	6/01/23	BBB–	2,539,413
	Total Software				5,401,442

	Specialty Retail – 1.6%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,116,564

2,745	Bed Bath and Beyond Incorporated	4.915%	8/01/34	BBB+	2,563,495

1,175	Guitar Center Inc., 144A	6.500%	4/15/19	B2	1,010,500

1,500	L Brands, Inc.	6.875%	11/01/35	BB+	1,518,750

4,485	Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,378,930

1,000	The Men’s Warehouse Inc., (5)	7.000%	7/01/22	B2	840,000
	Total Specialty Retail				12,428,239

	Technology Hardware, Storage & Peripherals – 0.7%

2,970	Hewlett Packard Enterprise Co, 144A, (5)	4.900%	10/15/25	A–	3,104,562

950	NCR Corporation	6.375%	12/15/23	BB	969,000

1,425	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,517,625
	Total Technology Hardware, Storage & Peripherals				5,591,187

	Textiles, Apparel & Luxury Goods – 0.3%

2,195	Levi Strauss & Company	5.000%	5/01/25	BB	2,205,975

	Thrifts & Mortgage Finance – 0.2%

1,500	Radian Group Inc.	7.000%	3/15/21	BB–	1,604,070

64	NUVEEN

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Tobacco – 0.2%

$1,006	Altria Group Inc.	9.950%	11/10/38	A–	$1,810,674

	Trading Companies & Distributors – 0.3%

1,995	Air Lease Corporation, (5)	3.875%	4/01/21	BBB–	2,054,850

	Transportation Infrastructure – 0.2%

1,185	Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	1,238,325

	Wireless Telecommunication Services – 1.8%

1,500	Altice Financing SA, 144A	6.625%	2/15/23	BB–	1,472,805

2,000	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,760,000

1,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,043,750

3,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB	2,982,954

1,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	985,000

2,100	Millicom International Cellular SA, 144A, (5)	6.000%	3/15/25	BB+	2,047,500

1,500	Sprint Corporation	7.250%	9/15/21	B+	1,278,750

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,346,625

1,050	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,104,128
	Total Wireless Telecommunication Services				14,021,512
	Total Corporate Bonds (cost $585,296,440)				588,567,909

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.0%

	Banks – 4.1%

$1,590	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (5)	6.750%	N/A (11)	Baa1	$1,641,993

1,000	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (11)	BB	997,700

1,695	Bank of America Corporation	6.300%	N/A (11)	BB+	1,794,581

3,895	Barclays PLC	8.250%	N/A (11)	BB+	3,807,207

1,965	Citigroup Inc.	6.250%	N/A (11)	BB+	2,023,950

2,000	Cobank Agricultural Credit Bank	6.250%	N/A (11)	BBB+	2,112,024

1,525	Fifth Third Bancorp.	5.100%	N/A (11)	Baa3	1,441,125

2,410	HSBC Holdings PLC, (5)	6.875%	N/A (11)	BBB	2,397,950

2,000	ING Groep N.V	6.000%	N/A (11)	BBB–	1,880,000

1,300	Intesa Sanpaolo SpA, 144A, (5)	7.700%	N/A (11)	Ba3	1,121,250

2,000	JPMorgan Chase & Company, (5)	6.750%	N/A (11)	BBB–	2,202,500

2,413	Lloyd’s Banking Group PLC, (5)	7.500%	N/A (11)	BB+	2,358,707

1,600	Nordea Bank AB, 144A	6.125%	N/A (11)	BBB	1,512,000

655	Royal Bank of Scotland Group PLC	7.500%	N/A (11)	BB–	602,600

2,000	Societe Generale, 144A	7.875%	N/A (11)	BB+	1,855,000

NUVEEN	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$2,000	Standard Chartered PLC, 144A, (5)	6.500%	N/A (11)	BBB–	$1,835,000

2,620	SunTrust Bank Inc., (5)	5.625%	N/A (11)	Baa3	2,633,100
32,668	Total Banks				32,216,687

	Capital Markets – 0.6%

2,300	Goldman Sachs Group Inc.	5.375%	N/A (11)	Ba1	2,274,516

2,800	UBS Group AG, Reg S	7.125%	N/A (11)	BB+	2,779,000
5,100	Total Capital Markets				5,053,516

	Consumer Finance – 0.2%

1,620	American Express Company	5.200%	N/A (11)	Baa2	1,568,970

	Diversified Financial Services – 0.7%

3,110	BNP Paribas, 144A	7.375%	N/A (11)	BBB–	3,044,690

2,445	BNP Paribas, 144A	7.625%	N/A (11)	BBB–	2,445,000
5,555	Total Diversified Financial Services				5,489,690

	Electric Utilities – 0.3%

2,720	Electricite de France, 144A	5.250%	N/A (11)	Baa2	2,590,800

	Food Products – 0.4%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A (11)	BB	2,842,550

	Industrial Conglomerates – 0.4%

3,086	General Electric Company	5.000%	N/A (11)	AA–	3,278,875

1,000	OAS Financial Limited, 144A	8.875%	N/A (11)	N/R	11,500
4,086	Total Industrial Conglomerates				3,290,375

	Insurance – 0.5%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,538,250

2,500	Sirius International Group Limited, 144A	7.506%	N/A (11)	BB+	2,509,375
4,000	Total Insurance				4,047,625

	Real Estate Investment Trust – 0.8%

3,000	Wachovia Capital Trust III	5.570%	N/A (11)	BBB	2,962,614

3,000	Wells Fargo & Company	5.875%	N/A (11)	BBB	3,198,750
6,000	Total Real Estate Investment Trust				6,161,364
$64,529	Total $1,000 Par (or similar) Institutional Preferred (cost $63,602,042)				63,261,577

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 9.2%

$1,056	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,097,780

2,344	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	2,515,289

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,558,176

66	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$31		Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	$29,890

1,200		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.512%	9/17/48	A–	1,215,010

770		Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/17/48	BBB–	574,521

2,400		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.427%	9/10/28	BBB–	2,412,899

4,544		Colony American Homes Trust 2014-1A	1.596%	5/17/31	Aaa	4,506,259

3,000		Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.843%	6/15/34	A	2,959,665

3,940		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.264%	3/12/48	A–	3,925,416

2,860		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.645%	10/13/48	A–	2,795,703

181		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	181,857

202		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	194,629

341		Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.611%	2/25/34	BB+	327,221

1,004		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	920,073

157		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	164,339

296		Fannie Mae Mortgage Interest Stripss 366 25, (I/O)	5.000%	9/01/24	Aaa	17,940

960		Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,077,494

109		Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	121,916

121		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	135,277

33		Fannie Mae Mortgage Pool 725553	2.505%	9/01/33	Aaa	35,567

170		Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	193,418

67		Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	77,198

53		Fannie Mae Mortgage Pool 735606	2.226%	5/01/35	Aaa	54,930

48		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	54,340

248		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	279,979

245		Fannie Mae Mortgage Pool 745548	2.659%	1/01/35	Aaa	253,500

52		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	58,564

86		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	98,737

68		Fannie Mae Mortgage Pool 838948	2.070%	8/01/35	Aaa	71,163

46		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	53,331

—	(12)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	189

128		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	146,750

14		Fannie Mae Mortgage Pool 905597	5.678%	12/01/36	Aaa	14,765

65		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	74,241

56		Fannie Mae Mortgage Pool 946228	6.159%	9/01/37	Aaa	60,450

—	(12)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	97

306		Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	344,152

NUVEEN	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$265	Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	$297,768

46	Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	47,153

13,060	Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	13,761,464

239	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	1.007%	2/25/48	Aaa	238,702

11	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.649%	1/01/37	Aaa	12,331

1	Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	1,240

651	Freddie Mac Gold Pool 1K1238	2.525%	7/01/36	Aaa	689,379

355	Freddie Mac Gold Pool 1L0117	2.842%	10/01/29	Aaa	371,300

147	Freddie Mac Gold Pool 847240	2.587%	7/01/30	Aaa	153,349

89	Freddie Mac Gold Pool 847411	2.618%	5/01/33	Aaa	93,516

297	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	341,086

65	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	72,309

1,405	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	1,437,693

17	Freddie Mac Non Gold Participation Certificates 847681	2.530%	12/01/36	Aaa	18,316

3,430	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	2,587,435

56	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	56,962

1,363	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,168,913

222	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.750%	3/25/35	BBB+	220,654

3,910	Invitation Homes Trust 2014-SFR1	3.046%	6/19/31	Baa2	3,892,341

883	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.733%	6/25/37	Caa1	785,266

1,370	JPMorgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2015-C29	3.842%	5/15/48	BBB–	965,151

3,376	JPMorgan Madison Avenue Securities Trust, Mortgage Pass-Through Certificates, Series 2014-1	2.696%	11/25/24	BBB–	3,380,222

222	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.177%	4/25/38	BB+	222,616

2,579	Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	B1	2,626,928

230	Merrill Lynch Mortgage Investors Inc., Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	AA	232,133

1,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22	4.384%	4/17/48	BBB–	1,555,676

3,860	New Residential Advance Receivable Trust , Series 2016-T1	4.377%	6/15/49	BBB	3,882,766

108	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	96,807

344	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.774%	10/20/35	D	297,893

256	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.338%	8/25/38	AA	268,611

68	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$3,430		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage-Pass- Through Certificates, Series 2015-C26	3.586%	2/18/48	BBB–	$2,378,280

17		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.938%	2/25/35	A+	16,568

1,352		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-C15	4.629%	8/17/46	BBB–	1,193,401
$75,082		Total Asset-Backed and Mortgage-Backed Securities (cost $72,742,580)				72,966,954

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 5.2%

		Argentina – 0.2%

$1,200		Republic of Argentina, 144A, (5)	7.625%	4/22/46	B	$1,297,800

		Costa Rica – 0.3%

2,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	1,995,000

		Dominican Republic – 0.3%

2,500		Dominican Republic, 144A	5.500%	1/27/25	BB–	2,543,750

		Mexico – 2.0%

34,700	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	2,060,799

72,550	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	4,520,984

60,500	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	4,251,483

84,800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	5,406,453
		Total Mexico				16,239,719

		Portugal – 0.6%

4,300	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	4,761,256

		Romania – 0.1%

1,000		Republic of Romania, 144A, (5)	4.875%	1/22/24	BBB–	1,102,600

		South Africa – 1.3%

124,375	ZAR	Republic of South Africa	6.750%	3/31/21	Baa2	7,937,444

2,250		Republic of South Africa	5.875%	9/16/25	Baa2	2,505,375
		Total South Africa				10,442,819

		Sri Lanka – 0.3%

2,100		Republic of Sri Lanka, 144A	6.850%	11/03/25	B+	2,045,627

		Uruguay – 0.1%

850		Republic of Uruguay	5.100%	6/18/50	BBB	850,000
		Total Sovereign Debt (cost $47,421,571)				41,278,571
		Total Long-Term Investments (cost $788,013,307)				782,221,991

NUVEEN	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2016

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 13.3%

	Money Market Funds – 13.3%

105,884,834	Mount Vernon Securities Lending Trust Prime Portfolio, (14)	0.557% (13)	$105,884,834
	Total Investments Purchased with Collateral from Securities Lending (cost $105,884,834)		105,884,834

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

7,256,915	First American Treasury Obligations Fund, Class Z	0.230% (13)	$7,256,915
	Total Short-Term Investments (cost $7,256,915)		7,256,915
	Total Investments (cost $901,155,056) – 112.9%		895,363,740
	Other Assets Less Liabilities – (12.9)% (15)		(102,583,274)
	Net Assets – 100%		$792,780,466

Investments in Derivatives as of June 30, 2016

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Euro	5,640,000	U.S. Dollar	6,345,485	7/29/16	$79,654
Bank of America, N.A.	Mexican Peso	187,530,000	U.S. Dollar	9,967,154	8/22/16	(235,091)
Bank of America, N.A.	U.S. Dollar	880,267	Euro	798,000	7/29/16	6,281
Bank of America, N.A.	U.S. Dollar	157,830	Euro	142,000	7/29/16	(74)
Bank of America, N.A.	U.S. Dollar	8,053,264	Swiss Franc	7,850,000	8/30/16	14,574
Citigroup Global Markets, Inc.	Japanese Yen	1,386,000,000	U.S. Dollar	13,299,174	8/22/16	(145,470)
Citigroup Global Markets, Inc.	U.S. Dollar	6,774,510	Japanese Yen	691,000,000	8/22/16	(71,588)
Goldman Sachs Bank USA	Canadian Dollar	5,111,000	U.S. Dollar	3,903,568	7/29/16	(52,941)
JPMorgan Chase Bank, N.A.	Indian Rupee	535,000,000	U.S. Dollar	7,940,042	8/05/16	64,867
JPMorgan Chase Bank, N.A.	U.S. Dollar	7,861,289	Indian Rupee	535,000,000	8/05/16	13,886
Morgan Stanley Capital Services LLC	South African Rand	117,000,000	U.S. Dollar	7,509,194	7/20/16	(401,902)
						$(727,804)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC*	$26,000,000	Receive	3-Month USD -LIBOR -ICE	2.743%	Semi -Annually	4/15/24	$(3,083,040)	$46,627	$(3,083,040)
*	Citigroup Global Markets, Inc. is the clearing broker for this transaction.

Credit Default Swaps

Counterparty	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	Markit iTraxx Europe Crossover	Sell	3.52%	$5,900,000	5.000%	6/20/21	$393,001	$52,153	$(109,378)
*	Citigroup Global Markets, Inc. is also the clearing broker for this transaction.

70	NUVEEN

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(163)	9/16	$(19,912,742)	$(12,734)	$(150,659)
U.S. Treasury 10-Year Note	Short	(919)	9/16	(122,212,641)	71,797	(3,218,963)
U.S. Treasury Long Bond	Short	(44)	9/16	(7,583,125)	28,875	(267,140)
U.S. Treasury Ultra Bond	Long	291	9/16	54,235,125	(263,719)	3,480,616
				$(95,473,383)	$(175,781)	$(156,146)
*	Total aggregate Notional Amount at Value of long and short positions is $54,235,125 and $(149,708,508).

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes ratings disclosed (not covered by the report of independent registered public accounting firm) are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $102,580,963.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Perpetual security. Maturity date is not applicable.

(12)	Principal Amount (000) rounds to less than $1,000.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(I/O)	Interest only security.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

MXN	Mexican Peso

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

NUVEEN	71

Statement of

Assets and Liabilities	June 30, 2016

	Global Total Return Bond	High Income Bond	Strategic Income
Assets
Long-term investments, at value (cost $13,346,865, $390,937,167 and $788,013,307, respectively)	$13,319,784	$342,104,332	$782,221,991
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	73,403,049	105,884,834
Short-term investments, at value (cost approximates value)	879,344	—	7,256,915
Cash denominated in foreign currencies (cost $—, $— and $936, respectively)	—	—	937
Cash	—	442,261	—
Cash collateral at brokers(1)	62,240	154,400	2,100,938
Credit default swap premiums paid	8,524	—	502,379
Unrealized appreciation on forward foreign currency exchange contracts, net	100,764	20,014	78,753
Receivable for:
Dividends	1,359	187,221	39,392
Due from broker	—	43,944	43,237
Interest	143,407	6,761,283	10,123,848
Investments sold	594,532	36,280,088	29,621,673
Reclaims	1,190	—	—
Reimbursement from Adviser	7,611	—	—
Shares sold	—	5,113,162	911,458
Variation margin on futures contracts	547	—	100,672
Variation margin on swap contracts	2,847	—	98,780
Other assets	19,546	54,348	45,231
Total assets	15,141,695	464,564,102	939,031,038
Liabilities
Borrowings	—	20,000,000	—
Cash overdraft denominated in foreign currencies (cost $16,183, $— and $—, respectively)	16,166	—	—
Unrealized depreciation on forward foreign currency exchange contracts, net	18,470	87,313	806,557
Payable for:
Collateral from securities lending program	—	73,403,049	105,884,834
Dividends	38,140	901,476	1,437,314
Investments purchased	1,318,879	2,932,751	31,185,025
Shares redeemed	1,583	1,714,667	5,910,800
Variation margin on futures contracts	703	17,500	276,453
Accrued expenses:
Management fees	—	199,647	287,531
Directors/Trustees fees	76	28,890	44,390
12b-1 distribution and service fees	428	64,726	116,492
Other	74,098	171,777	301,176
Total liabilities	1,468,543	99,521,796	146,250,572
Net assets	$13,673,152	$365,042,306	$792,780,466

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

72	NUVEEN

	Global Total Return Bond	High Income Bond	Strategic Income
Class A Shares
Net assets	$1,011,872	$114,537,280	$187,052,003
Shares outstanding	55,980	15,870,421	17,776,474
Net asset value (“NAV”) per share	$18.08	$7.22	$10.52
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25%, respectively, of offering price)	$18.98	$7.58	$10.99
Class C Shares
Net assets	$252,545	$41,662,648	$89,173,444
Shares outstanding	13,905	5,779,593	8,522,831
NAV and offering price per share	$18.16	$7.21	$10.46
Class R3 Shares
Net assets	$44,467	$833,765	$7,646,594
Shares outstanding	2,452	113,149	724,009
NAV and offering price per share	$18.13	$7.37	$10.56
Class R6 Shares
Net assets	$—	$—	$33,371,964
Shares outstanding	—	—	3,171,447
NAV and offering price per share	$—	$—	$10.52
Class I Shares
Net assets	$12,364,268	$208,008,613	$475,536,461
Shares outstanding	681,469	28,747,869	45,227,155
NAV and offering price per share	$18.14	$7.24	$10.51
Net assets consist of:
Capital paid-in	$14,388,642	$506,958,362	$902,554,385
Undistributed (Over-distribution of) net investment income	(178,645)	533,552	(5,931,705)
Accumulated net realized gain (loss)	(459,280)	(93,823,054)	(94,000,818)
Net unrealized appreciation (depreciation)	(77,565)	(48,626,554)	(9,841,396)
Net assets	$13,673,152	$365,042,306	$792,780,466
Authorized shares – per class	Unlimited	2 billion	2 billion
Par value per share	$0.01	$0.0001	$0.0001

See accompanying notes to financial statements.

NUVEEN	73

Statement of

Operations	Year Ended June 30, 2016

	Global Total Return Bond	High Income Bond	Strategic Income
Investment Income
Dividend income (net of foreign tax withheld of $—, $2,447 and $—, respectively)	$11,691	$2,724,955	$747,109
Interest income (net of foreign tax withheld of $—, $1,476 and $3,397, respectively)	666,811	37,209,383	52,643,983
Securities lending income, net	—	356,293	531,478
Total investment income	678,502	40,290,631	53,922,570
Expenses
Management fees	83,417	2,616,522	4,983,407
12b-1 service fees – Class A Shares	3,499	304,015	584,057
12b-1 distribution and service fees – Class C Shares	2,138	432,413	989,679
12b-1 distribution and service fees – Class R3 Shares	218	4,390	47,997
Shareholder servicing agent fees	2,693	367,868	760,195
Custodian fees	72,442	146,892	281,666
Directors/Trustees fees	440	11,325	25,486
Professional fees	45,738	66,263	107,783
Shareholder reporting expenses	18,608	40,735	118,440
Federal and state registration fees	48,808	83,169	125,524
Other	13,381	183,246	41,673
Total expenses before fee waiver/expense reimbursement	291,382	4,256,838	8,065,907
Fee waiver/expense reimbursement	(179,947)	(554)	(941,570)
Net expenses	111,435	4,256,284	7,124,337
Net investment income (loss)	567,067	36,034,347	46,798,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,454,774)	(69,385,392)	(70,792,612)
Forward foreign currency exchange contracts	47,529	1,656,267	13,528,427
Futures contracts	19,342	431,364	(4,939,649)
Swaps	(44,978)	(556,245)	(6,260,347)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,128,084	(7,410,663)	18,506,687
Forward foreign currency exchange contracts	189,522	(240,417)	(1,335,064)
Futures contracts	(66,004)	547,980	247,635
Swaps	(88,943)	250,790	(1,362,803)
Net realized and unrealized gain (loss)	(270,222)	(74,706,316)	(52,407,726)
Net increase (decrease) in net assets from operations	$296,845	$(38,671,969)	$(5,609,493)

See accompanying notes to financial statements.

74	NUVEEN

Statement of

Changes in Net Assets

	Global Total Return Bond		High Income Bond
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$567,067	$782,049	$36,034,347	$52,325,710
Net realized gain (loss) from:
Investments and foreign currency	(1,454,774)	(326,542)	(69,385,392)	(34,123,226)
Forward foreign currency exchange contracts	47,529	(250,808)	1,656,267	13,219,277
Futures contracts	19,342	(182,445)	431,364	(578,896)
Swaps	(44,978)	13,589	(556,245)	(1,827,472)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,128,084	(1,418,081)	(7,410,663)	(73,863,867)
Forward foreign currency exchange contracts	189,522	(103,660)	(240,417)	146,922
Futures contracts	(66,004)	13,462	547,980	(352,543)
Swaps	(88,943)	(28,185)	250,790	320,392
Net increase (decrease) in net assets from operations	296,845	(1,500,621)	(38,671,969)	(44,733,703)
Distributions to Shareholders
From net investment income:
Class A Shares	(5,028)	(64,249)	(8,982,839)	(10,263,959)
Class C Shares	(769)	(6,623)	(2,834,762)	(3,494,239)
Class R3 Shares	(157)	(1,868)	(62,186)	(68,691)
Class R6 Shares	—	—	—	—
Class I Shares	(47,025)	(798,173)	(21,369,935)	(37,801,973)
From accumulated net realized gains:
Class A Shares	—	(20,483)	—	(1,298,112)
Class C Shares	—	(2,560)	—	(551,922)
Class R3 Shares	—	(670)	—	(10,919)
Class R6 Shares	—	—	—	—
Class I Shares	—	(250,904)	—	(5,141,766)
Return of capital:
Class A Shares	(50,553)	—	—	—
Class C Shares	(6,026)	—	—	—
Class R3 Shares	(1,449)	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(504,084)	—	—	—
Decrease in net assets from distributions to shareholders	(615,091)	(1,145,530)	(33,249,722)	(58,631,581)
Fund Share Transactions
Proceeds from sale of shares	431,552	1,078,129	290,281,180	477,217,806
Proceeds from shares issued to shareholders due to reinvestment of distributions	104,173	364,059	17,581,399	25,563,889
	535,725	1,442,188	307,862,579	502,781,695
Cost of shares redeemed	(5,363,722)	(688,048)	(493,243,683)	(779,613,360)
Net increase (decrease) in net assets from Fund share transactions	(4,827,997)	754,140	(185,381,104)	(276,831,665)
Net increase (decrease) in net assets	(5,146,243)	(1,892,011)	(257,302,795)	(380,196,949)
Net assets at the beginning of period	18,819,395	20,711,406	622,345,101	1,002,542,050
Net assets at the end of period	$13,673,152	$18,819,395	$365,042,306	$622,345,101
Undistributed (Over-distribution of) net investment income at the end of period	$(178,645)	$(471,513)	$533,552	$2,281,412

See accompanying notes to financial statements.

NUVEEN	75

Statement of Changes in Net Assets (continued)

	Strategic Income
	Year Ended 6/30/16	Year Ended 6/30/15
Operations
Net investment income (loss)	$46,798,233	$47,638,574
Net realized gain (loss) from:
Investments and foreign currency	(70,792,612)	(9,317,210)
Forward foreign currency exchange contracts	13,528,427	18,051,609
Futures contracts	(4,939,649)	(6,149,196)
Swaps	(6,260,347)	(863,146)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,506,687	(56,122,617)
Forward foreign currency exchange contracts	(1,335,064)	790,473
Futures contracts	247,635	(495,755)
Swaps	(1,362,803)	(1,179,760)
Net increase (decrease) in net assets from operations	(5,609,493)	(7,647,028)
Distributions to Shareholders
From net investment income:
Class A Shares	(11,921,409)	(10,648,005)
Class C Shares	(4,273,552)	(3,444,106)
Class R3 Shares	(464,157)	(433,800)
Class R6 Shares	(1,603,676)	(447,293)
Class I Shares	(31,361,137)	(37,555,701)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(49,623,931)	(52,528,905)
Fund Share Transactions
Proceeds from sale of shares	192,983,898	804,277,621
Proceeds from shares issued to shareholders due to reinvestment of distributions	28,548,825	26,744,855
	221,532,723	831,022,476
Cost of shares redeemed	(578,746,922)	(359,677,544)
Net increase (decrease) in net assets from Fund share transactions	(357,214,199)	471,344,932
Net increase (decrease) in net assets	(412,447,623)	411,168,999
Net assets at the beginning of period	1,205,228,089	794,059,090
Net assets at the end of period	$792,780,466	$1,205,228,089
Undistributed (Over-distribution of) net investment income at the end of period	$(5,931,705)	$14,977,584

See accompanying notes to financial statements.

76	NUVEEN

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NUVEEN	77

Financial

Highlights

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/11)
2016	$18.35	$0.65	$(0.22)	$0.43	$(0.06)	$—	$(0.64)	$(0.70)	$18.08
2015	20.97	0.73	(2.26)	(1.53)	(0.82)	(0.27)	—	(1.09)	18.35
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	—	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	—	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	—	(0.29)	21.19
Class C (12/11)
2016	18.44	0.50	(0.21)	0.29	(0.06)	—	(0.51)	(0.57)	18.16
2015	21.04	0.58	(2.26)	(1.68)	(0.65)	(0.27)	—	(0.92)	18.44
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	—	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	—	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	—	(0.24)	21.18
Class R3 (12/11)
2016	18.41	0.60	(0.22)	0.38	(0.06)	—	(0.60)	(0.66)	18.13
2015	21.03	0.68	(2.27)	(1.59)	(0.76)	(0.27)	—	(1.03)	18.41
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	—	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	—	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	—	(0.28)	21.20
Class I (12/11)
2016	18.42	0.69	(0.22)	0.47	(0.06)	—	(0.69)	(0.75)	18.14
2015	21.05	0.78	(2.27)	(1.49)	(0.87)	(0.27)	—	(1.14)	18.42
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	—	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	—	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	—	(0.31)	21.23

78	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.42%	$1,012	2.19%		2.40%		0.96%		3.63%		118%
(7.45)	1,612	1.82		2.85		0.96		3.71		89
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

1.65	253	2.97		1.57		1.71		2.82		118
(8.15)	204	2.57		2.11		1.71		2.96		89
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

2.16	44	2.45		2.12		1.21		3.36		118
(7.72)	45	2.07		2.60		1.21		3.46		89
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

2.69	12,364	1.93		2.66		0.71		3.87		118
(7.26)	16,958	1.57		3.10		0.71		3.95		89
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	79

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2016	$8.23	$0.57	$(1.05)	$(0.48)	$(0.53)	$—	$(0.53)	$7.22
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
Class C (8/01)
2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
Class R3 (9/01)
2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
Class I (8/01)
2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65

80	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(5.48)%	$114,537	1.03%	7.99%	1.03%	7.99%	91%
(4.82)	119,535	0.97	6.31	0.97	6.31	80
12.88	209,830	0.95	6.37	0.95	6.37	85
11.99	141,132	0.94	6.92	0.94	6.92	133
3.76	92,018	1.06	7.98	1.04	7.99	124

(6.27)	41,663	1.79	7.26	1.79	7.26	91
(5.45)	55,409	1.72	5.62	1.72	5.62	80
11.98	71,974	1.70	5.64	1.70	5.64	85
11.33	67,466	1.70	6.21	1.70	6.21	133
3.18	48,667	1.80	7.26	1.79	7.27	124

(5.76)	834	1.29	7.78	1.29	7.78	91
(5.07)	995	1.21	6.03	1.21	6.03	80
12.65	1,099	1.20	6.09	1.20	6.09	85
11.79	697	1.19	6.69	1.19	6.69	133
3.46	615	1.31	7.66	1.29	7.68	124

(5.21)	208,009	0.78	8.12	0.78	8.12	91
(4.55)	446,406	0.72	6.56	0.72	6.56	80
13.15	719,640	0.71	6.61	0.71	6.61	85
12.39	495,863	0.70	7.24	0.70	7.24	133
4.15	465,299	0.84	8.19	0.80	8.23	124

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. For the period October 31, 2013 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2016	$10.97	$0.50	$(0.42)	$0.08	$(0.53)	$—	$(0.53)	$10.52
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
Class C (2/00)
2016	10.90	0.42	(0.41)	0.01	(0.45)	—	(0.45)	10.46
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
Class R3 (9/01)
2016	11.01	0.48	(0.42)	0.06	(0.51)	—	(0.51)	10.56
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
Class R6 (1/15)
2016	10.96	0.53	(0.41)	0.12	(0.56)	—	(0.56)	10.52
2015(f)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	10.96
Class I (2/00)
2016	10.96	0.53	(0.42)	0.11	(0.56)	—	(0.56)	10.51
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83

82	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.94%	$187,052	0.92%		4.71%		0.83%		4.80%		56%
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199

0.20	89,173	1.67		3.97		1.58		4.06		56
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199

0.70	7,647	1.17		4.44		1.08		4.54		56
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199

1.28	33,372	0.60		5.07		0.50		5.17		56
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

1.19	475,536	0.67		4.95		0.58		5.05		56
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	83

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”), among others and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Funds is June 30, 2016, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” securities or “junk” bonds). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

84	NUVEEN

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

NUVEEN	85

Notes to Financial Statements (continued)

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$725,652	$970,000	$15,703,278

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

86	NUVEEN

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return Bond only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of

NUVEEN	87

Notes to Financial Statements (continued)

investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also priced by an independent pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$89,625	$—	$—		$89,625
Corporate Bonds	—	5,253,508	—	****	5,253,508
$1,000 Par (or similar) Institutional Preferred	—	1,286,389	—		1,286,389
Asset-Backed and Mortgage-Backed Securities	—	796,259	—		796,259
Sovereign Debt	—	5,894,003	—		5,894,003
Short-Term Investments:
Repurchase Agreements	—	879,344	—		879,344
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	82,294	—		82,294
Interest Rate Swaps***	—	(88,328)	—		(88,328)
Credit Default Swaps***	—	(1,863)	—		(1,863)
Futures Contracts***	(43,183)	—	—		(43,183)
Total	$46,442	$14,101,606	$—		$14,148,048

88	NUVEEN

High Income Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$1,600,089	$—	$64,296	**	$1,664,385
Convertible Preferred Securities	5,944,225	—	—		5,944,225
Variable Rate Senior Loan Interests	—	17,703,638	—		17,703,638
$25 Par (or similar) Retail Preferred	11,897,707	1,793,378 **	—		13,691,085
Corporate Bonds	—	276,855,728	—	****	276,855,728
Convertible Bonds	—	11,163	—		11,163
$1,000 Par (or similar) Institutional Preferred	—	14,547,798	—		14,547,798
Asset-Backed Securities	—	717	—		717
Investment Companies	11,685,492	—	—		11,685,492
Warrants	—	101	—	****	101
Investments Purchased with Collateral from Securities Lending	73,403,049	—	—		73,403,049
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(67,299)	—		(67,299)
Futures Contracts***	272,463	—	—		272,463
Total	$104,803,025	$310,845,224	$64,296		$415,712,545

Strategic Income
Long-Term Investments*:
Common Stocks	$—	$—	$5,993	**	$5,993
Convertible Preferred Securities	1,204,725	—	—		1,204,725
Variable Rate Senior Loan Interests	—	12,504,405	—		12,504,405
$25 Par (or similar) Retail Preferred	259,200	2,172,657 **	—		2,431,857
Corporate Bonds	—	588,567,909	—	****	588,567,909
$1,000 Par (or similar) Institutional Preferred	—	63,261,577	—		63,261,577
Asset-Backed and Mortgage-Backed Securities	—	72,966,954	—		72,966,954
Sovereign Debt	—	41,278,571	—		41,278,571
Investments Purchased with Collateral from Securities Lending	105,884,834	—	—		105,884,834
Short-Term Investments:
Money Market Funds	7,256,915	—	—		7,256,915
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(727,804)	—		(727,804)
Interest Rate Swaps***	—	(3,083,040)	—		(3,083,040)
Credit Default Swaps***	—	(109,378)	—		(109,378)
Futures Contracts***	(156,146)	—	—		(156,146)
Total	$114,449,528	$776,831,851	$5,993		$891,287,372
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

NUVEEN	89

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Global Total Return Bond’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Germany	$1,639,766	12.0%
Mexico	1,478,384	10.8
United Kingdom	859,071	6.3
Canada	841,724	6.2
France	817,910	6.0
Australia	718,355	5.2
Italy	560,000	4.1
South Africa	515,942	3.8
Argentina	297,195	2.2
Switzerland	235,021	1.7
Portugal	232,525	1.7
Other	1,868,978	13.6
Total non-U.S. securities	$10,064,871	73.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond is authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

90	NUVEEN

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$879,344	$(879,344)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Each Fund also has the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Funds. Upon termination, the borrower is required to return to the Funds securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Funds have the right to use the collateral to acquire identical securities. In the event the Funds are delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Funds. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Funds bear the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond
	Convertible Preferred Securities	$1,827,525	$(1,827,525)	$—
	Corporate Bonds	62,628,514	(62,628,514)	—
	$1,000 Par or Similar Institutional Preferred	6,489,182	(6,489,182)	—
	Total	$70,945,221	$(70,945,221)	$—
Strategic Income
	Convertible Preferred Securities	$464,625	$(464,625)	$—
	Corporate Bonds	90,256,162	(90,256,162)	—
	$1,000 Par or Similar Institutional Preferred	9,461,576	(9,461,576)	—
	Sovereign Debt	2,398,600	(2,398,600)	—
	Total	$102,580,963	$(102,580,963)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$55,162	$77,960

NUVEEN	91

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, the Funds invested in forward foreign currency exchange contracts. Global Total Return Bond used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond. High Income Bond and Strategic Income used forward foreign currency exchange contracts to manage foreign currency exposure. High Income Bond used foreign currency exchange contracts to reduce unwanted currency exposure from its portfolio. Strategic Income, may reduce unwanted currency exposure from its portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$12,271,597	$34,012,871	$141,562,030
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

92	NUVEEN

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$117,563	Unrealized depreciation on forward foreign currency exchange contracts, net	$(20,748)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(16,799)	Unrealized depreciation on forward foreign currency exchange contracts, net	2,278
Total			$100,764		$(18,470)

High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$20,014	Unrealized depreciation on forward foreign currency exchange contracts, net	$(87,313)

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$78,753	Unrealized depreciation on forward foreign currency exchange contracts, net	$(907,066)
Foreign currency exchange rate	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	100,509
Total			$78,753		$(806,557)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Bank of America, N.A.	$45,388	$(9,604)	$(9,604)	$35,784	$—	$35,784
	Citibank, National Association	35,221	(6,963)	(6,963)	28,258	—	28,258
	Deutsche Bank AG	2,278	(15,975)	2,278	(13,697)	—	(13,697)
	Goldman Sachs Bank USA	—	(4,773)	—	(4,773)	—	(4,773)
	JPMorgan Chase Bank, N.A.	7,962	(232)	(232)	7,730	—	7,730
	Morgan Stanley Capital Services LLC	28,992	—	—	28,992	—	28,992
Total		$119,841	$(37,547)	$(14,521)	$82,294	$—	$82,294
High Income Bond
	Citigroup Global Markets, Inc.	$20,014	$—	$—	$20,014	$—	$20,014
	Goldman Sachs Bank USA	—	(87,313)	—	(87,313)	—	(87,313)
Total		$20,014	$(87,313)	$—	$(67,299)	$—	$(67,299)
Strategic Income
	Bank of America, N.A.	$100,509	$(235,165)	$100,509	$(134,656)	$—	$(134,656)
	Citigroup Global Markets, Inc.	—	(217,058)	—	(217,058)	217,058	—
	Goldman Sachs Bank USA	—	(52,941)	—	(52,941)	—	(52,941)
	JPMorgan Chase Bank, N.A.	78,753	—	—	78,753	—	78,753
	Morgan Stanley Capital Services LLC	—	(401,902)	—	(401,902)	339,000	(62,902)
Total		$179,262	$(907,066)	$100,509	$(727,804)	$556,058	$(171,746)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

NUVEEN	93

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$47,529	$189,522
High Income Bond	Foreign currency exchange rate	Forward contracts	1,656,267	(240,417)
Strategic Income	Foreign currency exchange rate	Forward contracts	13,528,427	(1,335,064)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds invested in futures contracts. Global Total Return Bond and Strategic Income used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets. High Income Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$2,003,930	$35,430,550	$235,870,463
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(23,266)	Payable for variation margin on futures contracts*	$(19,917)

High Income Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$468,295
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(195,832)
Total					$272,463

94	NUVEEN

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategic Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(3,486,103)	Payable for variation margin on futures contracts*	$3,480,616
Interest rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	(150,659)
Total			$(3,486,103)		$3,329,957
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$19,342	$(66,004)
High Income Bond	Interest rate	Futures contracts	431,364	547,980
Strategic Income	Interest rate	Futures contracts	(4,939,649)	247,635

Interest Rate Swaps Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments

NUVEEN	95

Notes to Financial Statements (continued)

received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$960,000	$22,400,000	$78,640,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, the Funds invested in credit default swap contracts. Global Total Return Bond and Strategic Income used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. High Income Bond used CDX and ITRX swaps to take on credit risk and earn a commensurate credit spread. High Income Bond terminated its credit default swap contracts prior to the end of the reporting period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond**	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$50,000	$—	$6,350,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	High Income Bond did not hold any credit default swaps at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

96	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Global Total Return Bond

Interest rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(88,328)	—	$—
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	(1,863)	—	—
Total			$(90,191)		$—
Strategic Income
Interest Rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(3,083,040)	—	$—
Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	(109,378)	—	—
Total			$(3,192,418)		$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$(21,708)	$(1,863)
	Interest rate	Swaps	(23,270)	(87,080)
Total			$(44,978)	$(88,943)
High Income Bond
	Credit	Swaps	$733,153	$—
	Interest rate	Swaps	(1,289,398)	250,790
Total			$(556,245)	$250,790
Strategic Income
	Credit	Swaps	$(730,998)	$(109,378)
	Interest rate	Swaps	(5,529,349)	(1,253,425)
Total			$(6,260,347)	$(1,362,803)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	97

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/16		Year Ended 6/30/15
Global Total Return Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,512	$169,616	33,410	$663,020
Class C	5,659	98,680	3,771	75,939
Class R3	—	7	—	—
Class I	9,278	163,249	17,049	339,170
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,083	54,653	4,268	83,527
Class C	308	5,471	360	7,063
Class R3	6	110	9	168
Class I	2,438	43,939	13,892	273,301
	30,284	535,725	72,759	1,442,188
Shares redeemed:
Class A	(44,468)	(794,043)	(15,528)	(302,329)
Class C	(3,113)	(55,696)	(2,786)	(56,510)
Class R3	—	(7)	—	(2)
Class I	(250,806)	(4,513,976)	(16,704)	(329,207)
	(298,387)	(5,363,722)	(35,018)	(688,048)
Net increase (decrease)	(268,103)	$(4,827,997)	37,741	$754,140

	Year Ended 6/30/16		Year Ended 6/30/15
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,844,430	$160,255,338	20,579,913	$179,760,260
Class C	1,264,937	8,863,955	1,237,977	10,700,119
Class R3	48,170	353,483	57,519	514,788
Class I	16,788,962	120,808,404	32,641,176	286,242,639
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,135,552	8,108,846	1,136,540	9,756,311
Class C	330,612	2,364,126	380,202	3,252,087
Class R3	6,483	47,448	7,898	69,117
Class I	977,062	7,060,979	1,453,361	12,486,374
	43,396,208	307,862,579	57,494,586	502,781,695
Shares redeemed:
Class A	(22,631,152)	(162,494,682)	(29,786,857)	(259,748,690)
Class C	(2,557,960)	(18,446,833)	(2,641,731)	(22,651,623)
Class R3	(59,958)	(428,751)	(62,900)	(537,346)
Class I	(43,094,533)	(311,873,417)	(57,301,772)	(496,675,701)
	(68,343,603)	(493,243,683)	(89,793,260)	(779,613,360)
Net increase (decrease)	(24,947,395)	$(185,381,104)	(32,298,674)	$(276,831,665)

98	NUVEEN

	Year Ended 6/30/16		Year Ended 6/30/15
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,002,873	$41,946,560	22,233,359	$252,302,027
Class C	1,310,022	13,655,356	6,832,580	77,016,680
Class R3	386,837	4,052,221	930,153	10,536,994
Class R6	1,618,829	17,089,609	1,927,736	21,625,297
Class I	11,124,880	116,240,152	39,093,277	442,796,623
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,068,217	11,130,046	874,773	9,870,223
Class C	332,935	3,443,686	247,639	2,777,282
Class R3	27,543	289,756	31,479	356,678
Class R6	138,234	1,433,538	33,785	377,964
Class I	1,175,836	12,251,799	1,184,390	13,362,708
	21,186,206	221,532,723	73,389,171	831,022,476
Shares redeemed:
Class A	(13,554,737)	(140,591,197)	(7,902,380)	(89,477,691)
Class C	(3,270,280)	(33,759,300)	(1,125,835)	(12,594,984)
Class R3	(804,674)	(8,405,220)	(304,433)	(3,451,611)
Class R6	(455,181)	(4,831,119)	(91,956)	(1,035,000)
Class I	(37,656,644)	(391,160,086)	(22,515,883)	(253,118,258)
	(55,741,516)	(578,746,922)	(31,940,487)	(359,677,544)
Net increase (decrease)	(34,555,310)	$(357,214,199)	41,448,684	$471,344,932

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Purchases:
Investment securities	$6,733,604	$392,808,454	$317,964,409
U.S. Government and agency obligations	10,419,539	—	204,857,972
Sales and maturities:
Investment securities	11,729,084	598,527,077	655,908,700
U.S. Government and agency obligations	10,255,884	—	200,157,512

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	99

Notes to Financial Statements (continued)

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Cost of investments	$14,301,813	$465,912,448	$900,766,274
Gross unrealized:
Appreciation	$568,741	$10,943,931	$26,039,295
Depreciation	(671,426)	(61,348,998)	(31,441,829)
Net unrealized appreciation (depreciation) of investments	$(102,685)	$(50,405,067)	$(5,402,534)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, paydowns, complex security character adjustments, net operating losses, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2016, the Funds’ tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Capital paid-in	$(918,467)	$19	$(22)
Undistributed (Over-distribution of) net investment income	(221,220)	(4,532,485)	(18,083,591)
Accumulated net realized gain (loss)	1,139,687	4,532,466	18,083,613

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2016, the Funds’ tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$3,085,915	$13,077,819
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2016 through June 30, 2016 and paid on July 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2016 and June 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Global Total Return Bond	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$76,666	$34,298,443	$51,207,124
Distributions from net long-term capital gains	—	—	—
Return of capital	562,112	—	—

2015	Global Total Return Bond	High Income Bond	Strategic Income
Distributions from net ordinary income[2]	$987,815	$54,503,646	$50,714,515
Distributions from net long-term capital gains	156,028	5,641,156	—
Return of capital	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2016, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Global Total Return Bond	High Income Bond	Strategic Income
Expiration June 30, 2018	$—	$—	$35,110,018
Not subject to expiration	428,594	91,980,938	19,097,322
Total	$428,594	$91,980,938	$54,207,340

100	NUVEEN

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Strategic Income
Post-October capital losses[3]	$39,705,730
Late-year ordinary losses[4]	17,001,574
[3]	Capital losses incurred from November 1, 2015 through June 30, 2016, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2016 through June 30, 2016 and/or specified losses incurred from November 1, 2015 through June 30, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond	High Income Bond	Strategic Income
For the first $125 million	0.4000%	0.4000%	0.3600%
For the next $125 million	0.3875	0.3875	0.3475
For the next $250 million	0.3750	0.3750	0.3350
For the next $500 million	0.3625	0.3625	0.3225
For the next $1 billion	0.3500	0.3500	0.3100
For net assets over $2 billion	0.3250	0.3250	0.2850

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Total Return Bond	0.1614%
High Income Bond	0.1998
Strategic Income	0.1907

NUVEEN	101

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation.

Fund	Expense Cap	Expense Cap Expiration Date
Global Total Return Bond	0.75%	October 31, 2016
Strategic Income	0.59	October 31, 2017

Effective June 30, 2016, the Advisor has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares for High Income Bond.

Other Transactions with Affiliates

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Sales charges collected (Unaudited)	$2,468	$314,526	$182,200
Paid to financial intermediaries (Unaudited)	2,146	281,616	162,404

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Commission advances (Unaudited)	$450	$94,039	$139,879

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
12b-1 fees retained (Unaudited)	$810	$44,573	$334,163

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
CDSC retained (Unaudited)	$—	$14,726	$45,672

As of the end of the reporting period, Nuveen owned shares of the following Fund:

Global Total Return Bond
Class C Shares	2,280
Class R3 Shares	2,280
Class I Shares	676,175

102	NUVEEN

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes High Income Bond. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including Global Total Return and Strategic Income, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond was the only Fund in this shareholder report to utilize the facility. The average daily balance outstanding and average annual interest rate, during the period in which High Income Bond utilized the facility, was $20,462,733 and 1.61%, respectively.

Borrowings outstanding for High Income Bond at the end of the reporting period was $20,000,000, which is recognized as “Borrowings” on the Statement of Assets and Liabilities.

NUVEEN	103

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National
Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Global Total Return Bond	High Income Bond	Strategic Income
%QDI	6%	0%	0%
%DRD	6%	0%	0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

104	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

NUVEEN	105

Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

106	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (the “Board,” and each Director or Trustee a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	107

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in (or, in certain cases, the adoption of) a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth, including Nuveen High Income Bond Fund (the “High Income Fund”), which adopted a temporary expense cap.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Global Total Return Bond Fund (the “Global Total Return Fund”), which did not exist for part of the foregoing time frame), as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

108	NUVEEN

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Global Total Return Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark for the one- and three-year periods. The Board discussed with management the factors that detracted from the Fund’s performance, including the Fund’s overweight exposure to high yield corporate bonds, selection in commodity related corporate sectors, and selection in sovereign debt from commodity dependent emerging market countries. Currency exposure to commodity related countries also detracted from performance in 2015. The Board considered some changes in the Fund’s portfolio holdings and noted that the Fund ranked in the second quartile for the quarter ending March 31, 2016. The Board will continue to monitor the progress of this Fund.

For the High Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods. The Board discussed with management the factors that detracted from the Fund’s performance, including the overweight exposure to lower-rated credit quality, the selection in certain high yield corporate bonds and the exposure to the metals & mining, transportation and healthcare sectors. The Board will continue to monitor the Fund closely.

For Nuveen Strategic Income Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board determined that the Fund’s performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen. In this regard, the Board noted that the Adviser agreed to adopt a temporary expense cap for the High Income Fund.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Funds each had a net management fee and net expense ratio below their respective peer averages. The Board further noted that there was not a management fee after fee waivers and expense reimbursements for the last fiscal year for the Global Total Return Fund. As discussed above, the Board also noted that the Adviser agreed to adopt a temporary expense cap for the High Income Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as

110	NUVEEN

the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were (or in the case of the High Income Fund, would be) shared with shareholders of each Fund through its temporary expense cap.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

NUVEEN	111

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

112	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System and WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	184
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	184
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	184
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	184

NUVEEN	113

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	184
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	184
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	184
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	184
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	184

114	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	184

Interested Trustee:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	184
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Co-Chief Executive Officer (since 2015), previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Senior Executive Vice President (since 2015) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	184

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), and Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	185
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	185

NUVEEN	115

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	185
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Vice President (since 2016), formerly, Vice President (2011- 2016) of Nuveen Investments Holdings, Inc.; Chartered Financial Analyst.	184
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	185
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	185
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director, and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Executive Vice President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since March 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	185
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	185
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	185
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments Holdings, Inc. (since 2011); formerly Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	101

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

116	NUVEEN

Notes

NUVEEN	117

Notes

118	NUVEEN

Notes

NUVEEN	119

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-GHSU-0616D        18662-INV-Y-08/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended June 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	42,414	0	2,266	0
Nuveen High Income Bond Fund	32,967	0	98	0
Nuveen Intermediate Government Bond Fund	40,918	0	10	0
Nuveen Inflation Protected Securities Fund	41,743	0	3,239	0
Nuveen Core Bond Fund	41,456	0	2,241	0
Nuveen Short Term Bond Fund	43,806	0	103	0
Nuveen Strategic Income Fund	44,623	0	73	0

Total	$287,927	$0	$8,030	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

June 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	41,769	0	2,380	0
Nuveen High Income Bond Fund	33,303	0	2,380	0
Nuveen Intermediate Government Bond Fund	39,682	0	2,380	0
Nuveen Inflation Protected Securities Fund	40,082	0	2,380	0
Nuveen Core Bond Fund	40,473	0	2,380	0
Nuveen Short Term Bond Fund	43,239	0	2,380	0
Nuveen Strategic Income Fund	44,548	0	2,380	0

Total	$283,096	$0	$16,660	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	2,266	0	0	2,266
Nuveen High Income Bond Fund	98	0	0	98
Nuveen Intermediate Government Bond Fund	10	0	0	10
Nuveen Inflation Protected Securities Fund	3,239	0	0	3,239
Nuveen Core Bond Fund	2,241	0	0	2,241
Nuveen Short Term Bond Fund	103	0	0	103
Nuveen Strategic Income Fund	73	0	0	73

Total	$8,030	$0	$0	$8,030

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	2,380	0	0	2,380
Nuveen High Income Bond Fund	2,380	0	0	2,380
Nuveen Intermediate Government Bond Fund	2,380	0	0	2,380
Nuveen Inflation Protected Securities Fund	2,380	0	0	2,380
Nuveen Core Bond Fund	2,380	0	0	2,380
Nuveen Short Term Bond Fund	2,380	0	0	2,380
Nuveen Strategic Income Fund	2,380	0	0	2,380

Total	$16,660	$0	$0	$16,660

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016